UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549


                                     FORM 8-K

                                  CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of The
                           Securities Exchange Act of 1934


June 1, 2007
Date of Report (Date of Earliest Event Reported)


MASTR Adjustable Rate Mortgages Trust 2007-HF1
(Exact name of Issuing Entity as specified in its charter)


UBS Real Estate Securities Inc.
(Exact name of Sponsor as specified in its charter)


Mortgage Asset Securitization Transactions, Inc.
(Exact name of Depositor as specified in its charter)




New York              333-130373-27            54-2199649
(State or Other       (Commission              54-2199650
Jurisdiction of        File Number)            54-2199651
Incorporation)                                 54-2199652
                                               (IRS Employer
                                                Identification No.)


c/o Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, MD                                         21045
(Address of Principal Executive Offices)             (Zip Code)


(410) 884-2000
(Registrant's Telephone Number, including Area Code)


Not Applicable
(Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Section 6 - Asset-Backed Securities

Item 6.02 - Change in Servicer or Trustee.

         Wells Fargo Bank, N.A. (the "Servicer"), has agreed to service certain residential mortgage loans (the "Serviced Loans"), effective as of June 1, 2007, for the benefit of U.S. Bank National Association, as trustee (the "Trustee") pursuant to the provisions of that certain Amended and Restated Servicing Agreement, dated as of November 1, 2005, (attached hereto as Exhibit 99.1) among UBS Real Estate Securities Inc. ("UBSRES") and, the Servicer (the "Servicing Agreement") as modified in accordance with the terms of the servicing agreement dated as of April 30, 2007 (attached hereto as Exhibit 99.2), between the Servicer and the Trustee and acknowledged and agreed to by Wells Fargo Bank, N.A. as master servicer (the "Master Servicer"). The Serviced Loans were previously serviced for the benefit of the Trustee by Cenlar FSB, Downey Savings and Loan Association, F.A., Mid America Bank, fsb and GMAC Mortgage Corporation. In addition, the Servicer is also servicing certain other residential mortgage loans pursuant to the Servicing Agreement as modified in accordance with the terms of the assignment, assumption and recognition agreement dated as of April 27, 2007 (attached hereto as Exhibit 99.3) among Mortgage Asset Securitization Transactions, Inc., as assignee, UBSRES, as assignor, and the Servicer (the "Assignment, Assumption and Recognition Agreement").



WELLS FARGO BANK, N.A. SERVICER DISCLOSURE

April 2007

Disclosure responsive to and Item 1108(b)(1), (2), (3), (4)

A.       Servicing Experience and Procedures of Wells Fargo Bank
   1.    Servicing Experience

     Wells Fargo Bank, N.A. ("Wells Fargo Bank") is an indirect, wholly-owned subsidiary of Wells Fargo & Company. Wells Fargo Bank is a national banking association and is engaged in a wide range of activities typical of a national bank. Wells Fargo Bank, including its predecessors, has many years of experience in servicing residential mortgage loans, commercial mortgage loans, auto loans, home equity loans, credit card receivables and student loans. Wells Fargo Bank, including its predecessors, has been servicing residential mortgage loans since 1974. These servicing activities, which include collections, loss mitigation, default reporting, bankruptcy, foreclosure and REO Property management, are handled at various Wells Fargo Bank locations including Frederick, Maryland, Fort Mill, South Carolina and other mortgage loan servicing centers. As of the date hereof, Wells Fargo Bank has not failed to make any required advance with respect to any issuance of residential mortgage backed securities.

     Wells Fargo Bank's servicing portfolio of residential mortgage loans (which includes Alt-A Prime Fixed Rate Loans, Alt-A Prime Adjustable Rate Loan, Alt-A Minus Fixed Rate Loans and Alt-A Minus Adjustable Rate Loans as well as other types of residential mortgage loans serviced by Wells Fargo Bank) has grown from approximately $450 billion as of the end of 2000 to approximately $1.37 trillion as of the end of 2006.

     Wells Fargo Bank currently services Alt-A Prime Mortgage Loans in the same manner as it services mortgage loans originated pursuant to its "prime" underwriting guidelines. The table below sets forth for each of the dates indicated the number and aggregate unpaid principal balance of first lien, non-subprime, residential mortgage loans serviced by Wells Fargo Bank (other than any mortgage loans serviced for Fannie Mae or Freddie Mac and certain mortgage loans serviced for the Federal Home Loan Banks, mortgage loans insured or guaranteed by the Government National Mortgage Association, Federal Housing Administration or Department of Veterans Affairs or mortgage loans with respect to which Wells Fargo Bank has acquired the servicing rights, acts as subservicer, or acts as special servicer):


As of                                             As of                                           As of
  December 31, 2004(1)                            December 31, 2005(1)                            December 31, 2006(2)
              Aggregate                                         Aggregate                                        Aggregate
              Unpaid                                            Unpaid                                           Unpaid
No. of Loans  Principal                           No. of Loans  Principal                          No. of Loans  Principal
              Balance of                                        Balance of                                       Balance of
              Loans                                             Loans                                            Loans
              $166,028,382,042                                  $229,014,862,911                                 $258,646,782,192
498,174                                           634,103                                          646,723




(1) Includes mortgage loans originated pursuant to Wells Fargo Bank's underwriting guidelines for Alt-A Minus Mortgage Loans.

(2) Excludes mortgage loans originated pursuant to Wells Fargo Bank's underwriting guidelines for Alt-A Minus Mortgage Loans.

     Wells Fargo Bank currently services Alt-A Minus Mortgage Loans in the same manner as it services first lien mortgage loans originated pursuant to its "subprime" underwriting guidelines (such mortgage loans, "Subprime First Lien Loans") and second lien mortgage loans originated pursuant to its "subprime" underwriting guidelines (such mortgage loans, "Subprime Second Lien Loans"). The table below sets forth for each of the dates indicated the number and aggregate unpaid principal balance of Subprime First Lien Loans, Subprime Second Lien Loans and Alt-A Minus Mortgage Loans serviced by Wells Fargo Bank (other than any mortgage loans serviced for Fannie Mae or Freddie Mac and certain mortgage loans serviced for the Federal Home Loan Banks, mortgage loans insured or guaranteed by the Government National Mortgage Association, Federal Housing Administration or Department of Veterans Affairs or mortgage loans with respect to which Wells Fargo Bank has acquired the servicing rights, acts as subservicer, or acts as special servicer):


                             As of                              As of                              As of
                               December 31, 2004                  December 31, 2005                  December 31, 2006
                                             Aggregate                         Aggregate                           Aggregate
                                             Original                          Original                            Original
                             No. of          Principal         No. of          Principal           No. of          Principal
                             Loans           Balance           Loans           Balance             Loans           Balance
Asset                                        of Loans                          of Loans                            of Loans
Type                         --              --                --              --                  --              --

Subprime First Lien
Loans                        134,893         $19,592,490,281    173,411        $26,214,367,714     190,395         $29,252,542,517

Subprime Second Lien
Loans                        *               *                  9,116          $353,218,934        18,483          $711,917,795

Alt-A Minus Mortgage
Loans**                      --              --                 --              --                  62,351         $11,088,435,185


* Wells Fargo Bank did not have a material servicing portfolio of Subprime Second Lien Loans as of the dates indicated.
** Prior to 2006, Wells Fargo Bank included Alt-A Minus Mortgage Loans in its servicing portfolio of non-subprime mortgage loans as described in the preceding table.

2. Servicing Procedures

     Shortly after the funding of a loan, various types of loan information are loaded into Wells Fargo Bank's automated loan servicing system. Wells Fargo Bank then makes reasonable efforts to collect all payments called for under the Mortgage Loan documents and will, consistent with the applicable servicing agreement and any pool insurance policy, primary mortgage insurance policy, bankruptcy bond or alternative arrangements, follow such collection procedures as are customary with respect to loans that are comparable to the Mortgage Loans. Wells Fargo Bank may, in its discretion, (i) waive any assumption fee, late payment or other charge in connection with a Mortgage Loan and (ii) to the extent not inconsistent with the coverage of such Mortgage Loan by a pool insurance policy, primary mortgage insurance policy, bankruptcy bond or alternative arrangements, if applicable, waive, vary or modify any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any matter grant indulgence to any borrower, subject to the limitations set forth in the applicable servicing agreement.

     Wells Fargo Bank's collections policy is designed to identify payment problems sufficiently early to permit Wells Fargo Bank to address such delinquency problems and, when necessary, to act to preserve equity in a pre-foreclosure Mortgaged Property. Borrowers are billed on a monthly basis in advance of the due date. If a borrower attempts to use Wells Fargo Bank's Voice Response Unit ("VRU") to obtain loan information on or after a date on which a late charge is due, the VRU automatically transfers the call to the collection area. Collection procedures commence upon identification of a past due account by Wells Fargo Bank's automated servicing system. If timely payment is not received, Wells Fargo Bank's automated loan servicing system automatically places the Mortgage Loan in the assigned collection queue and collection procedures are generally initiated on the 16th day of delinquency. The account remains in the queue unless and until a payment is received, at which point Wells Fargo Bank's automated loan servicing system automatically removes the Mortgage Loan from that collection queue.

     When a Mortgage Loan appears in a collection queue, a collector will telephone to remind the borrower that a payment is due. Follow-up telephone contacts with the borrower are attempted until the account is current or other payment arrangements have been made. When contact is made with a delinquent borrower, collectors present such borrower with alternative payment methods, such as Western Union, Phone Pay and Quick Collect, in order to expedite payments. Standard form letters are utilized when attempts to reach the borrower by telephone fail and/or in some circumstances, to supplement the phone contacts. Company collectors have computer access to telephone numbers, payment histories, loan information and all past collection notes. Wells Fargo Bank supplements the collectors' efforts with advanced technology such as predictive dialers and statistical behavioral software used to determine the optimal times to call a particular customer. Additionally, collectors may attempt to mitigate losses through the use of behavioral or other models that are designed to assist in identifying workout options in the early stages of delinquency. For those loans in which collection efforts have been exhausted without success, Wells Fargo Bank determines whether foreclosure proceedings are appropriate. The course of action elected with respect to a delinquent Mortgage Loan generally will be guided by a number of factors, including the related borrower's payment history, ability and willingness to pay, the condition and occupancy of the Mortgaged Property, the amount of borrower equity in the Mortgaged Property and whether there are any junior liens.

     Regulations and practices regarding the liquidation of properties (e.g., foreclosure) and the rights of a borrower in default vary greatly from state to state. As such, all foreclosures are assigned to outside counsel, licensed to practice in the same state as the Mortgaged Property. Bankruptcies filed by borrowers are similarly assigned to appropriate local counsel. Communication with foreclosure and bankruptcy attorneys is maintained through the use of a software program, thus reducing the need for phone calls and faxes and simultaneously creating a permanent record of communication. Attorney timeline performance is managed using quarterly report cards. The status of foreclosures and bankruptcies is monitored by Wells Fargo Bank through its use of such software system. Bankruptcy filing and release information is received electronically from a third-party notification vendor.

     Prior to a foreclosure sale, Wells Fargo Bank performs a market value analysis. This analysis includes: (i) a current valuation of the Mortgaged Property obtained through a drive-by appraisal or broker's price opinion conducted by an independent appraiser and/or a broker from a network of real estate brokers, complete with a description of the condition of the Mortgaged Property, as well as other information such as recent price lists of comparable properties, recent closed comparables, estimated marketing time and required or suggested repairs, and an estimate of the sales price; (ii) an evaluation of the amount owed, if any, for real estate taxes; and (iii) estimated carrying costs, brokers' fees, repair costs and other related costs associated with real estate owned properties. Wells Fargo Bank bases the amount it will bid at foreclosure sales on this analysis.

     If Wells Fargo Bank acquires title to a property at a foreclosure sale or otherwise, it obtains an estimate of the sale price of the property and then hires one or more real estate brokers to begin marketing the property. If the Mortgaged Property is not vacant when acquired, local eviction attorneys are hired to commence eviction proceedings and/or negotiations are held with occupants in an attempt to get them to vacate without incurring the additional time and cost of eviction. Repairs are performed if it is determined that they will increase the net liquidation proceeds, taking into consideration the cost of repairs, the carrying costs during the repair period and the marketability of the property both before and after the repairs.

     Wells Fargo Bank's loan servicing software also tracks and maintains tax and homeowners' insurance information and tax and insurance escrow information. Expiration reports are generated periodically listing all policies scheduled to expire. When policies lapse, a letter is automatically generated and issued advising the borrower of such lapse and notifying the borrower that Wells Fargo Bank will obtain lender-placed insurance at the borrower's expense.

     Wells Fargo Bank, in its capacity as servicer, has delivered its 2006 assessment of compliance under Item 1122 of Regulation AB. In its assessment, Wells Fargo Bank reported that it had complied, in all material respects, with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB as of and for the year ended December 31, 2006 with respect to the primary servicing of residential mortgage loans by its Wells Fargo Home Mortgage Division, except for the following:

(i) For certain loans originated by third parties and sub-serviced by Wells Fargo Bank or for which servicing rights were acquired on a bulk-acquisition basis, Wells Fargo Bank determined it provided incomplete data to some third parties who use such data to calculate delinquency ratios and determine the status of loans with respect to bankruptcy, foreclosure or real estate owned. The incomplete reporting only affected securitizations that included delinquent loans. Instead of the actual due date being provided for use in calculating delinquencies, the date of the first payment due to the security was provided. Wells Fargo Bank subsequently included additional data in the monthly remittance reports, providing the actual borrower due date and unpaid principal balance, together with instructions to use these new fields if such monthly remittance reports are used to calculate delinquency ratios.

(ii) Wells Fargo Bank determined that, as required by certain servicing agreements, it did not provide mortgage loan purchasers with prior notifications of intent to foreclose. While mortgage loan purchasers received monthly delinquency status reports that listed loans in foreclosure, such reports were received after such loans had been referred to an attorney. A new process is being implemented to send such notifications if contractually required, unless an mortgage loan purchaser opts out in writing.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

Exhibits:

Exhibit No.       Description

99.1 Amended and Restated Servicing Agreement, dated as of November 1, 2005, among UBS Real Estate Securities Inc. ("UBSRES"), as owner and Wells Fargo Bank, N.A., as servicer.

99.2 Servicing Agreement dated as of April 30, 2007, by and between Wells Fargo Bank, N.A., as servicer, U.S. Bank National Association, as trustee and acknowledged and agreed to by Wells Fargo Bank, N.A. as master servicer.

99.3 Assignment, Assumption and Recognition Agreement dated as of April 27, 2007, by and between Mortgage Asset Securitization Transactions, Inc., as assignee, UBS Real Estate Securities Inc., as assignor, and Wells Fargo Bank, N.A., as servicer.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


MASTR Adjustable Rate Mortgage Trust 2007-HF1
(Issuing Entity)

By:  Wells Fargo Bank, N.A. as Master Servicer
By: /s/ Kelly Rentz
By: Kelly Rentz as Officer
Date: June 7, 2007




EXHIBIT INDEX

Exhibit No.       Description

99.1 Amended and Restated Servicing Agreement, dated as of November 1, 2005, among UBS Real Estate Securities Inc. ("UBSRES"), as owner and Wells Fargo Bank, N.A., as servicer.

99.2 Servicing Agreement dated as of April 30, 2007, by and between Wells Fargo Bank, N.A., as servicer, U.S. Bank National Association, as trustee and acknowledged and agreed to by Wells Fargo Bank, N.A. as master servicer.

99.3 Assignment, Assumption and Recognition Agreement dated as of April 27, 2007, by and between Mortgage Asset Securitization Transactions, Inc., as assignee, UBS Real Estate Securities Inc., as assignor, and Wells Fargo Bank, N.A., as servicer.


Exhibit 99.1


                         UBS REAL ESTATE SECURITIES INC.
                                      Owner




                             WELLS FARGO BANK, N.A.
                                    Servicer




                    AMENDED AND RESTATED SERVICING AGREEMENT



                          Dated as of November 1, 2005

                                TABLE OF CONTENTS



                                    ARTICLE I

                                   DEFINITIONS

Section 1.01        Defined Terms............................................1


                                   ARTICLE II

                          SERVICING OF MORTGAGE LOANS;
                         POSSESSION OF SERVICING FILES;
                               BOOKS AND RECORDS;
                       DELIVERY OF MORTGAGE LOAN DOCUMENTS

Section 2.01        Servicing of Mortgage Loans.............................12
Section 2.02        Maintenance of Servicing Files..........................12
Section 2.03        Books and Records.......................................12
Section 2.04        Transfer of Mortgage Loans..................... ........13
Section 2.05        Delivery of Mortgage Loan Documents............. .......13
Section 2.06        Quality Control Procedures..............................14


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES
                                 OF THE SERVICER

Section 3.01        Representations and Warranties..........................14


                                   ARTICLE IV

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 4.01        Servicer to Act as Servicer..............................16
Section 4.02        Collection of Mortgage Loan Payments.....................17
Section 4.03        Realization Upon Defaulted Mortgage Loans................17
Section 4.04        Establishment of Custodial Accounts; Deposits in Custodial
                    Accounts.................................................18
Section 4.05        Permitted Withdrawals From the Custodial Account.........19
Section 4.06        Establishment of Escrow Accounts; Deposits in Escrow
                    Accounts.................................................20
Section 4.07        Permitted Withdrawals From Escrow Account................21
Section 4.08 Payment of Taxes, Insurance and Other Charges; Maintenance of Primary Mortgage Insurance Policies;Collections
                    Thereunder...............................................22
Section 4.09        Transfer of Accounts.....................................23
Section 4.10        Maintenance of Hazard Insurance..........................23
Section 4.11        Adjustments to Mortgage Interest Rate and Monthly
                    Payment..................................................24
Section 4.12        Fidelity Bond, Errors and Omissions Insurance............24
Section 4.13        Title, Management and Disposition of REO Property........25
Section 4.14        Use of Subservicers and Subcontractors...................26
Section 4.15        Subservicing Agreements Between the Servicer and
                    Subservicers.............................................27
Section 4.16        Successor Subservicers...................................28
Section 4.17        No Contractual Relationship Between Subservicer and
                    Owner....................................................28
Section 4.18        Assumption or Termination of Subservicing Agreement by
                    Successor Servicer.......................................28
Section 4.19        Superior Liens...........................................29


                                    ARTICLE V

                              PAYMENTS TO THE OWNER

Section 5.01        Remittances..............................................29
Section 5.02        Statements to the Owner..................................30
Section 5.03        Monthly Advances by the Servicer.........................30
Section 5.04        Liquidation Reports......................................31


                                   ARTICLE VI

                          GENERAL SERVICING PROCEDURES

Section 6.01        Assumption Agreements....................................31
Section 6.02        Satisfaction of Mortgages and Release of Mortgage Loan
                    Documents................................................32
Section 6.03        Servicing Compensation...................................33
Section 6.04        Annual Statement as to Compliance........................33
Section 6.05        Annual Independent Public Accountants' Servicing Report..34
Section 6.06        Report on Assessment of Compliance and Attestation.......34
Section 6.07        Remedies.................................................36
Section 6.08        Owner's Right to Examine Servicer Records................37
Section 6.09        Compliance with REMIC Provisions.........................38
Section 6.10        Non-solicitation.........................................38


                                   ARTICLE VII

                       REPORTS TO BE PREPARED BY SERVICER

Section 7.01        Servicer Shall Provide Information as Reasonably
                    Required.................................................39


                                  ARTICLE VIII

                                  THE SERVICER

Section 8.01        Indemnification; Third Party Claims......................39
Section 8.02        Merger or Consolidation of the Servicer..................40
Section 8.03        Limitation on Liability of the Servicer and Others.......40
Section 8.04        Servicer Not to Resign...................................41
Section 8.05        No Transfer of Servicing.................................41


                                   ARTICLE IX

                                     DEFAULT

Section 9.01        Events of Default........................................41
Section 9.02        Waiver of Defaults.......................................43


                                    ARTICLE X

                                   TERMINATION

Section 10.01       Termination..............................................43
Section 10.02 Removal of Mortgage Loans from Inclusion under this Agreement upon a Whole Loan Transfer or a Securitization
                    Transfer.................................................43


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01       Successor to the Servicer................................52
Section 11.02       Amendment................................................53
Section 11.03       Recordation of Agreement.................................53
Section 11.04       Governing Law............................................53
Section 11.05       Notices..................................................53
Section 11.06       Severability of Provisions...............................54
Section 11.07       Exhibits.................................................55
Section 11.08       General Interpretive Principles..........................55
Section 11.09       Reproduction of Documents................................55
Section 11.10       Confidentiality of Information...........................55
Section 11.11       Assignment by the Owner..................................56
Section 11.12       No Partnership...........................................56
Section 11.13       Execution; Successors and Assigns........................56
Section 11.14       Entire Agreement.........................................56
Section 11.15       Third Party Beneficiary..................................56


EXHIBITS

Exhibit A         Form of Terms Letter

Exhibit B         Custodial Account Certification

Exhibit C         Escrow Account Certification

Exhibit D         Form of Request for Release

Exhibit E         Servicing Criteria to be Addressed in Assessment of Compliance

Exhibit F         Form Of Sarbanes Certification

                  THIS IS AN AMENDED AND RESTATED SERVICING AGREEMENT, dated as of November 1, 2005, and is executed between UBS Real Estate Securities Inc. (the "Owner") and Wells Fargo Bank, N.A., as successor by merger to Wells Fargo Home Mortgage, Inc. (the "Servicer").


                              W I T N E S S E T H:


                  WHEREAS, Owner and the Servicer entered into a Servicing Agreement, dated as of July 1, 2002, as amended by Amendment Number One, dated as of February 28, 2003 and the Second Addendum to Servicing Agreement, dated as of April 1, 2005 (as amended, the "Original Agreement");


                  WHEREAS, the Owner and the Servicer desire to enter into this Agreement (as defined below) in order to amend and restate the Original Agreement in its entirety;


                  WHEREAS, the Owner will purchase, from time to time, certain first lien and second lien, adjustable-rate and fixed-rate mortgage loans (the "Mortgage Loans") to be delivered as whole loans for which the rights will be retained or purchased by the Servicer;


                  WHEREAS, the Owner desires to have the Servicer service each Mortgage Loan set forth on the Mortgage Loan Schedule attached to the related Terms Letter (as defined herein), the Servicer desires to service and administer such Mortgage Loans on behalf of the Owner, and the parties desire to provide the terms and conditions of such servicing by the Servicer;


                  NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Owner and the Servicer agree as follows:
                                     ARTICLE I

                                   DEFINITIONS
Section 1.01      Defined Terms.

Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meaning specified in this
Article:

Accepted Servicing Practices: With respect to any Mortgage Loan, those mortgage servicing practices (including collection procedures) of mortgage banking institutions which service mortgage loans of the same type as the Mortgage Loans and that are in accordance with servicing guidelines as set forth in the Fannie Mae Guide or Freddie Mac Guide and consistent with the manner in which the Servicer services and administers similar mortgage loans for the Servicer's own portfolio.

Adjustment Date: As to each ARM Loan, the date on which the Mortgage Interest Rate is adjusted in accordance with the terms of the related Mortgage Note.

Agreement: This Amended and Restated Servicing Agreement including all exhibits hereto, amendments hereof and supplements hereto.

ARM Loans: First or second lien, conventional, 1-4 family residential Mortgage Loans with interest rates which adjust from time to time in accordance with the related Index and are subject to Periodic Rate Caps and Lifetime Rate Caps.

BIF: The Bank Insurance Fund, or any successor thereto.

Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a legal holiday in the States here the parties conduct business, or (iii) a day on which banks in the states where the parties conduct business or the State of New York, are authorized or obligated by law or executive order to be closed.

Code: The Internal Revenue Code of 1986, as it may be amended from time to time, or any successor statute thereto, and applicable U.S. Department of the Treasury regulations issued pursuant thereto.

Combined Loan-to-Value Ratio: As to any Mortgage Loan at any date of determination, the ratio (expressed as a percentage) of the principal balance of such Mortgage Loan at the date of determination, plus the principal balance of any Superior Lien based upon the most recent information available to the Servicer, to (a) in the case of a purchase, the lesser of the sales price of the Mortgaged Property and its appraised value at the time of sale, or (b) in the case of a refinancing or modification, the appraised value of the Mortgaged Property at the time of such refinancing or modification.

Commission: The United States Securities and Exchange Commission.

Condemnation Proceeds: All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

Confirmation: The letter agreement(s) between the Owner and Servicer (including any exhibits, schedules and attachments thereto) setting forth the terms and conditions of, amongst other items, the engagement by Owner of Servicer as servicer of the applicable Mortgage Loans to be serviced pursuant to this Agreement.

Custodial Account: The separate demand account or accounts created and maintained pursuant to Section 4.04 which shall be entitled "Wells Fargo Bank, N.A., Custodial Account in trust for [Owner], Owner of Whole Loan Mortgages and shall be established at a Qualified Depository.

Custodian: Wells Fargo Bank, N.A., its successor in interest or assigns, or such other custodian as Owner shall designate.

Cut-off Date: As identified on the related Terms Letter.

Depositor: The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

Determination   Date:  The  Business  Day  immediately   preceding  the  related
Remittance Date.

Due Date: Each day on which payments of principal and interest are required to be paid in accordance with the terms of the related Mortgage Note, exclusive of any days of grace.

Due Period: With respect to any Remittance Date, the period commencing on the second day of the month preceding the month of such Remittance Date and ending on the first day of the month of the Remittance Date.

Effective Date: The date on which the Servicer becomes the owner of the Servicing Rights related to any of the Mortgage Loans, which date shall be identified on the Mortgage Loan Schedule attached to the related Terms Letter.

Escrow Account: The separate trust account or accounts created and maintained pursuant to Section 4.06 which shall be entitled "Wells Fargo Bank, N.A., Escrow Account, in trust for [Owner], Owner of Whole Loan Mortgages and various Mortgagors" and shall be established at a Qualified Depository.

Escrow Payments: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other document.

Event of Default:  Any one of the  conditions  or  circumstances  enumerated  in
Section 9.01.

Excess Servicing Fee: With respect to some or all of the Mortgage Loans, if applicable, the amount of the annual fee the Owner shall pay to the Servicer (which annual fee is in addition to, and not in lieu of, any Servicing Fee payable on a Mortgage Loan), which shall, for a period of one full month, be equal to one-twelfth of the product of (a) the applicable Excess Servicing Fee Rate and (b) the outstanding principal balance of such Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed. The obligation of the Owner to pay the Excess Servicing Fee is limited to, and the Excess Servicing Fee is payable solely from, the interest portion (not including recoveries of interest from Liquidation Proceeds or otherwise) of such Monthly Payment collected by the Servicer, or as otherwise provided under
Section 4.05.

Excess Servicing Fee Rate: The Excess Servicing Fee Rate, if applicable, shall be a rate per annum as set forth in the Terms Letter and reflected on the related Mortgage Loan Schedule.

Exchange Act: The Securities Exchange Act of 1934, as amended.

Fannie Mae: Fannie Mae, or any successor thereto.

Fannie Mae Guide: The Fannie Mae Selling Guide and the Fannie Mae Servicing Guide and all amendments or additions thereto.

FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

Fidelity  Bond: A fidelity  bond to be  maintained  by the Servicer  pursuant to
Section 4.12.

FIRREA: The Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended from time to time.

Freddie Mac: Freddie Mac, or any successor thereto.

Freddie Mac Guide: The Freddie Mac Selling Guide and the Freddie Mac Servicing Guide and all amendments or additions thereto.

GAAP: Generally accepted accounting procedures, consistently applied.

HUD: The United States Department of Housing and Urban Development or any successor.

Index: With respect to each ARM Loan, on the related Adjustment Date, the index used to determine the Mortgage Interest Rate on each such ARM Loan.

Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

Lender-Paid  Mortgage  Insurance  Rate:  With respect to any Mortgage  Loan, the
Lender-Paid Mortgage Insurance Rate for any "lender-paid" Primary Mortgage Insurance Policy shall be a per annum rate equal to the percentage set forth on the related Mortgage Loan Schedule.

Lifetime Rate Cap: With respect to each ARM Loan, the maximum Mortgage Interest Rate over the term of such Mortgage Loan, as specified in the related Mortgage Note.

Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, other than amounts received following the acquisition of an REO Property pursuant to Section 4.13.

Margin: With respect to each ARM Loan, the fixed percentage amount set forth in each related Mortgage Note which is added to the Index in order to determine the related Mortgage Interest Rate.

Master Servicer: With respect to any Securitization Transaction, the "master servicer," if any, identified in the related transaction documents.

Monthly Advance: The aggregate of the advances made by the Servicer on any Remittance Date pursuant to Section 5.03.

Monthly Payment: With respect to each Mortgage Loan, the scheduled monthly payment of principal and interest thereon which is payable by the related Mortgagor under the related Mortgage Note.

Mortgage: The mortgage, deed of trust or other instrument securing a Mortgage Note which creates a first lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note.

Mortgage Interest Rate: The annual rate at which interest accrues on any Mortgage Loan in accordance with the provisions of the related Mortgage Note, and in the case of an ARM Loan, as adjusted from time to time on each Adjustment Date for such Mortgage Loan to equal the Index for such Mortgage Loan plus the Margin for such Mortgage Loan, and subject to the limitations on such interest rate imposed by the Periodic Rate Cap and the Lifetime Rate Cap.

Mortgage Loan: An individual Mortgage Loan described herein, and as further identified on the related Mortgage Loan Schedule, which Mortgage Loan includes without limitation the Mortgage Loan Documents, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

Mortgage Loan Documents: The original mortgage loan legal documents held by the Custodian.

Mortgage Loan Remittance Rate: With respect to each Mortgage Loan, the annual rate of interest remitted to the Owner, which shall be equal to the related Mortgage Interest Rate minus (i) the Servicing Fee Rate, and (ii) the Lender-Paid Mortgage Insurance Rate, if applicable; and the Excess Servicing Fee Rate, if applicable.

Mortgage Loan Schedule: With respect to each pool of Mortgage Loans to be serviced under this Agreement, the schedule of Mortgage Loans attached to each Terms Letter delivered hereunder.

Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

Mortgaged Property: The underlying real property securing repayment of a Mortgage Note, consisting of a single parcel of real estate considered to be real estate under the laws of the State in which such real property is located, which may include condominium units and planned unit developments, improved by a residential dwelling.

Mortgagor: The obligor on a Mortgage Note.

Nonrecoverable  Advance: Any advance previously made by the Servicer pursuant to
Section 5.03 or any expenses incurred pursuant to Section 4.08 which, in the good faith judgment of the Servicer, may not be ultimately recoverable by the Servicer from late payments, Insurance Proceeds, Liquidation Proceeds, REO Disposition Proceeds or otherwise from the related Mortgage Loan. The determination by the Servicer that it has made a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Servicer delivered to the Owner and detailing the reasons for such determination.

OCC: Office of the Comptroller of the Currency, its successors and assigns.

Officers' Certificate: A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Senior Vice President or a Vice President or by the Treasurer or the Secretary or one of the Assistant Vice Presidents, Assistant Treasurers or Assistant Secretaries of the Servicer, and delivered to the Owner as required by this Agreement.

Opinion of Counsel: A written opinion of counsel, who may be an employee of the party on behalf of whom the opinion is being given, reasonably acceptable to the Owner.

OTS: Office of Thrift Supervision, its successors and assigns.

Owner: UBS Real Estate Securities Inc., its successors in interest and assigns.

Periodic Rate Cap: With respect to each ARM Loan, the maximum increase or decrease in the Mortgage Interest Rate on any Adjustment Date.

Permitted Investments: Any one or more of the following obligations or securities:

(i) direct obligations of, and obligations fully guaranteed by the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America; provided that obligations of Freddie Mac or Fannie Mae shall be Permitted Investments only if, at the time of investment, they are rated in one of the two highest rating categories by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies Inc., Moody's Investors Service, Inc. and Fitch, Inc.;
(ii) (a) demand or time deposits, federal funds or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States of America or any State thereof and subject to supervision and examination by Federal and/or State banking authorities, provided that the commercial paper and/or the short-term deposit rating and/or the long-term unsecured debt obligations or deposits of such depository institution or trust company at the time of such investment or contractual commitment providing for such investment are rated in one of the two highest rating categories by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies Inc., Moody's Investors Service, Inc. and Fitch, Inc. and (b) any other demand or time deposit or certificate of deposit that is fully insured by the FDIC;
(iii) repurchase obligations with respect to (a) any security described in clause (i) above or (b) any other security issued or guaranteed by an agency or instrumentality of the United States of America, the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause
         (ii)(a) above;
(iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any State thereof that are rated in one of the two highest rating categories by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies Inc., Moody's Investors Service, Inc. and Fitch, Inc. at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any particular corporation will not be Permitted Investments to the extent that investments therein will cause the then outstanding principal amount of securities issued by such corporation and held as Permitted Investments to exceed 10% of the aggregate outstanding principal balances and amounts of all the Permitted Investments;
(v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) which are rated in one of the two highest rating categories by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies Inc., Moody's Investors Service, Inc. and Fitch, Inc. at the time of such investment;
(vi) any other demand, money market or time deposit, obligation, security or investment as may be acceptable to each of Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. and Fitch, Inc.; and
(vii) any money market funds the collateral of which consists of obligations fully guaranteed by the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America (which may include repurchase obligations secured by collateral described in clause (i)) and other securities and which money market funds are rated in one of the two highest rating categories by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies Inc., Moody's Investors Service, Inc. and Fitch, Inc.;

provided, however, that no instrument or security shall be a Permitted Investment if such instrument or security evidences a right to receive only interest payments with respect to the obligations underlying such instrument or if such security provides for payment of both principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par.

Person: Any individual,  corporation,  partnership,  joint venture, association,
joint-stock   company,   limited  liability   company,   trust,   unincorporated
organization or government or any agency or political subdivision thereof.

Primary Mortgage Insurance Policy: Each primary policy of mortgage insurance, or any replacement policy therefor obtained by the Servicer pursuant to Section 4.08.

Prime Rate: The prime rate of U.S. money center banks as published from time to time in The Wall Street Journal.

Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan, full or partial, which is received in advance of its scheduled Due Date, including any prepayment penalty or premium thereon and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

Qualified Appraiser: An appraiser, duly appointed by the Servicer, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, which appraiser and the appraisal made by such appraiser both satisfy the requirements of Title XI of FIRREA and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.

Qualified Depository: (a) The Custodian or (b) a depository, the accounts of which are insured by the FDIC through the BIF or the SAIF and the short term debt ratings and the long term deposit ratings of which (or, in the case of a depository institution that is a subsidiary of a holding company, the short term, unsecured debt obligations of such holding company) are rated in one of the two highest rating categories by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies Inc., Moody's Investors Service, Inc., Fitch, Inc.

Qualified Insurer: An insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided, approved as an insurer by Fannie Mae or Freddie Mac.

Reconstitution: Any Securitization Transaction or Whole Loan Transfer.

Reconstitution Agreement: The agreement or agreements entered into by the Servicer and the Owner and/or certain third parties on the Reconstitution Date or Dates with respect to any or all of the Mortgage Loans serviced hereunder, in connection with a Whole Loan Transfer or Securitization Transaction.

Reconstitution Date: The date on which any or all of the Mortgage Loans serviced under this Agreement may be removed from this Agreement and reconstituted as part of a Securitization Transaction or Whole Loan Transfer pursuant to Section
10.02 hereof. The Reconstitution Date shall be such date which the Owner shall designate.

Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

REMIC Provisions: The provisions of the Federal income tax law relating to a REMIC, which appear at Section 860A through 860G of Subchapter M of Chapter 1, Subtitle A of the Code, and related provisions, and regulations, rulings or pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

Remittance Date: The 18th day of any month, or if such 18th day is not a Business Day, the first Business Day immediately following such 18th day.

REO Disposition: The final sale by the Servicer of any REO Property.

REO Disposition Proceeds: Amounts received by the Servicer in connection with a related REO Disposition.

REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Owner as described in Section 4.13.

SAIF: The Savings Association Insurance Fund, or any successor thereto.

Securities Act: The Securities Act of 1933, as amended.

Securitization Transaction: Any transaction involving either (a) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or (b) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

Servicer: Wells Fargo Bank, N.A., as successor by merger to Wells Fargo Home Mortgage, Inc., or any of its successors in interest or any successor under this Agreement appointed as herein provided; provided, however, for the purposes of
Section 10.02(e)(i) the terms "Servicer" shall have the meaning designated in such section.

Servicer Information: As defined in Section 10.02(f)(i)(A).

Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses (including reasonable attorneys' fees and disbursements) incurred prior to, on and subsequent to the Effective Date in the performance by the Servicer of its servicing obligations relating to each Mortgage Loan, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement, administrative or judicial proceedings, or any legal work or advice specifically related to servicing the Mortgage Loans, including but not limited to, foreclosures, bankruptcies, condemnations, drug seizures, elections, foreclosures by subordinate or superior lienholders, and other legal actions incidental to the servicing of the Mortgage Loans (provided that such expenses are reasonable and that the Servicer specifies the Mortgage Loan(s) to which such expenses relate),
(c) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in full or partial satisfaction of the Mortgage, (d) taxes, assessments, water rates, sewer rates and other charges which are or may become a lien upon the Mortgaged Property, and Primary Mortgage Insurance Policy premiums and fire and hazard insurance coverage and (e) compliance with the obligations under Section 4.08.

Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

Servicing Fee: With respect to each Mortgage Loan, the amount of the annual fee the Owner shall pay to the Servicer, which shall, for a period of one full month, be equal to one-twelfth of the product of (a) the applicable Servicing Fee Rate and (b) the outstanding principal balance of such Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed. The obligation of the Owner to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion ( including recoveries of interest from Liquidation Proceeds, Condemnation Proceeds, REO Disposition Proceeds, or otherwise) of such Monthly Payment collected by the Servicer, or as otherwise provided under Section 4.05.

Servicing Fee Rate: The Servicing Fee Rate shall be a rate per annum as set forth in the Terms Letter and reflected on the related Mortgage Loan Schedule.

Servicing File: The documents, records and other items pertaining to a particular Mortgage Loan, and any additional documents relating to such Mortgage Loan as are in, or as may from time to time come into, the Servicer's possession.

Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Servicer to the Owner upon request, as such list may from time to time be amended.

Servicing Rights: With respect to each Mortgage Loan, any and all of the following: (a) all rights to service the Mortgage Loan; (b) all rights to receive servicing fees, additional servicing compensation (including without limitation any late fees, assumption fees, penalties or similar payments with respect to the Mortgage Loan, and income on escrow accounts or other receipts on or with respect to the Mortgage Loan), reimbursements or indemnification for servicing the Mortgage Loan, and any payments received in respect of the foregoing and proceeds thereof; (c) the right to collect, hold and disburse escrow payments or other similar payments with respect to the Mortgage Loans and any amounts actually collected with respect thereto and to receive interest income on such amounts to the extent permitted by applicable law; (d) all accounts and other rights to payment related to any of the property described in this paragraph; (e) possession and use of any and all Servicing Files pertaining to the Mortgage Loans or pertaining to the past, present or prospective servicing of the Mortgage Loans; (f) all rights and benefits relating to the direct solicitation of the related Mortgagors for refinance or modification of the Mortgage Loans and attendant right, title and interest in and to the list of such Mortgagors and data relating to their respective Mortgage Loans; (g) all rights, powers and privileges incident to any of the foregoing; and (h) all agreements or documents creating, defining or evidencing any of the foregoing rights to the extent they relate to such rights.

Stated Principal Balance: As to each Mortgage Loan as of any date of determination, (i) the principal balance of such Mortgage Loan after giving effect to payments of principal due, whether or not received, minus (ii) all amounts previously distributed to the Owner with respect to the Mortgage Loan representing payments or recoveries of principal or advances in lieu thereof.

Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Servicer or a Subservicer.

Subservicer: Any Person that services Mortgage Loans on behalf of the Servicer or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Servicer under this Agreement or any Reconstitution Agreement that are identified in Item 1122(d) of Regulation AB.

Subservicing Agreement: As defined in Section 4.15.

Superior Lien: With respect to any Mortgage Loan, any other mortgage loan relating to the corresponding Mortgaged Property which creates a lien on the Mortgaged Property which is senior to the Mortgage Loan.


Terms Letter: The letter agreement between the Owner and the Servicer, in the form attached hereto as Exhibit A, dated as of the Effective Date, that identifies the final pool of Mortgage Loans, relating to a Confirmation, to be serviced pursuant this Agreement

Whole Loan Transfer: The sale or transfer of some or all of the ownership interest in the Mortgage Loans by the Owner to one or more third parties in whole loan or participation format, which third party may be Fannie Mae or Freddie Mac.

                                ARTICLE II

                          SERVICING OF MORTGAGE LOANS;
                         POSSESSION OF SERVICING FILES;
                               BOOKS AND RECORDS;
                       DELIVERY OF MORTGAGE LOAN DOCUMENTS
Section 2.01      Servicing of Mortgage Loans.

From and after the Effective Date, the Servicer does hereby agree to service the Mortgage Loans, but subject to the terms of this Agreement. The rights of the Owner to receive payments with respect to the Mortgage Loans shall be as set forth in this Agreement.

Section 2.02      Maintenance of Servicing Files.

The Servicer shall maintain a Servicing File consisting of all documents necessary to service the Mortgage Loans. The possession of each Servicing File by the Servicer is for the sole purpose of servicing the Mortgage Loan, and such retention and possession by the Servicer is in a custodial capacity only. The Servicer acknowledges that the ownership of each Mortgage Loan, including the Note, the Mortgage, all other Mortgage Loan Documents and all rights, benefits, proceeds and obligations arising therefrom or in connection therewith, has been vested in the Owner. All rights arising out of the Mortgage Loans including, but not limited to, all funds received on or in connection with the Mortgage Loans and all records or documents with respect to the Mortgage Loans prepared by or which come into the possession of the Servicer shall be received and held by the Servicer in trust for the exclusive benefit of the Owner as the owner of the related Mortgage Loans. Any portion of the related Servicing Files retained by the Servicer shall be appropriately identified in the Servicer's computer system to clearly reflect the ownership of the related Mortgage Loans by the Owner. The Servicer shall release its custody of the contents of the related Servicing Files only in accordance with written instructions of the Owner, except when such release is required as incidental to the Servicer's servicing of the Mortgage Loans, such written instructions shall not be required.

Section 2.03      Books and Records.

The Servicer shall be responsible for maintaining, and shall maintain, a complete set of books and records for the Mortgage Loans which shall be appropriately identified in the Servicer's computer system to clearly reflect the ownership of the Mortgage Loan by the Owner. In particular, the Servicer shall maintain in its possession, available for inspection by the Owner, or its designee and shall deliver to the Owner upon demand, evidence of compliance with all Federal, State and local laws, rules and regulations, and requirements of Fannie Mae or Freddie Mac, as applicable, including but not limited to documentation as to the method used in determining the applicability of the provisions of the Flood Disaster Protection Act of 1973, as amended, to the Mortgaged Property, documentation evidencing insurance coverage and eligibility of any condominium project for approval by Fannie Mae or Freddie Mac and periodic inspection reports as required by Section 4.13. To the extent that original documents are not required for purposes of realization of Liquidation Proceeds or Insurance Proceeds, documents maintained by the Servicer may be in the form of microfilm or microfiche or such other reliable means of recreating original documents, including but not limited to, optical imagery techniques so long as the Servicer complies with the requirements of the Fannie Mae Guide or the Freddie Mac Guide.

The Servicer shall maintain with respect to each Mortgage Loan and shall make available for inspection by any Owner or its designee the related Servicing File (or copies thereof) upon reasonable prior request by the Owner.

Section 2.04 Transfer of Mortgage Loans.

The Servicer shall keep at its servicing office books and records in which, subject to such reasonable regulations as it may prescribe from time to time, the Servicer shall note transfers of Mortgage Loans. No transfer of a Mortgage Loan may be made unless such transfer is in compliance with the terms hereof. For the purposes of this Agreement, the Servicer shall be under no obligation to deal with any person with respect to this Agreement or any Mortgage Loan unless a notice of the transfer of such Mortgage Loan has been delivered to the Servicer in accordance with this Section 2.04. The Owner may, subject to the terms of this Agreement, sell and transfer one or more of the Mortgage Loans in accordance with Sections 10.02 and 11.12, provided, however, that the transferee will not be deemed to be an Owner hereunder binding upon the Servicer unless such transferee shall agree in writing to be bound by the terms of this Agreement via an assignment and assumption of this Agreement reasonably acceptable to the Servicer. The Owner also shall advise the Servicer in writing of the transfer. Upon receipt of notice of the permitted transfer, the Servicer shall mark its books and records to reflect the ownership of the Mortgage Loans of such assignee, and shall release the previous Owner from its obligations hereunder with respect to the Mortgage Loans sold or transferred

Section 2.05  Delivery of Mortgage Loan Documents.

The Servicer shall forward to the Custodian on behalf of the Owner original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with Section 4.01 or 6.01 promptly after their execution; provided, however, that the Servicer shall provide the Custodian on behalf of the Owner with a certified true copy of any such document submitted for recordation promptly after its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within 180 days of its execution. If delivery is not completed within 180 days solely due to delays in making such delivery by reason of the fact that such documents shall not have been returned by the appropriate recording office, the Servicer shall continue to use its best efforts to effect delivery as soon as possible thereafter.

From time to time the Servicer may have a need for Mortgage Loan Documents to be released by the Custodian. If the Servicer shall require any of the Mortgage Loan Documents, the Servicer shall notify the Custodian in writing of such request in the form of the request for release attached hereto as Exhibit D. The Custodian shall deliver to the Servicer promptly, and in no event later than within five (5) Business Days, any requested Mortgage Loan Document previously delivered to the Custodian, provided that such documentation is promptly returned to the Custodian when the Servicer no longer requires possession of the document, and provided that during the time that any such documentation is held by the Servicer, such possession is in trust for the benefit of the Owner.

Section 2.06      Quality Control Procedures.

The Servicer must have an internal quality control program capable of evaluating and monitoring the overall quality of its servicing activities.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES
                                 OF THE SERVICER

Section 3.01      Representations and Warranties.

The Servicer represents, warrants and covenants to the Owner that as of the Effective Date or as of such date specifically provided herein:

(a) The Servicer is a validly existing national banking association in good standing under the laws of the United States and is qualified to transact business in, is in good standing under the laws of, and possesses all licenses necessary for the conduct of its business in, each State in which any Mortgaged Property is located or is otherwise exempt or not required under applicable law to effect such qualification or license and no demand for such qualification or license has been made upon the Servicer by any such State, and in any event the Servicer is in compliance with the laws of each such State to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loans in accordance with the terms of this Agreement;

(b) The Servicer has full power and authority to execute, deliver and perform, and to enter into and consummate all transactions contemplated by this Agreement and to conduct its business as presently conducted, has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of the Servicer, enforceable against it in accordance with its terms subject to bankruptcy laws and other similar laws of general application affecting rights of creditors and subject to the application of the rules of equity, including those respecting the availability of specific performance;

(c) None of the execution and delivery of this Agreement, the consummation of the transactions contemplated thereby and hereby, or the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with any of the terms, conditions or provisions of the Servicer's articles of association or by-laws or materially conflict with or result in a material breach of any of the terms, conditions or provisions of any legal restriction or any agreement or instrument to which the Servicer is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the material violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject;

(d) There is no litigation pending or, to the Servicer's knowledge, threatened with respect to the Servicer which is reasonably likely to have a material adverse effect on the execution, delivery or enforceability of this Agreement, or which is reasonably likely to have a material adverse effect on the financial condition of the Servicer;

(e)No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement except for consents, approvals, authorizations and orders which have been obtained;

(f) If the Servicer serviced the Mortgage Loans prior to the Effective Date, the collection and servicing practices used by the Servicer, with respect to each Mortgage Note and Mortgage have been in all material respects legal and in accordance with the Mortgage Loan Documents and Accepted Servicing Practices. If the Servicer serviced the Mortgage Loans prior to the Effective Date, with respect to escrow deposits and payments that the Servicer collects, all such payments are in the possession of, or under the control of, the Servicer, and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. If the Servicer serviced the Mortgage Loans prior to the Effective Date, no escrow deposits or other charges or payments due under the Mortgage Note have been capitalized under any Mortgage or the related Mortgage Note;

(g) The Servicer is in good standing to service mortgage loans for Fannie Mae and Freddie Mac and no event has occurred which would make the Servicer unable to comply with eligibility requirements or which would require notification to either Fannie Mae or Freddie Mac;

(h) No written statement, report or other document furnished or to be furnished pursuant to the Agreement contains or will contain any statement that is or will be inaccurate or misleading in any material respect or omits to state a material fact required to be stated therein or necessary to make the information and statements therein not misleading;

(i) If the Servicer serviced the Mortgage Loans prior to the Effective Date, no fraud or misrepresentation of a material fact with respect to the servicing of a Mortgage Loan has taken place on the part of the Servicer;

(j) At the time Servicer commenced servicing the Mortgage Loans, either (i)each Mortgagor was properly notified with respect to Servicer's servicing of the related Mortgage Loan in accordance with the Cranston Gonzalez National Affordable Housing Act of 1990, as the same may be amended from time to time, and the regulations provided in accordance with the Real Estate Settlement Procedures Act or (ii) such notification was not required; and

(k) If the Servicer serviced the Mortgage Loans prior to the Effective Date, at the time Servicer commenced servicing the Mortgage Loans, all applicable taxing authorities and insurance companies (including primary mortgage insurance policy insurers, if applicable) and/or agents were notified of the transfer of the servicing of the Mortgage Loans to Servicer, or its designee, and Servicer currently receives all related notices, tax bills and insurance statements. If the Servicer serviced the Mortgage Loans prior to the Effective Date, additionally, any and all costs, fees and expenses associated with the Servicer's commencement of the servicing of the Mortgage Loans, including the costs of any insurer notifications, the transfer or implementation of tax service contracts, flood certification contracts, and any and all other servicing transfer-related costs and expenses have been paid for by the Servicer and will, in no event, be the responsibility of the Owner.

                                        ARTICLE IV

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 4.01      Servicer to Act as Servicer.

The Servicer, as independent contract servicer, shall service and administer the Mortgage Loans in accordance with this Agreement and with Accepted Servicing Practices (giving due consideration to the Owner's reliance on the Servicer), and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement and with Accepted Servicing Practices and shall exercise the same care that it customarily employs for its own account. Except as set forth in this Agreement, the Servicer shall service the Mortgage Loans in accordance with Accepted Servicing Practices in compliance with the servicing provisions for MBS pool mortgages, as set forth in the Fannie Mae Guide or the Freddie Mac Guide, which include, but are not limited to, provisions regarding the liquidation of Mortgage Loans, the collection of Mortgage Loan payments, the payment of taxes, insurance and other charges, the maintenance of hazard insurance with a Qualified Insurer, the maintenance of fidelity bond and errors and omissions insurance, inspections, the restoration of Mortgaged Property, the maintenance of Primary Mortgage Insurance Policies, insurance claims, and title insurance, management of REO Property, permitted withdrawals with respect to REO Property, liquidation reports, and reports of foreclosures and abandonments of Mortgaged Property, the transfer of Mortgaged Property, the release of Mortgage Loan Documents, annual statements, and examination of records and facilities. In the event of any conflict, inconsistency or discrepancy between any of the servicing provisions of this Agreement and any of the servicing provisions of the Fannie Mae or Freddie Mac Guide, the provisions of this Agreement shall control and be binding upon the Owner and the Servicer. The Servicer will accurately and fully report to all three (3) major credit reporting agencies its credit experience with each Mortgage Loan in a timely manner. The Owner shall, upon reasonable request, deliver powers-of-attorney to the Servicer sufficient to allow the Servicer as servicer to execute all documentation requiring execution on behalf of Owner with respect to the servicing of the Mortgage Loans, including satisfactions, partial releases, modifications and foreclosure documentation or, in the alternative, shall as promptly as reasonably possible, execute and return such documentation to the Servicer.

Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of any such term or in any manner grant indulgence to any Mortgagor if in the Servicer's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Owner. Unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, imminent, the Servicer shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan. In the event of any such modification which permits the deferral of interest or principal payments on any Mortgage Loan, the Servicer shall, on the Business Day immediately preceding the related Remittance Date in any month in which any such principal or interest payment has been deferred, deposit in the Custodial Account from its own funds, in accordance with Section 4.04 and Section 5.03, the difference between (a) such month's principal and one month's interest at the related Mortgage Loan Remittance Rate on the unpaid principal balance of such Mortgage Loan and (b) the amount paid by the Mortgagor. The Servicer shall be entitled to reimbursement for such advances to the same extent as for all other advances pursuant to Section 4.05. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, to prepare, execute and deliver, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties.

Section 4.02 Collection of Mortgage Loan Payments.

Continuously from the Effective Date until the date each Mortgage Loan ceases to be subject to this Agreement, the Servicer will proceed with reasonable diligence to collect all payments due under each Mortgage Loan when the same shall become due and payable and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Mortgage Insurance Policy, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans and held for its own account. Further, the Servicer will take reasonable care in ascertaining and estimating annual ground rents, taxes, assessments, water rates, fire and hazard insurance premiums, mortgage insurance premiums, and all other charges that, as provided in the Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

Section 4.03      Realization Upon Defaulted Mortgage Loans.

The Servicer shall use its reasonable efforts, consistent with the procedures that the Servicer would use in servicing loans for its own account and the requirements of the Fannie Mae Guide or the Freddie Mac Guide, to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 4.01. The Servicer shall use its reasonable efforts to realize upon defaulted Mortgage Loans in such manner as will maximize the receipt of principal and interest by the Owner, taking into account, among other things, the timing of foreclosure proceedings. The foregoing is subject to the provisions that, in any case in which Mortgaged Property shall have suffered damage, the Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its discretion (i) that such restoration will increase the proceeds of liquidation of the related Mortgage Loan to the Owner after reimbursement to itself for such expenses, and
(ii) that such expenses will be recoverable by the Servicer through Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property, as contemplated in Section 4.05. The Servicer shall notify the Owner in writing of the commencement of foreclosure proceedings. The Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings or functions as Servicing Advances; provided, however, that it shall be entitled to reimbursement therefor from the related Mortgaged Property or otherwise, as contemplated in Section 4.05.

Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Owner otherwise requests an environmental inspection or review of such Mortgaged
Property, such an inspection or review is to be conducted by a qualified inspector. The cost for such inspection or review shall be borne by the Owner. Upon completion of the inspection or review, the Servicer shall promptly provide the Owner with a written report of the environmental inspection.

Section 4.04      Establishment of Custodial Accounts; Deposits in Custodial
                  Accounts.

The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts. Each Custodial Account shall be established with a Qualified Depository. To the extent such funds are not deposited in a Custodial Account, such funds may be invested in Permitted Investments for the benefit of the Owner (with any income earned thereon for the benefit of the Servicer). Funds deposited in the Custodial Account may be drawn on by the Servicer in accordance with Section
4.05. The creation of any Custodial Account shall be evidenced by a Custodial Account Certification in the form shown in Exhibit B hereto. The original of such account certification shall be furnished to the Owner upon request. The Servicer acknowledges and agrees that the Servicer shall bear any losses incurred with respect to Permitted Investments. The amount of any such losses shall be immediately deposited by the Servicer in the Custodial Account, as appropriate, out of the Servicer's own funds, with no right to reimbursement therefor.

The Servicer shall deposit in a mortgage clearing account on a daily basis, and in the Custodial Account or Accounts no later than the second Business Day after receipt of funds and retain therein the following payments and collections:

(i) all payments on account of principal, including Principal
Prepayments, on the Mortgage Loans received after the Cut-off Date;

(ii) all payments on account of interest on the Mortgage Loans adjusted to the related Mortgage Loan Remittance Rate received after the Cut-off Date;

(iii) all Liquidation Proceeds and REO Disposition Proceeds received after the Cut-off Date;

(iv) any net amounts received by the Servicer after the Cut-off Date in connection with any REO Property pursuant to Section 4.13;

(v) all Insurance Proceeds received after the Cut-off Date including amounts required to be deposited pursuant to Sections 4.08 and 4.10, other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Accepted Servicing Practices, the Mortgage Loan Documents or applicable law;

(vi) all Condemnation Proceeds affecting any Mortgaged Property received after the Cut-off Date other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Accepted Servicing Practices, the Mortgage Loan Documents or applicable law;

(vii) any Monthly Advances as provided in Section 5.03;

(viii) any amounts received after the Cut-off Date and required to deposited in the Custodial Account pursuant to 6.02; and

(ix) with respect to each Principal Prepayment received after the Cut-off Date, an amount (to be paid by the Servicer out of its own funds without reimbursement therefor) which, when added to all amounts allocable to interest received in connection with such Principal Prepayment, equals one month's interest on the amount of principal so prepaid, at the Mortgage Loan Remittance Rate; provided, however, that in no event shall the aggregate of deposits made by the Servicer pursuant to this clause (ix) exceed the aggregate amount of the Servicing Fee in the calendar month in which such deposits are required.

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges and assumption fees, to the extent permitted by Section 6.01, need not be deposited by the Servicer in the Custodial Account. Any interest paid on funds deposited in the Custodial Account by the Qualified Depository shall accrue to the benefit of the Servicer and the Servicer shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 4.05(iv).

Section 4.05 Permitted Withdrawals From the Custodial Account.

The Servicer may, from time to time, make withdrawals from the Custodial Account for the following purposes:

(i) to make payments to the Owner in the amounts and in the manner provided for in Section 5.01;

(ii) to reimburse itself for Monthly Advances, the Servicer's right to reimburse itself pursuant to this subclause (ii) being limited to amounts received on the related Mortgage Loan which represent late collections (net of the related Servicing Fees and Excess Servicing Fee, if applicable) of principal and/or interest respecting which any such advance was made;

(iii) to reimburse itself for unreimbursed Servicing Advances and unreimbursed Monthly Advances, the Servicer's right to reimburse itself pursuant to this subclause (iii) with respect to any Mortgage Loan being limited to Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds received after the Cut-off Date related to such Mortgage Loan;

(iv) to pay to itself as servicing compensation (a) any interest earned on funds in the Custodial Account (all such interest to be withdrawn monthly not later than each Remittance Date) and (b) any payable Servicing Fee and Excess Servicing Fee, if applicable;

(v) to reimburse itself for any Nonrecoverable Advances:

(vi) to transfer funds to another Qualified Depository in accordance with
Section 4.09 hereof;

(vii) to remove funds inadvertently placed in the Custodial Account in error by the Servicer; and

(viii) to clear and terminate the Custodial Account upon the termination of this Agreement.


Section 4.06 Establishment of Escrow Accounts; Deposits in Escrow Accounts.

The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts. Each Escrow Account shall be established with a Qualified Depository. To the extent such funds are not deposited in an Escrow Account, such funds may be invested in Permitted Investments. Funds deposited in an Escrow Account may be drawn on by the Servicer in accordance with Section 4.07. The creation of any Escrow Account shall be evidenced by an Escrow Account
Certification in the form shown in Exhibit C. The original of such account certification shall be furnished to the Owner upon request. The Servicer acknowledges and agrees that the Servicer shall bear any losses incurred with respect to Permitted Investments. The amount of any such losses shall be immediately deposited by the Servicer in the Escrow Account, as appropriate, out of the Servicer's own funds, with no right to reimbursement therefor.

The Servicer shall deposit in a mortgage clearing account on a daily basis, and in the Escrow Account or Accounts no later than the second Business Day after receipt of funds and retain therein:

(i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any items as are required under the terms of this Agreement;

(ii) all Insurance Proceeds and Condemnation Proceeds which are to be applied to the restoration or repair of any Mortgaged Property; and

(iii) all Servicing Advances for Mortgagors whose Escrow Payments are insufficient to cover escrow disbursements.

The Servicer shall make withdrawals from an Escrow Account only to effect such payments as are required under this Agreement, and for such other purposes as shall be as set forth in and in accordance with Section 4.07. The Servicer shall be entitled to retain any interest paid on funds deposited in an Escrow Account by the Qualified Depository other than interest on escrowed funds required by law to be paid to the Mortgagor and, to the extent required by law, the Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account is non-interest bearing or that interest paid thereon is insufficient for such purposes.

Section 4.07      Permitted Withdrawals From Escrow Account.

Withdrawals from the Escrow Account may be made by the Servicer only:

(i) to effect timely payments of ground rents, taxes, assessments, water rates, fire and hazard insurance premiums, Primary Mortgage Insurance Policy premiums, if applicable, and comparable items;

(ii) to reimburse Servicer for any Servicing Advance made by Servicer with respect to a related Mortgage Loan but only from amounts received on the related Mortgage Loan which represent late payments or collections of Escrow Payments thereunder;

(iii) to refund to the Mortgagor any funds as may be determined to be overages;

(iv) for transfer to the Custodial Account in connection with an acquisition of REO Property;

(v) for application to restoration or repair of the Mortgaged Property;

(vi) to pay to the Servicer, or to the Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

(vii) to pay to the Mortgagors or other parties (to the extent required by applicable law and Accepted Servicing Practices) Insurance Proceeds or Condemnation Proceeds deposited in accordance with Section 4.06;

(viii) to remove funds inadvertently placed in an Escrow Account in error by the Servicer; and

(ix) to clear and terminate the Escrow Account on the termination of this Agreement.

As part of its servicing duties, the Servicer shall pay to the Mortgagors interest on funds in an Escrow Account, to the extent required by law, and to the extent that interest earned on funds in the Escrow Account is insufficient, shall pay such interest from its own funds, without any reimbursement therefor.

Section 4.08 Payment of Taxes, Insurance and Other Charges; Maintenance of Primary Mortgage Insurance Policies; Collections Thereunder.

With respect to each first lien Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Mortgage Insurance Policy premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges, including renewal premiums and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage or applicable law. To the extent that the Mortgage does not provide for Escrow Payments, the Servicer shall determine that any such payments are made by the Mortgagor at the time they first become due. With respect to each first lien Mortgage Loan, the Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of the Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments and shall make advances from its own funds to effect such payments.

With respect to any second lien Mortgage Loans, the Servicer shall advance or cause to be advanced funds as necessary for the purpose of effectuating the payment of taxes and assessments on any Mortgaged Property (to the extent that such taxes or assessments have not been paid by the related Mortgagor or the owner or the servicer of the related first lien mortgage loan). The Servicer shall only advance such amounts to the extent such advances, in the good faith judgment of the Servicer, will be recoverable by the Servicer out of late Monthly Payments, insurance proceeds, liquidation proceeds, or otherwise out of the proceeds of the related Mortgage Loan; and provided, further, that Servicer shall make such payments within such time period required to avoid the loss of the Mortgaged Property by foreclosure of a tax or other lien.

The Servicer shall maintain a blanket policy insuring against losses arising from fire and hazards covered under extended coverage on all of the related second lien Mortgage Loans.

The Servicer will maintain in full force and effect Primary Mortgage Insurance Policies issued by a Qualified Insurer with respect to each Mortgage Loan for which such coverage is herein required. Such coverage will be maintained until the ratio of the current outstanding principal balance of the related Mortgage Loan to the appraised value of the related Mortgaged Property, based on the most recent appraisal of the Mortgaged Property performed by a Qualified Appraiser, such appraisal to be included in the Servicing File, is reduced to an amount as permitted in the Fannie Mae Guide or the Freddie Mac Guide. The Servicer will not cancel or refuse to renew any Primary Mortgage Insurance Policy that is required to be kept in force under this Agreement unless a replacement Primary Mortgage Insurance Policy for such canceled or nonrenewed policy is obtained from and maintained with a Qualified Insurer. The Servicer shall not take any action which would result in noncoverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Servicer would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 6.01, the Servicer shall promptly notify the insurer under the related Primary Mortgage Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under the Primary Mortgage Insurance Policy. If such Primary Mortgage Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary Mortgage Insurance Policy as provided above.

In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself and the Owner, claims to the insurer under any Private Mortgage Insurance Policy in a timely fashion in accordance with the terms of such Primary Mortgage Insurance Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policy respecting a defaulted Mortgage Loan. Pursuant to Section 4.04, any amounts collected by the Servicer under any Primary Mortgage Insurance Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.05.

Section 4.09      Transfer of Accounts.

The Servicer may transfer the Custodial Account or the Escrow Account to a different Qualified Depository from time to time. The Servicer shall notify the Owner in writing of any such transfer within fifteen (15) Business Days of transfer.

Section 4.10 Maintenance of Hazard Insurance.

The Servicer shall cause to be maintained for each Mortgage Loan fire and hazard insurance with extended coverage as is customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (i) 100% of insurable value on a replacement cost basis of the improvements securing such Mortgage Loan or (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan, and (b) the percentage such that the proceeds thereof shall be sufficient to prevent the Mortgagor and/or the Mortgagee from becoming a co-insurer. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as being a special flood hazard area that has federally-mandated flood insurance requirements, the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage equal to the lesser of (i) the minimum amount required under the terms of coverage to compensate for any damage or loss on a replacement cost basis (or the unpaid balance of the mortgage if replacement cost coverage is not available for the type of building insured) and (ii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. The Servicer shall also maintain on the REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in an amount as provided above. Any amounts collected by the Servicer under any such policies other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or REO Property, or released to the Mortgagor in accordance with Accepted Servicing Practices, shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.05. It is understood and agreed that no other additional insurance need be required by the Servicer or the Mortgagor or maintained on property acquired in respect of the Mortgage Loans, other than pursuant to the Fannie Mae Guide or the Freddie Mac Guide or such applicable State or Federal laws and regulations as shall at any time be in force and as shall require such additional insurance. All such policies shall be endorsed with standard mortgagee clauses with loss payable to the Servicer and its successors and/or assigns and shall provide for at least thirty days prior written notice of any cancellation, reduction in the amount or material change in coverage to the Servicer. The Servicer shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies currently reflect a General Policy Rating in Best's Key Rating Guide currently acceptable to Fannie Mae or Freddie Mac and are licensed to do business in the State wherein the property subject to the policy is located.

Section 4.11 Adjustments to Mortgage Interest Rate and Monthly Payment.

For any ARM Loan, on each applicable Adjustment Date, the Mortgage Interest Rate shall be adjusted, in compliance with the requirements of the related Mortgage and Mortgage Note, to equal the sum of the Index plus the Margin (rounded in accordance with the related Mortgage Note) subject to the applicable Periodic Rate Cap and Lifetime Rate Cap, as set forth in the Mortgage Note. The Servicer shall execute and deliver the notices required by each Mortgage and Mortgage Note, applicable laws and regulations and Accepted Servicing Practices regarding interest rate adjustments. Upon the discovery by the Servicer or the receipt of notice from the Owner that the Servicer has failed to adjust a Mortgage Interest Rate in accordance with the terms of the related Mortgage Note, the Servicer shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss or deferral caused the Owner thereby.


Section 4.12      Fidelity Bond, Errors and Omissions Insurance.

The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage with responsible companies on all officers, employees or other persons acting in any capacity with regard to the Mortgage Loans and who handle funds, money, documents and papers relating to the Mortgage Loans. The Fidelity Bond and errors and omissions insurance shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons. Such Fidelity Bond and errors and omissions insurance shall also protect and insure the Servicer against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 4.12 requiring the Fidelity Bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such Fidelity Bond and insurance policy shall be at least equal to the amounts acceptable to Fannie Mae or to Freddie. The Servicer shall, upon request of Owner, deliver to the Owner a certificate from the surety and the insurer as to the existence of the Fidelity Bond and errors and omissions insurance policy and shall obtain a statement from the surety and the insurer that such Fidelity Bond or insurance policy shall in no event be terminated or materially modified without thirty days prior written notice to the Owner. The Servicer shall notify the Owner within five Business Days of receipt of notice that such Fidelity Bond or insurance policy will be, or has been, materially modified or terminated.

Section 4.13 Title, Management and Disposition of REO Property.

In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Owner or the Person designated by the Owner or in the event such person is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such State by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an opinion of counsel obtained by the Servicer from an attorney duly licensed to practice law in the state where the REO Property is located. Any such Person or Persons holding such title other than the Owner shall acknowledge in writing that such title is being held as nominee for the benefit of the Owner.

The Servicer shall notify the Owner in accordance with prudent servicing practices of each acquisition of REO Property upon such acquisition, and thereafter assume the responsibility for marketing such REO Property in accordance with Accepted Servicing Practices. Thereafter, the Servicer shall continue to provide certain administrative services to the Owner relating to such REO Property as set forth in this Section 4.13. The REO Property must be sold within three years following the end of the calendar year of the date of acquisition, unless a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held and (i) the Owner shall have been supplied with an Opinion of Counsel to the effect that the holding by the related trust of such Mortgaged Property subsequent to such three-year period (and specifying the period beyond such three-year period for which the Mortgaged Property may be held) will not result in the imposition of taxes on "prohibited transactions" of the related trust as defined in Section 860F of the Code, or cause the related REMIC to fail to qualify as a REMIC, in which case the related trust may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel), or (ii) the Owner (at the Servicer's expense) or the Servicer shall have applied for, prior to the expiration of such three-year period, an extension of such three-year period in the manner contemplated by Section 856(e)(3) of the Code, in which case the three-year period shall be extended by the applicable period. If a period longer than three years is permitted under the foregoing sentence and is necessary to sell any REO Property, the Servicer shall report monthly to the Owner as to progress being made in selling such REO Property.

Notwithstanding any other provision of this Agreement, if a REMIC election has been made, no Mortgaged Property held by a REMIC shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the related trust or sold in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify at any time as "foreclosure property" within a meaning of Section 860G(a)(8) of the Code, (ii) subject the related trust to the imposition of any Federal or State income taxes on "net income from foreclosure property" with respect to such Mortgaged Property within the meaning of Section 860G(c) of the Code, or (iii) cause the sale of such Mortgaged Property to result in the receipt by the related trust or any income from non-permitted assets as described in Section 860F(a) (2)(B) of the Code, unless the Servicer has agreed to indemnify and hold harmless the related trust with respect to the imposition of any such taxes.

The Servicer shall, either itself or through an agent selected by the Servicer, and in accordance with the Fannie Mae Guide or the Freddie Mac Guide, manage, conserve, protect and operate each REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. Each REO Disposition shall be carried out by the Servicer at such price and upon such terms and conditions as the Servicer deems to be in the best interest of the Owner. The REO Disposition Proceeds from the sale of the REO Property shall be promptly deposited in the Custodial Account. As soon as practical thereafter, the expenses of such sale shall be paid and the Servicer shall reimburse itself for any related Servicing Advances, or Monthly Advances made pursuant to Section 5.03.

The Servicer shall cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at least monthly thereafter or more frequently as may be required by the circumstances. The Servicer shall make or cause the inspector to make a written report of each such inspection. Such reports shall be retained in the Servicing File and copies thereof shall be forwarded by the Servicer to the Owner upon reasonable request.

Section 4.14 Use of Subservicers and Subcontractors.

The Servicer shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Servicer under this Agreement or any Reconstitution Agreement unless the Servicer complies with the provisions of paragraph (i) of this Section 4.14. The Servicer shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Servicer under this Agreement or any Reconstitution Agreement unless the Servicer complies with the provisions of paragraph (ii) of this Section 4.14.

         (i) It shall not be necessary for the Servicer to seek the consent of the Owner, any Master Servicer or any Depositor to the utilization of any Subservicer. The Servicer shall cause any Subservicer used by the Servicer (or by any Subservicer) for the benefit of the Owner and any Depositor to comply with the provisions of this Section 4.14 and with Sections 6.04, 6.06, 10.02(e)(i), 10.02(e)(iii), (v) and (vi) and
         10.02(f) of this Agreement to the same extent as if such Subservicer were the Servicer, and to provide the information required with respect to such Subservicer under Section 10.02(e)(ii) of this Agreement. The Servicer shall be responsible for obtaining from each Subservicer and delivering to the Owner and any Depositor any servicer compliance statement required to be delivered by such Subservicer under Section
         6.04 and any assessment of compliance and attestation required to be delivered by such Subservicer under Section 6.06 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 6.06 as and when required to be delivered.

         (ii) It shall not be necessary for the Servicer to seek the consent of the Owner, any Master Servicer or any Depositor to the utilization of any Subcontractor. The Servicer shall promptly upon request provide to the Owner, any Master Servicer and any Depositor (or any designee of the Depositor, such as an administrator) a written description (in form and substance satisfactory to the Owner, such Master Servicer and such Depositor) of the role and function of each Subcontractor utilized by the Servicer or any Subservicer, specifying (a) the identity of each such Subcontractor, (b) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and (c) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (b) of this paragraph.

As a condition to the utilization of any Subcontractor determined to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, the Servicer shall cause any such Subcontractor used by the Servicer (or by any Subservicer) for the benefit of the Owner and any Depositor to comply with the provisions of Sections 6.06 and 10.02(f) of this Agreement to the same extent as if such Subcontractor were the Servicer. The Servicer shall be responsible for obtaining from each Subcontractor and delivering to the Owner and any Depositor any assessment of compliance and attestation and other certifications required to be delivered by such Subcontractor under Section 6.06, in each case as and when required to be delivered.

Section 4.15 Subservicing Agreements Between the Servicer and Subservicers.

The Servicer, as servicer, may arrange for the subservicing of any Mortgage Loan by a Subservicer pursuant to an agreement with any such subservicer ("Subservicing Agreement"); provided that such Subservicing arrangement and the terms of the related Subservicing Agreement must provide for the servicing of such Mortgage Loans in a manner consistent with the servicing arrangements contemplated hereunder. Each Subservicer shall be (i) authorized to transact business in the state or states where the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Subservicer to perform its obligations hereunder and under the Subservicing Agreement and (ii) a Freddie Mac or Fannie Mae approved mortgage servicer. Notwithstanding the provisions of any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer or a Subservicer or reference to actions taken through the Servicer or otherwise, the Servicer shall remain obligated and liable to the Owner and its successors and assigns for the servicing and administration of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. Every Subservicing Agreement entered into by the Servicer shall contain a provision giving the successor servicer the option to terminate such agreement in the event a successor servicer is appointed. All actions of each Subservicer performed pursuant to the related Subservicing Agreement shall be performed as an agent of the Servicer with the same force and effect as if performed directly by the Servicer.

For purposes of this Agreement, the Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to the Servicer.

Section 4.16      Successor Subservicers.

Any Subservicing Agreement shall provide that the Servicer shall be entitled to terminate any Subservicing Agreement and to either itself directly service the related Mortgage Loans or enter into a Subservicing Agreement with a successor Subservicer which qualifies under Section 4.15. Any Subservicing Agreement shall include the provision that such agreement may be immediately terminated by any successor to the Servicer without fee, in accordance with the terms of this Agreement, in the event that the Servicer (or any successor to the Servicer) shall, for any reason, no longer be the servicer of the related Mortgage Loans (including termination due to an Event of Default).

Section 4.17      No Contractual Relationship Between Subservicer and Owner.

Any Subservicing Agreement and any other transactions or services relating to the Mortgage Loans involving a Subservicer shall be deemed to be between the Subservicer and the Servicer alone and the Owner shall not be deemed a party thereto and shall have no claims, rights, obligations, duties or liabilities with respect to any Subservicer except as set forth in Section 4.18.

Section 4.18 Assumption or Termination of Subservicing Agreement by Successor Servicer.

In connection with the assumption of the responsibilities, duties and liabilities and of the authority, power and rights of the Servicer hereunder by a successor servicer pursuant to Section 11.01 of this Agreement, it is understood and agreed that the Servicer's rights and obligations under any Subservicing Agreement then in force between the Servicer and a Subservicer shall be assumed simultaneously by such successor servicer without act or deed on the part of such successor servicer; provided, however, that any successor servicer may terminate the Subservicer.

The Servicer shall, upon the reasonable request of the Owner, but at its own expense, deliver to the assuming party documents and records relating to each Subservicing Agreement and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreements to the assuming party.

Section 4.19 Superior Liens

If the Servicer is notified that any superior lienholder has accelerated or intends to accelerate the obligations secured by the superior lien, or has declared or intends to declare a default under the mortgage or the promissory note secured thereby, or has filed or intends to file an election to have the Mortgaged Property sold or foreclosed, the Servicer shall take, on behalf of the Owner, whatever actions are necessary to protect the interests of the Owner in accordance with Accepted Servicing Practices. The Servicer shall make a Servicing Advance of the funds necessary to cure the default or reinstate the Superior Lien if the Servicer determines that such Servicing Advance is in the best interests of the Owner. The Servicer shall not make such a Servicing Advance except to the extent that it determines in its reasonable good faith judgment that such advance would be recoverable from Liquidation Proceeds on the related Mortgage Loan and in no event in an amount that is greater than the then outstanding principal balance of the related Mortgage Loan. The Servicer shall thereafter take such action as is necessary to recover the amount so advanced.

The Servicer is authorized, without the prior approval of the Owner, to consent to the refinancing of any Superior Lien on the Mortgaged Property, provided that
(i) the resulting Combined Loan-to-Value Ratio of such Mortgage Loan is no higher than the Combined Loan-to-Value Ratio prior to such refinancing; (ii) the interest rate, or in the case of any Superior Lien which is an adjustable rate Mortgage Loan, the applicable maximum rate which can be charged under the related Mortgage Note is no more than 2.00% higher than the interest rate or the maximum rate, as the case may be, on the Mortgage Loan evidencing the existing Superior Lien immediately prior to the date of such refinancing; (iii) the
Mortgage Loan evidencing the Superior Lien is not subject to negative amortization and (iv) the monthly payment on the Mortgage Loan evidencing the existing Superior Lien has not increased since the Due Date immediately prior to the date of such refinancing.

                                     ARTICLE V

                              PAYMENTS TO THE OWNER
Section 5.01      Remittances.

On each Remittance Date, the Servicer shall remit to the Owner (i) all amounts credited to the Custodial Account as of the close of business on the related Determination Date (net of charges against or withdrawals from the Custodial Account pursuant to Section 4.05), plus, to the extent not already deposited in the Custodial Account, (ii) all Monthly Advances, if any, which the Servicer is obligated to distribute pursuant to Section 5.03 minus (iii) any amounts attributable to Principal Prepayments collected after the Cut-off Date but received after the last day of the calendar month immediately preceding the month in which the related Determination Date occurs, minus (iv) any amounts attributable to Monthly Payments collected after the Cut-off Date but due on a Due Date or Dates subsequent to the last day of the related Due Period, which amounts shall be remitted on the related Remittance Date next succeeding the Due Period for such amounts.

With respect to any remittance received by the Owner after the Business Day on which such payment was due, the Servicer shall pay to the Owner interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus two percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be paid on the date such late payment is made and shall cover the period commencing with the day following such Business Day and ending with the Business Day on which such payment is made, both inclusive. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.

Section 5.02 Statements to the Owner.

No later than the 10th calendar day of each month (or, if such day is not a Business Day, the immediately preceding Business Day), the Servicer will provide to the Owner or its designee a monthly remittance advice with a trial balance attached thereto, as to the preceding remittance period ending on the last day of the preceding month.

Section 5.03      Monthly Advances by the Servicer.

Not later than the close of business on the Business Day preceding each Remittance Date, the Servicer shall deposit in the Custodial Account an amount equal to all payments not previously advanced by the Servicer, whether or not deferred pursuant to Section 4.01, of Monthly Payments, adjusted to the related Mortgage Loan Remittance Rate, which are delinquent at the close of business on the related Determination Date; provided, however, that the amount of any such deposit may be reduced by (i) the Amount Held for Future Distribution (as defined below) then on deposit in the Custodial Account, plus (ii) with respect to the initial Remittance Date, the Non-held Early Pay Amount (as defined below). Any portion of the Amount Held for Future Distribution used to pay Monthly Advances shall be replaced by the Servicer by deposit into the Custodial Account on any future Remittance Date to the extent that the funds that are available in the Custodial Account for remittance to the Owner on such Remittance Date are less than the amount of payments required to be made to the Owner on such Remittance Date.

The "Amount Held for Future Distribution" as to any Remittance Date shall be the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date which were received after the Cut-off Date on account of (i) Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds and Principal Prepayments received or made in the month of such Remittance Date and (ii) payments which represent early receipt of Monthly Payments due on a date or dates subsequent to the related Due Date. The "Non-held Early Pay Amount" shall be the total of the amounts then on deposit in the Custodial Account on account of payments which represent early receipt of Monthly Payments received on or prior to the Cut-off Date.

The Servicer's obligation to make such Monthly Advances as to any Mortgage Loan will continue through the final disposition or liquidation of the Mortgaged Property, unless the Servicer deems such advance to be nonrecoverable from Liquidation Proceeds, REO Disposition Proceeds, Condemnation Proceeds or Insurance Proceeds with respect to the applicable Mortgage Loan. In such latter event, the Servicer shall deliver to the Owner an Officer's Certificate of the Servicer to the effect that an officer of the Servicer has reviewed the related Servicing File and has obtained a recent appraisal and has made the reasonable determination that any additional advances are nonrecoverable from Liquidation Proceeds or Insurance Proceeds with respect to the applicable Mortgage Loan.

Section 5.04      Liquidation Reports.

Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Owner pursuant to a deed-in-lieu of foreclosure, the Servicer shall submit to the Owner a liquidation report with respect to such Mortgaged Property in such form as the Servicer and the Owner shall agree. The Servicer shall also provide reports on the status of REO Property containing such information as Owner may reasonably require.

                                     ARTICLE VI

                          GENERAL SERVICING PROCEDURES

Section 6.01      Assumption Agreements.

The Servicer will, to the extent it has knowledge of any conveyance or prospective conveyance by any Mortgagor of a Mortgaged Property (whether by absolute conveyance or by contract of, sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under any "due-on-sale" clause to the extent permitted by law; provided, however, that the Servicer shall not exercise any such rights if prohibited by law or the terms of the Mortgage Note from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Primary Mortgage Insurance Policy, if any. If the Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, the Servicer, with the approval of the Owner (such approval not to be unreasonably withheld), will enter into an assumption agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable State law, the Mortgagor remains liable thereon. Where an assumption is allowed pursuant to this Section 6.01, the Servicer, with the prior consent of the primary mortgage insurer, if any, is authorized to enter into a substitution of liability agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed pursuant to which the original mortgagor is released from liability and such Person is substituted as mortgagor and becomes liable under the related Mortgage Note. Any such substitution of liability agreement shall be in lieu of an assumption agreement.

In connection with any such assumption or substitution of liability, the Servicer shall follow the underwriting practices and procedures of the Fannie Mae Guide or of the Freddie Mac Guide related to "A"-quality mortgage loans. With respect to an assumption or substitution of liability, the Mortgage Interest Rate borne by the related Mortgage Note, the amount of the Monthly Payment, and the final maturity date may not be changed. In addition, for ARM Loans, in no event shall the Index, Margin, Periodic Rate Cap, Adjustment Date, Lifetime Rate Cap or minimum rate be changed. The Servicer shall notify the Owner that any such substitution of liability or assumption agreement has been completed by forwarding to the Owner the original of any such substitution of liability or assumption agreement, which document shall be added to the related Mortgage Loan Documents and shall, for all purposes, be considered a part of such related mortgage file to the same extent as all other documents and instruments constituting a part thereof. All fees collected by the Servicer for entering into an assumption or substitution of liability agreement shall belong to the Servicer.

Notwithstanding the foregoing paragraphs of this section or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever. For purposes of this Section 6.01, the term "assumption" is deemed to also include a sale of the Mortgaged Property subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

Section 6.02 Satisfaction of Mortgages and Release of Mortgage Loan Documents.

Upon the payment in full of any Mortgage Loan, the Servicer will immediately notify the Custodian with a certification and request for release by a Servicing Officer, which certification shall include a statement to the effect that all amounts received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 4.04 have been so deposited, and a request for delivery to the Servicer of the portion of the Mortgage Loan Documents held by the Custodian. Upon receipt of such certification and request, the Owner shall promptly release or cause the Custodian to promptly release the related Mortgage Loan Documents to the Servicer and the Servicer shall prepare and deliver for execution by the Owner or at the Owner's option execute under the authority of a power of attorney delivered to the Servicer by the Owner any satisfaction or release. No expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account.

In the event the Servicer satisfies or releases a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or should it otherwise prejudice any right the Owner may have under the mortgage instruments, the Servicer shall remit to the Owner the then outstanding principal balance of the related Mortgage Loan by deposit thereof in the Custodial Account. The Servicer shall maintain the Fidelity Bond insuring the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

From time to time and as appropriate for the servicing or foreclosure of the Mortgage Loans, including for the purpose of collection under any Primary Mortgage Insurance Policy, upon request of the Servicer and delivery to the Custodian of a servicing receipt signed by a Servicing Officer, the Custodian shall release that portion of the Mortgage Loan Documents held by the Custodian to the Servicer. Such servicing receipt shall obligate the Servicer to promptly return the related Mortgage Loan Documents to the Custodian, when the need therefor by the Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or such documents have been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Servicer has promptly delivered to the Owner or the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such documents were delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated, the servicing receipt shall be released by the Owner or the Custodian, as applicable, to the Servicer.

Section 6.03      Servicing Compensation.

As compensation for its services hereunder, the Servicer shall be entitled to withdraw from the Custodial Account or to retain from interest payments on the Mortgage Loans the amounts provided for as the Servicer's Servicing Fee and Excess Servicing Fee, if applicable. Additional servicing compensation in the form of assumption fees, as provided in Section 6.01, late payment charges and other ancillary fees shall be retained by the Servicer to the extent not required to be deposited in the Custodial Account. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein.

Section 6.04      Annual Statement as to Compliance.


(i) The Servicer shall deliver to the Owner, on or before February 28, 2006, an Officer's Certificate, stating that (i) a review of the activities of the Servicer during the preceding calendar year and of performance under this Agreement or similar agreements has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by the Servicer to cure such default.

(ii) On or before March 1 of each calendar year, commencing in 2007, the Servicer shall deliver to the Owner or Master Servicer a statement of compliance addressed to the Owner, any Master Servicer and such Depositor and signed by an authorized officer of the Servicer, to the effect that (a) a review of the Servicer's activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer's supervision, and (b) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

Section 6.05 Annual Independent Public Accountants' Servicing Report.

                  Except with respect to Securitization Transactions occurring on or after January 1, 2006, on or before February 28th, of each year beginning February 28, 2006, the Servicer, at its expense, shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to each Owner to the effect that such firm has examined certain documents and records relating to the servicing of the mortgage loans similar in nature and that such firm is of the opinion that the provisions of this or similar Agreements have been complied with, and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, nothing has come to their attention which would indicate that such servicing has not been conducted in compliance therewith, except for (i) such exceptions as such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such statement. By providing Owner a copy of a Uniform Single Attestation Program Report from their independent public accountant's on an annual basis, Servicer shall be considered to have fulfilled its obligations under this Section 6.05.

Section 6.06      Report on Assessment of Compliance and Attestation.

(a) With   respect  to  any  Mortgage  Loans  that  are  the  subject  of  a
    Securitization Transaction occurring on or after January 1, 2006, on or before March 1 of each calendar year, commencing in 2007, the Servicer shall:

(i) deliver to the Owner, any Master Servicer and any Depositor a report (in form and substance reasonably satisfactory to the Owner, such Master Servicer and such Depositor) regarding the Servicer's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and
                           Item 1122 of Regulation AB. Such report shall be addressed to the Owner, such Master Servicer and such Depositor and signed by an authorized officer of the Servicer and shall address each of the "Applicable Servicing Criteria" specified on Exhibit E hereto;

(ii) deliver to the Owner, any Master Servicer and any Depositor a report of a registered public accounting firm reasonably acceptable to the Owner, such Master Servicer and such Depositor that attests to, and reports on, the assessment of compliance made by the Servicer and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

(iii) cause each Subservicer and each Subcontractor determined by the Servicer to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, to deliver to the Owner, any Master Servicer and any Depositor an assessment of compliance and accountants' attestation as and when provided in paragraphs (a) and (b) of this Section
                           6.06 and, to the extent required of such Subservicer or such Subcontractor under Item 1123 of Regulation AB, an annual compliance certification as and when required under Section 6.04; and

(iv) if requested by the Owner, any Master Servicer or any Depositor not later than February 1 of the calendar year in which such certification is to be delivered, deliver, and cause each Subservicer and Subcontractor described in clause (iii) above to deliver, to the Owner, any Master Servicer, any Depositor and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification, signed by the appropriate officer of the Servicer, in the form attached hereto as Exhibit F.

     None of the Owner, any Master Servicer nor any Depositor will request delivery of a certification under clause (a)(iv) above unless a Depositor or Master Servicer is required under the Exchange Act to file an annual report on Form 10-K or any amendment thereto with respect to an issuing entity whose asset pool includes Mortgage Loans.

     The Servicer acknowledges that the parties identified in clause (iv) above may rely on the certification provided by the Servicer pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.

     (b) Each  assessment  of compliance  provided by a Subservicer  pursuant to
     Section 6.06 (a)(i) shall address each of the Servicing Criteria specified substantially in the form of Exhibit E hereto delivered to the Owner concurrently with the execution of this Agreement or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment. An assessment of compliance provided by a Subcontractor pursuant to Section 6.06(a)(iii) need not address any elements of the Servicing Criteria other than those specified by the Servicer pursuant to
     Section 4.26

     (c)With respect to any Mortgage Loans that are the subject of a Securitization Transaction occurring prior to January 1, 2006, by February 28th of each year (or if not a Business Day, the immediately preceding Business Day), an officer of the Servicer shall execute and deliver an Officer's Certificate to the Owner, any Depositor and any other Person that will be responsible for signing the Sarbanes Certification with respect to such Securitization Transaction, for the benefit of the Owner, such Depositor, such Person and each of their officers, directors and affiliates, certifying as to the following matters:

                  (i) Based on my knowledge, the information relating to the Mortgage Loans and the servicing thereof submitted by the Servicer to the Owner (or its designee) which is used in connection with preparation of the reports on Form 8-K and the annual report on Form 10-K filed with the Securities and Exchange Commission with respect to the Securitization Transaction, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statement made, in light of the circumstances under which such statements were made, not misleading as of the date of this certification;

                  (ii) The servicing information required to be provided to the Owner (or its designee) by the Servicer under this Agreement has been provided to the Owner (or its designee);

                  (iii) I am responsible for reviewing the activities performed by the Servicer under the Agreement and based upon the review required by this Agreement, and except as disclosed in the Annual Statement of Compliance, the Annual Independent Public Accountant's Servicing Report and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans submitted to the Owner (or its designee), the Servicer has, as of the date of this certification fulfilled its obligations under this Agreement; and

                  (iv) I have disclosed to the Owner (or its designee) all significant deficiencies relating to the Servicer's compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the Agreement.

Section 6.07      Remedies.

     (i) Any failure by the Servicer, any Subservicer, or any Subcontractor to deliver any information, report, certification, accountants' letter or other material when and as required under Section 6.04, Section 6.05,
     Section 6.06 or Section 10.02, or any breach by the Servicer of a representation or warranty set forth in Section 10.02(e)(ii)(A), or in a writing furnished pursuant to Section 10.02(e)(ii)(B) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Servicer of a representation or warranty in a writing furnished pursuant to Section 10.02(e)(ii)(B) to the extent made as of a date subsequent to such closing date, shall, except as provided in sub-clause
     (ii) of this Section, immediately and automatically, without notice or grace period, constitute an Event of Default with respect to the Servicer under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Owner or any Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Servicer as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement or any applicable Reconstitution Agreement to the contrary) of any compensation to the Servicer and if the Servicer is servicing any of the Mortgage Loans in a
     Securitization Transaction, appoint a successor servicer reasonably acceptable to any Master Servicer of such Securitization Transaction; provided that to the extent than any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Servicer as servicer, such provision shall be given effect.

     (ii) Any failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification or accountants' letter when and as required under Section 6.04, Section 6.05 or Section 6.06, including (except as provided below) any failure by the Servicer to identify, pursuant to Section 4.14(ii), any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, which continues unremedied for ten (10) calendar days after the date on which such information, report, certification or accountants' letter was required to be delivered shall constitute an Event of Default with respect to the Servicer under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Owner, any Master Servicer or any Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Servicer; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Servicer as servicer, such provision shall be given effect.

     None of the Owner, any Master Servicer nor any Depositor shall be entitled to terminate the rights and obligations of the Servicer pursuant to subpart
     (ii) of this Section if a failure of the Servicer to identify a Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB was attributable solely to the role or functions of such Subcontractor with respect to mortgage loans other than the Mortgage Loans.

                  (iii) The Servicer shall promptly reimburse the Owner (or any designee of the Owner, such as a Master Servicer) and any Depositor, as applicable, for all reasonable expenses incurred by the Owner (or such designee) or such Depositor, as such are incurred, in connection with the termination of the Servicer as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer. The provisions of this paragraph shall not limit whatever rights the Owner or any Depositor may have under other provisions of this Agreement and/or any applicable Reconstitution Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

Section 6.08      Owner's Right to Examine Servicer Records.

     The Owner shall have the right to examine and audit, at its expense, upon reasonable notice to the Servicer, during business hours or at such other times as might be reasonable under applicable circumstances, any and all of the books, records, documentation or other information of the Servicer, or held by another for the Servicer or on its behalf or otherwise, which relate to the performance or observance by the Servicer of the terms, covenants or conditions of this Agreement.

     The Servicer shall provide to the Owner and any supervisory agents or examiners representing a State or Federal governmental agency having jurisdiction over the Owner, including but not limited to the OTS, FDIC and other similar entities, access to any documentation regarding the Mortgage Loans in the possession of the Servicer which may be required by any applicable regulations. Such access shall be afforded without charge, upon reasonable request, during normal business hours and at the offices of the Servicer, and in accordance with the applicable Federal government agency, FDIC, OTS, or any other similar regulations.

Section 6.09 Compliance with REMIC Provisions.

     If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property, or any portion thereof, are held, the Servicer shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be could
     (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined in Section 860F(a)(2) of the Code and the tax on "contribution" to a REMIC set forth in Section 860G(d) of the
     Code) unless the Servicer has received an Opinion of Counsel (at the expense of the party seeking to take such actions) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

     Notwithstanding anything in this Agreement to the contrary, the Servicer shall not (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable) make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would both (i) be "significant" Section 1001 of the Code (or Treasury regulations promulgated thereunder) and (ii) cause the Trust Fund to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" under the REMIC Provisions. The Servicer shall dispose of any REO Property before the date of the third calendar year ending after the year of acquisition (unless it provides the Assignee with an opinion of counsel that holding the property for a longer period will not disqualify the REMIC).

     Prior to taking any action with respect to the Mortgage Loans which is not contemplated under the terms of this Agreement, the Servicer will obtain an Opinion of Counsel acceptable to the securitization trustee with respect to whether such action could result in the imposition of a tax upon the REMIC that holds the Mortgage Loans (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the
     Code) (either such event, an "Adverse REMIC Event"), and the Servicer shall not take any such action or cause the Assignee to take any such action as to which it has been advised that an Adverse REMIC Event could occur.

Section 6.10 Non-solicitation.

     From and after the date of the related Confirmation, the Servicer agrees that it will not take any action or facilitate or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on the Servicer's behalf, to personally, by telephone or mail, solicit the Mortgagor under any Mortgage Loan to refinance such Mortgage Loan, in whole or in part, without the prior written consent of the Owner. Notwithstanding the foregoing, it is understood and agreed that promotions (including for the refinancing of mortgage loans) undertaken by the Servicer or any affiliates of the Servicer which are directed to the general public at large, or segments thereof, provided that no segment shall consist primarily of the Mortgage Loans, including, without limitation, mass mailing advertisements based on commercially acquired mailing lists or the Servicer's entire servicing portfolio, and newspaper, radio and television advertisements or from servicing needs of a Mortgagor who, without solicitation, contacts the Servicer, shall not constitute solicitation under this Section 6.10. This Section 6.10 shall not be deemed to preclude the Servicer or any of its affiliates from soliciting any Mortgagor for any other financial products or services.

                                        ARTICLE VII

                       REPORTS TO BE PREPARED BY SERVICER

Section 7.01      Servicer Shall Provide Information as Reasonably Required.

     The Servicer shall furnish to the Owner upon request, during the term of this Agreement, such periodic, special or other reports or information, whether or not provided for herein, as shall be necessary, reasonable or appropriate with respect to the purposes of this Agreement. The Servicer may negotiate with the Owner for a reasonable fee for providing such report or information, unless the Servicer is required to supply such report or information pursuant to any other section of this Agreement. All such reports or information shall be provided by and in accordance with all reasonable instructions and directions given by the Owner. The Servicer agrees to execute and deliver all such instruments and take all such action as the Owner, from time to time, may reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

                                   ARTICLE VIII

                                  THE SERVICER

Section 8.01      Indemnification; Third Party Claims.

     The Servicer agrees to indemnify the Owner and hold it harmless from and against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Owner may sustain in any way related to the failure of the Servicer to perform in any way its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement and for breach of any representation or warranty of the Servicer contained herein. The Servicer shall immediately notify the Owner if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the consent of the Owner and with counsel reasonably satisfactory to the Owner) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Owner in respect of such claim but failure to so notify the Owner shall not limit its obligations hereunder. The Servicer agrees that it will not enter into any settlement of any such claim without the consent of the Owner unless such settlement includes an unconditional release of the Owner from all liability that is the subject matter of such claim. The provisions of this
     Section 8.01 shall survive termination of this Agreement. In no event will either Owner or Servicer be liable to the other party to this Agreement for incidental or consequential damages, including, without limitation, loss of profit or loss of business or business opportunity, regardless of the form of action whether in contract, tort or otherwise.

Section 8.02 Merger or Consolidation of the Servicer.

     The Servicer will keep in full effect its existence, rights and franchises as a corporation under the laws of the State of its incorporation except as permitted herein, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

     Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer whether or not related to loan servicing, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall be an institution (i) having a GAAP net worth of not less than $25,000,000, (ii) the deposits of which are insured by the FDIC, SAIF and/or BIF, or which is a HUD-approved mortgagee whose primary business is in origination and servicing of first or second lien mortgage loans, and (iii) which is a Fannie Mae or Freddie Mac approved seller/servicer in good standing.

Section 8.03      Limitation on Liability of the Servicer and Others.

     Neither the Servicer nor any of the officers, employees or agents of the Servicer shall be under any liability to the Owner for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment made in good faith; provided, however, that this provision shall not protect the Servicer or any such person against any breach of warranties or representations made herein, or failure to perform in any way its obligations in compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of negligence or any breach of the terms and conditions of this Agreement. The Servicer and any officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by the Owner respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expenses or liability; provided, however, that the Servicer may, with the consent of the Owner, which consent shall not be unreasonably withheld, undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the Owner will be liable, and the Servicer shall be entitled to be reimbursed therefor from the Owner upon written demand.

Section 8.04      Servicer Not to Resign.

     The Servicer shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer and the Owner or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner which Opinion of Counsel shall be in form and substance acceptable to the Owner. No such resignation shall become effective until a successor shall have assumed the Servicer's responsibilities and obligations hereunder in the manner provided in Section 11.01.

Section 8.05      No Transfer of Servicing.

     With respect to the retention of the Servicer to service the Mortgage Loans hereunder, the Servicer acknowledges that the Owner has acted in reliance upon the Servicer's independent status, the adequacy of its servicing facilities, plan, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof. Without in any way limiting the generality of this section, the Servicer shall not either assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion thereof, or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written approval of the Owner, which approval shall not be unreasonably withheld; provided that the Servicer may assign the Agreement and the servicing hereunder without the consent of Owner to an affiliate of the Servicer to which all servicing of the Servicer is assigned so long as
     (i) such  affiliate is a Fannie Mae and Freddie Mac  approved  servicer and
     (ii) if it is intended that such affiliate be spun off to the shareholders of the Servicer, such affiliate have a GAAP net worth of at least
     $10,000,000 and (iii) such affiliate shall deliver to the Owner a certification pursuant to which such affiliate shall agree to be bound by the terms and conditions of this Agreement and shall certify that such affiliate is a Fannie Mae and Freddie Mac approved servicer in good standing.

                                     ARTICLE IX
                                     DEFAULT

Section 9.01      Events of Default.

     In case one or more of the following Events of Default by the Servicer shall occur and be continuing, that is to say:

(i) any failure by the Servicer to remit to the Owner any payment required to be made under the terms of this Agreement which continues unremedied for a period of three (3) Business Days after written notice thereof (it being understood that this subparagraph shall not affect Servicer's obligation pursuant to Section 5.01 to pay default interest on any remittance received by the Owner after the Business Day on which such payment was due); or

(ii) any failure on the part of the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement, the breach of which has a material adverse effect and which continues unremedied for a period of forty-five (45) days (except that such number of days shall be fifteen in the case of a failure to pay any premium for any insurance policy required to be maintained under this Agreement and such failure shall be deemed to have a material adverse effect) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner; or

(iii) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of sixty days; or

(iv) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or

(v) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi) the Servicer ceases to be approved by either Fannie Mae or Freddie Mac (to the extent such entities are then operating in a capacity similar to that in which they operate on the date of this Agreement) as a mortgage loan servicer for more than thirty days; or

(vii) the Servicer attempts to assign its right to servicing compensation hereunder or the Servicer attempts, without the consent of the Owner, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof except as otherwise permitted herein.

then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Owner, by notice in writing to the Servicer may, in addition to whatever rights the Owner may have under Section 8.01 and at law or equity to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Servicer for the same. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 11.01. Upon written request from the Owner, the Servicer shall prepare, execute and deliver, any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Servicer's sole expense. The Servicer agrees to cooperate with the Owner and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans or any REO Property.

Section 9.02      Waiver of Defaults.

     The Owner may waive only by written notice any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived in writing.

                                    ARTICLE X

                                   TERMINATION
Section 10.01     Termination.

The respective obligations and responsibilities of the Servicer shall terminate upon: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all REO Property and the remittance of all funds due hereunder; or (ii) by mutual consent of the Servicer and the Owner in writing; or (iii) termination by the Owner pursuant to Section 9.01. Simultaneously with any such termination and the transfer of servicing hereunder, the Servicer shall be entitled to be reimbursed for any outstanding Servicing Advances and Monthly Advances.

Section 10.02 Removal of Mortgage Loans from Inclusion under this Agreement upon a Whole Loan Transfer or a Securitization Transfer.

(a) The Servicer acknowledges and the Owner agrees that with respect to some or all of the Mortgage Loans, the Owner may effect either Whole Loan Transfers or Securitization Transfers.

(b) The Servicer shall cooperate with the Owner in connection with any Whole Loan Transfer or Securitization Transfer contemplated by the Owner pursuant to this Section. In connection therewith, and without limitation, unless otherwise agreed by Servicer and Owner, the Owner shall deliver any reconstitution agreement or other document related to the Whole Loan Transfer or Securitization Transfer to the Servicer at least fifteen (15) days prior to such Whole Loan Transfer or Securitization Transfer (or thirty (30) days if such transfer is to take place in March, June, September or December) and the Servicer shall execute any such reconstitution agreement which contains provisions substantially similar to those herein, provided that such provisions create no greater obligation or cost on the part of the Servicer than otherwise set forth in this Agreement or otherwise reasonably acceptable to the Owner and the Servicer and which restates the representations and warranties contained in Article III as of the date of transfer (except to the extent any such representation or warranty is not accurate on such date).

(c) With respect to each Whole Loan Transfer or Securitization Transfer, as the case may be, effected by the Owner, Owner (i) shall reimburse Servicer for all reasonable out-of-pocket third party costs and expenses related thereto and (ii) shall pay Servicer a reasonable amount representing time and effort expended by Servicer related thereto (which amount shall be reasonably agreed upon by Servicer and Owner prior to the expenditure of such time and effort). For purposes of this paragraph, all Whole Loan Transfers and/or Securitization Transfers made to the same entity within the same accounting cycle shall be considered one Whole Loan Transfer or Securitization Transfer.

(d) All Mortgage Loans not sold or transferred pursuant to a Whole Loan Transfer or Securitization Transfer shall be subject to this Agreement and shall continue to be serviced in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.

(e) in connection with any Securitization Transaction occurring on or after January 1, 2006, the Servicer shall (1) within five (5) Business Days following request by the Owner or any Depositor, provide to the Owner, such Master Servicer and such Depositor (or, as applicable, cause each Subservicer to provide), in writing and in form and substance reasonably satisfactory to the Owner, such Master Servicer and such Depositor, the information and materials specified in paragraphs (i) and (v) of this subsection (e), and (2) as promptly as practicable following notice to or discovery by the Servicer, provide to the Owner and any Depositor (in writing and in form and substance reasonably satisfactory to the Owner and such Depositor) the information specified in paragraph (ii) of this subsection (e).

(i) If so requested by the Owner or any Depositor, the Servicer shall provide such information regarding the Servicer, as servicer of the Mortgage Loans, and each Subservicer (each of the Servicer and each Subservicer, for purposes of this paragraph, a "Servicer"), as is requested for the purpose of compliance with Items 1108, 1117 and 1119 of Regulation AB. Such information shall include, at a minimum:

(A) the Servicer's form of organization;

(B) a description of how long the Servicer has been servicing residential mortgage loans; a general discussion of the Servicer's experience in servicing assets of any type as well as a more detailed discussion of the Servicer's experience in, and procedures for, the servicing function it will perform under this Agreement and any Reconstitution Agreements; information regarding the size, composition and growth of the Servicer's portfolio of residential mortgage loans of a type similar to the Mortgage Loans and information on factors related to the Servicer that may be material, in the good faith judgment of the Owner or any Depositor, to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including, without limitation:

(1) whether any prior securitizations of mortgage loans of a type similar to the Mortgage Loans involving the Servicer have defaulted or experienced an early amortization or other performance triggering event because of servicing during the three-year period immediately preceding the related Securitization Transaction;

(2) the extent of outsourcing the Servicer utilizes;

(3) whether there has been previous disclosure of material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as a servicer during the three-year period immediately preceding the related Securitization Transaction;

(4) whether the Servicer has been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; and

(5) such other information as the Owner or any Depositor may reasonably request for the purpose of compliance with Item 1108(b)(2) of Regulation AB;

(C) a description of any material changes during the three-year period immediately preceding the related Securitization Transaction to the Servicer's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreements for mortgage loans of a type similar to the Mortgage Loans;

(D) information regarding the Servicer's financial condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Servicer could have a material adverse effect on the performance by the Servicer of its servicing obligations under this Agreement or any Reconstitution Agreement;

(E) information regarding advances made by the Servicer on the Mortgage Loans and the Servicer's overall servicing portfolio of residential mortgage loans for the three-year period immediately preceding the related Securitization Transaction, which may be limited to a statement by an authorized officer of the Servicer to the effect that the Servicer has made all advances required to be made on residential mortgage loans serviced by it during such period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

(F) a description of the Servicer's processes and procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;

(G) a description of the Servicer's processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts; and

(H) information as to how the Servicer defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience

(I) a description of any material legal or governmental proceedings pending (or known to be contemplated) against the Servicer and each Subservicer; and

(J) a description of any affiliation or relationship (of a type described in Item 1119 of Regulation AB) between the Servicer, each Subservicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Servicer by the Owner or any Depositor in writing in advance of a Securitization Transaction:

(1) the sponsor;
(2) the depositor;
(3) the issuing entity;
(4) any servicer;
(5) any trustee;
(6) any originator;
(7) any significant obligor;
(8) any enhancement or support provider; and
(9) any other material transaction party.

(ii) For the purpose of satisfying the reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Servicer shall (or shall cause each Subservicer to) (1) provide prompt notice to the Owner, any Master Servicer and any Depositor in writing of (A) any material litigation or governmental proceedings involving the Servicer or any Subservicer and (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Servicer or any Subservicer and any of the parties specified in Section 10.02(e)(i)(J)(and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction (C) any Event of Default under the terms of this Agreement or any Reconstitution Agreement, (D) any merger, consolidation or sale of substantially all of the assets of the Servicer, and (E) the Servicer's entry into an agreement with a Subservicer or Subcontractor to perform or assist in the performance of any of the Servicer's obligations under this Agreement or any Reconstitution Agreement, and (2) provide to the Owner, any Master Servicer and any Depositor a description of such proceedings, affiliations or relationships.

(iii) As a condition to the succession to the Servicer or any Subservicer as servicer or Subservicer under this Agreement or any Reconstitution Agreement by any Person (i) into which the Servicer or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Servicer or any Subservicer, the Servicer shall provide to the Owner and any Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Owner and any Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Owner and such Depositor, all information reasonably requested by the Owner or any Depositor in order to comply with is reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

(iv) (A) The Servicer shall be deemed to represent to the Owner, to any Master Servicer and to any Depositor, as of the date on which information is first provided to the Owner, such Master Servicer or such Depositor under this Section 10.02(e) that, except as disclosed in writing to the Owner, such Master Servicer or such Depositor prior to such date: (1) the Servicer is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Servicer; (2) the Servicer has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; (3) no material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as servicer has been disclosed or reported by the Servicer; (4) no material changes to the Servicer's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the related Securitization Transaction; (5) there are no aspects of the Servicer's financial condition that could have a material adverse effect on the performance by the Servicer of its servicing obligations under this Agreement or any Reconstitution Agreement; (6) there are no material legal or governmental proceedings pending (or known to be contemplated) against the Servicer or any Subservicer; and (7) there are no affiliations, relationships or transactions relating to the Servicer or any Subservicer with respect to any Securitization Transaction and any party thereto identified by the related Depositor of a type described in Item 1119 of Regulation AB.

(B) If so requested by the Owner, any Master Servicer or any Depositor on any date following the date on which information is first provided to the Owner, any Master Servicer or any Depositor under this Section 10.02(e), the Servicer shall, within five (5) Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in sub clause (A) above or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

(v) In addition to such information as the Servicer, as servicer, is obligated to provide pursuant to other provisions of this Agreement, not later than ten days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Servicer or any Subservicer, the Servicer or such Subservicer, as applicable, shall, to the extent the Servicer or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

(a) any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time
(Item 1121(a)(11) of Regulation AB);

(b) material breaches of pool asset representations or warranties or transaction covenants (Item 1121(a)(12) of Regulation AB); and

(c) information regarding new asset-backed securities issuances backed by the same pool assets, any pool asset changes (such as, additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB).

(vi) The Servicer shall provide to the Owner, any Master Servicer and any Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance Policy, financial information and reports, and such other information related to the Servicer or any Subservicer or the Servicer's or such Subservicer's performance hereunder.

(f) the Servicer shall indemnify the Owner, each affiliate of the Owner, and each of the following parties participating in a Securitization Transaction: each sponsor and issuing entity; each Person (including, but not limited to, any Master Servicer if applicable) responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees, agents and affiliates of each of the foregoing and of the Depositor (each, an "Indemnified Party"), and shall hold each of them harmless from and against any claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

(i)(A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, data, accountants' letter or other material provided in written or electronic form under Sections 6.04
(ii), 6.05, 6.06, 6.07, 10.02(b) or (e) by or on behalf of
the Servicer, or provided under Sections 6.04(ii), 6.05, 6.06, 6.07. 10.02(b) or (e) by or on behalf of any Subservicer or Subcontractor (collectively, the "Servicer Information"), or (B) the omission or alleged omission to state in the Servicer Information a material fact required to be stated in the Servicer Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Servicer Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Servicer Information or any portion thereof is presented together with or separately from such other information;

(ii) any breach by the Servicer of its obligations under Sections 6.04(ii), 6.05, 6.06, 6.07, 10.02(b) or (e), including particularly any failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification, accountants' letter or other material when and as required under Sections 6.04(ii), 6.05, 6.06, 6.07, 10.02(b)
or (e), including any failure by the Servicer to identify any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB; or

(iii) any breach by the Servicer of a representation or warranty set forth in Section 10.02(e)(iv)(A) or in a writing furnished pursuant to Section 10.02(e)(iv)(B)and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Servicer of a representation or warranty in a writing furnished pursuant to Section 10.02(e)
(iv)(B) to the extent made as of a date subsequent to such closing date; or

(iv) the negligence bad faith or willful misconduct of the Servicer in connection with its performance under Sections
6.04(ii), 6.05, 6.06, 6.07, 10.02(b) or (e).

If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Servicer agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Servicer on the other.

In the case of any failure of performance  described in sub-clause  (ii) of this
Section 10.02(f), the Servicer shall promptly reimburse the Owner, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Servicer, any Subservicer or any Subcontractor.

This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

(g) the Owner and each Person who controls the Owner (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) shall indemnify the Servicer, each affiliate of the Servicer, each Person who controls any of such parties or the Servicer (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) and the respective present and former directors, officers, employees and agents of each of the foregoing and of the Servicer, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

(i) (A) any untrue statement of a material fact contained or alleged to be contained in any offering materials related to a Securitization Transaction, including without limitation the registration statement, prospectus, prospectus supplement, any private placement memorandum, any freewriting prospectuses, any offering circular, any ABS informational and computational materials, and any amendments or supplements to the foregoing (collectively, the "Securitization Materials") or (B) the omission or alleged omission to state in the Securitization Materials a material fact required to be stated in the Securitization Materials or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but only to the extent that (a) such offering materials included Servicer Information and (b) such untrue statement or alleged untrue statement or omission or alleged omission is other than a statement or omission arising out of, resulting from, or based upon the Servicer Information.

If the indemnification provided for herein is unavailable or insufficient to hold harmless the Servicer, then the Owner shall contribute to the amount paid or payable by the Servicer as a result of any claims, losses, damages or liabilities incurred by the Servicer in such proportion as is appropriate to reflect the relative fault of the Owner on the one hand and the Servicer on the other.

This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

The Owner and the Servicer acknowledge and agree that the purpose of Sections 6.04(ii), 6.06, 6.07 and 10.02(e) is to facilitate compliance by the Owner and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission. Although Regulation AB is applicable by its terms only to offerings of asset-backed securities that are registered under the Securities Act, the Servicer acknowledges that investors in privately offered securities may require that the Owner, any Master Servicer or any Depositor provide comparable disclosure in unregistered offerings. References in this Agreement to compliance with Regulation AB include provision of comparable disclosure in private offerings.

Neither the Owner nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and, in each case, the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities
Act) and the Sarbanes-Oxley Act. The Servicer acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Owner, any Master Servicer or any Depositor in good faith for delivery of information under these provisions on the basis of established and evolving interpretations of Regulation AB. In connection with any Securitization Transaction, the Servicer shall cooperate fully with the Owner and any Master Servicer to deliver to the Owner (including any of its assignees or designees), any Master Servicer and any Depositor, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Owner, any Master Servicer or any Depositor to permit the Owner, such Master Servicer or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Servicer, any Subservicer and the Mortgage Loans, or the servicing of the Mortgage Loans, reasonably believed by the Owner, any Master Servicer or any Depositor to be necessary in order to effect such compliance.

The Owner (including any of its assignees or designees) shall cooperate with the Servicer by providing timely notice of requests for information under these provisions and by reasonably limiting such requests to information required, in the Owner's reasonable judgment, to comply with Regulation AB.

                                   ARTICLE XI
                            MISCELLANEOUS PROVISIONS

Section 11.01 Successor to the Servicer.

Prior to termination of the Servicer's responsibilities and duties under this Agreement pursuant to Sections 8.04, 9.01 or 10.01(ii), the Owner shall (i) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor having the characteristics set forth in Section 8.02 hereof and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement prior to the termination of the Servicer's responsibilities, duties and liabilities under this Agreement. In connection with such appointment and assumption, the Owner may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as the Owner and such successor shall agree. In the event that the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this section and shall in no event relieve the Servicer of the representations and warranties made pursuant to Article III and the remedies available to the Owner under Section 8.01, it being understood and agreed that the provisions of such Article III and Section 8.01 shall be applicable to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.

Any successor appointed as provided herein shall execute, acknowledge and deliver to the Servicer and to the Owner an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Servicer or this Agreement pursuant to Section 8.04, 9.01 or 10.01 shall not affect any claims that the Owner may have against the Servicer arising prior to any such termination or resignation.

The Servicer shall promptly deliver to the successor the funds in the Custodial Account and the Escrow Account and the Servicing Files and related documents and statements held by it hereunder and the Servicer shall account for all funds. The Servicer shall execute and deliver such instruments and do such other things all as may reasonably be required to more fully and definitely vest and confirm in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer. The successor shall make such arrangements as it may deem appropriate to reimburse the Servicer for unrecovered Servicing Advances which the successor retains hereunder and which would otherwise have been recovered by the Servicer pursuant to this Agreement but for the appointment of the successor servicer.

Upon a successor's acceptance of appointment as such, the Servicer shall notify the Owner of such appointment.

Section 11.02 Amendment.

This Agreement may be amended from time to time by the Servicer and the Owner by written agreement signed by the Servicer and the Owner.

Section 11.03 Recordation of Agreement.

To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Owner at the Owner's expense on direction of the Owner accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interest of the Owner or is necessary for the administration or servicing the Mortgage Loans.

Section 11.04 Governing Law.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS. THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 11.05 Notices.

Any demands, notices or other communications permitted or required hereunder shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telecopier and confirmed by a similar mailed writing, as follows: (i) if to the Servicer with respect to servicing and investor reporting issues:

Wells Fargo Bank, N.A.
1 Home Campus
Des Moines, IA 50328-0001
Attention: John B. Brown, MAC X2401-042
Fax: (515) 213-7071

with a copy to:

Wells Fargo Bank, N.A.
1 Home Campus
Des Moines, IA 50328-0001
Attention: General Counsel MAC X2401-06T
Fax: (515) 213-5192

(ii) if to the Owner:

1285 Avenue of the Americas
New York, New York 10019
Attention: _____
Telecopier No.: (212) 713-2080

or such other address as may hereafter be furnished to the other party by like notice. Any such demand, notice, or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the address (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

Section 11.06     Severability of Provisions.

Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

Section 11.07     Exhibits.

The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

Section 11.08     General Interpretive Principles.

For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(i) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

(ii) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

(iii) references herein to "Articles," "Sections," "Subsections," "Paragraphs," and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

(iv) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

(v) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

(vi) the term "include" or "including" shall mean without limitation by reason of enumeration.

Section 11.09 Reproduction of Documents.

This Agreement and all documents relating hereto, including, without limitation, (i) consents, waivers and modifications which may hereafter be executed, (ii) documents received by any party at the closing, and (iii) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

Section  11.10  Confidentiality  of Information.

Each party recognizes that, in connection with this Agreement, it may become privy to non-public information regarding the financial condition, operations and prospects of the other party. Except as required to be disclosed by law, each party agrees to keep all non-public information regarding the other party strictly confidential, and to use all such information solely in order to effectuate the purpose of this Agreement.

Section 11.11 Assignment by the Owner.

The Owner shall have the right, without the consent of the Servicer hereof, to assign, in whole or in part, its interest under this Agreement with respect to some or all of the Mortgage Loans, and designate any person to exercise any rights of the Owner hereunder, by executing an assignment and assumption agreement reasonably acceptable to the Servicer and the assignee or designee shall accede to the rights and obligations hereunder of the Owner with respect to such Mortgage Loans. In no event shall Owner sell a partial interest in any Mortgage Loan. All references to the Owner in this Agreement shall be deemed to include its assignees or designees.

Section 11.12   No Partnership.

Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor and not as agent for Owner.

Section 11.13 Execution; Successors and Assigns.

This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. Subject to Section 8.04, this Agreement shall inure to the benefit of and be binding upon the Servicer and the Owner and their respective successors and assigns.

Section 11.14 Entire Agreement.

Each of the Servicer and the Owner acknowledge that no representations, agreements or promises were made to it by the other party or any of its employees other than those representations, agreements or promises specifically contained herein. This Agreement sets forth the entire understanding between the parties hereto and shall be binding upon all successors of both parties.

Section 11.15 Third Party Beneficiary.

For purposes of Sections 4.14, 6.04, 6.06, 6.07 and 10.02 of this Agreement and any related provisions thereto, each Master Servicer shall be considered a third-party beneficiary of this Agreement, entitled to all the rights and benefits hereof as if it were a direct party to this Agreement.

IN WITNESS WHEREOF, the Servicer and the Owner have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date and year first above written.


WELLS FARGO BANK, N.A., as successor by merger to Wells Fargo Home Mortgage,
Inc.
Servicer

By: /s/ Laurie McGoogan
Name: Laurie McGoogan
Title: Vice President


UBS REAL ESTATE SECURITIES INC.
Owner

By: /s/ Eileen A. Lindblom
Name: Eileen A. Lindblom
Title: Executive Director


By: /s/ Christopher G. Schmidt
Name: Christopher G. Schmidt
Title: Associate Director

                                    EXHIBIT A

                                  TERMS LETTER

Reference is hereby made to (i) the Amended and Restated Servicing Agreement, dated as of November 1, 2005 (the "Servicing Agreement"), between UBS Real Estate Securities Inc. (the "Owner") and Wells Fargo Bank, N.A. (the "Servicer") and (ii) the Confirmation dated [__________] between the Owner and the Servicer.

The Servicer agrees to service the mortgage loans (the "Mortgage Loans") listed on the Mortgage Loan Schedule attached hereto as Schedule I pursuant to the Servicing Agreement as of the "Effective Date" of ______________.

The following is a summary of certain of the characteristics of the Mortgage Loans as of _______________ (the "Cut-off Date").

Number of Mortgage Loans:

Aggregate Original Principal
Balance of the Mortgage Loans:

Aggregate Unpaid Principal
Balance of the Mortgage Loans:

Weighted Average Mortgage
Interest Rate:

Weighted Average Servicing Fee Rate:

Weighted Average Excess Servicing
Fee Rate (if any):

Weighted Average Lender-Paid
Mortgage Insurance Rate (if any):

Weighted Average Mortgage Loan
Remittance Rate:

For ARM Loans Only:

Type of ARM Loan (e.g., 3/1, 5/1, etc.):

Index:

Weighted Average Margin:

Weighted Average Months
to Next Adjustment Date:

[Date]

WELLS FARGO BANK, N.A.

By:
Name:
Title:


UBS REAL ESTATE SECURITIES INC.

By:
Name:
Title:

By:
Name:
Title:

SCHEDULE I TO TERMS LETTER

MORTGAGE LOAN SCHEDULE

EXHIBIT B

CUSTODIAL ACCOUNT CERTIFICATION



                                                ______________________, 20__

Wells Fargo Bank, N.A. hereby certifies that it has established the account described below as a Custodial Account pursuant to Section 4.04 of the Servicing Agreement, dated as of November 1, 2005.

Title of Account: Wells Fargo Bank, N.A. in trust for the Owner and/or subsequent owners of Mortgage Loans, and various Mortgagors-P & I

Address of office or branch
at which Account is maintained:

-----------------------------------------------------

-----------------------------------------------------

-----------------------------------------------------

-----------------------------------------------------


WELLS FARGO BANK, N.A.
Servicer


By:_________________________________________________

Name:_______________________________________________

Title:______________________________________________

EXHIBIT C


ESCROW ACCOUNT CERTIFICATION



                                                           _________, 20___


Wells Fargo Bank, N.A. hereby certifies that it has established the account described below as an Escrow Account pursuant to Section 4.06 of the Servicing Agreement, dated as of November 1, 2005.

Title of Account: Wells Fargo Bank, N.A. in trust for the Owner and/or subsequent owners of Mortgage Loans, and various Mortgagors-T & I

Address of office or branch
at which account is maintained:

-----------------------------------------------------

-----------------------------------------------------

-----------------------------------------------------

-----------------------------------------------------


WELLS FARGO BANK, N.A.


By:_____________________________________________________

Name:___________________________________________________

Title:__________________________________________________

EXHIBIT D

REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT

To: [Custodian]

Re: The Amended and Restated Servicing Agreement, dated as of November 1, 2005, between UBS Real Estate Securities Inc. as the Owner and Wells Fargo Bank, N.A. as the Servicer (the "Agreement")

In connection with the administration of the Mortgage Loans held by you as the Custodian , we request the release, and acknowledge receipt, of the (Mortgage Loan Documents [specify documents]) for the Mortgage Loan described below, for the reason indicated.

Mortgagor's Name, Address & Zip Code:

Mortgage Loan Number:

Reason for Requesting Documents (check one)

         ___1. Mortgage Loan Paid in Full (the Servicer hereby certifies that all amounts received in connection therewith have been credited to the account of the Owner pursuant to the Agreement).

         ___2.    Mortgage Loan in Foreclosure.

         ___3. Repurchase pursuant to an applicable purchase agreement (the Servicer hereby certifies that all amounts received in connection therewith have been credited to the account of the Owner pursuant to the Agreement).

         ___4. Mortgage Loan liquidated by (the Servicer hereby certifies that all amounts received in connection therewith have been credited to the account of the Owner pursuant to the Agreement).

         ___5.    Other (Explain)

If box 1, 2 or 3 above is checked, and if all or part of the Mortgage Loan Documents were previously released to us, please release to us our previous Request and Receipt on file with you, as well as any additional documents in your possession relating to the specified Mortgage Loan.

If box 4 or 5 above is checked, upon our return of all of the above documents to you as the Custodian, please acknowledge your reception by signing in the space indicated below, and returning this form.

Capitalized terms used herein shall have the meaning ascribed to them in the Agreement.

WELLS FARGO BANK, N.A.
Servicer


By:____________________________

Name:__________________________

Title:_________________________

Acknowledgment of Documents returned to the Custodian:


________________________________________________
Custodian

By:_________________________

Name:_______________________

Title:______________________

Date:_______________________

EXHIBIT E

SERVICING CRITERIA TO BE ADDRESSED
IN ASSESSMENT OF COMPLIANCE


Reg AB Reference  Servicing Criteria                                            Applicable              Inapplicable
                                                                                Servicing Criteria      Servicing Criteria

                  General Servicing Considerations

1122(d)(1)(i)     Policies and procedures are instituted to monitor any                 X
                  performance or other triggers and events of default in
                  accordance with the transaction agreements.

1122(d)(1)(ii)    If any material servicing activities are outsourced to third          X
                  parties, policies and procedures are instituted to monitor the third party's performance and compliance with such
                  servicing activities.


1122(d)(1)(iii)   Any requirements in the transaction agreements to maintain a          X
                  back-up servicer for the mortgage loans are maintained.

1122(d)(1)(iv)    A fidelity bond and errors and omissions policy is in effect          X
                  on the party participating in the servicing function
                  throughout the reporting period in the amount of coverage
                  required by and otherwise in accordance with the terms of the transaction agreements.

                  Cash Collection and Administration

1122(d)(2)(i)     Payments on mortgage loans are deposited into the appropriate         X
                  custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such
                  other number of days specified in the transaction agreements.

                  Disbursements made via wire transfer on behalf of an obligor          X
                  or to an investor are made only by 1122(d)(2)(ii) authorized personnel.

                  Advances of funds or guarantees regarding collections, cash           X
                  flows or distributions, and any interest or other fees
                  charged for such advances, are made, reviewed and approved as specified in the 1122(d)(2)(iii) transaction agreements.

1122(d)(2)(iv)    The related accounts for the transaction, such as cash reserve        X
                  accounts or accounts established as a form of
                  overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the
                  transaction agreements.

                  Each custodial account is maintained at a federally insured           X
                  depository institution as set forth in the transaction
                  agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the 1122(d)(2)(v) requirements of Rule 13k-1(b)(1) of the
                  Securities Exchange Act.

1122(d)(2)(vi)    Unissued checks are safeguarded so as to prevent unauthorized         X
                  access.

1122(d)(2)(vii)   Reconciliations are prepared on a monthly basis for all               X
                  asset-backed securities related bank accounts, including
                  custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction
                  agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original
                  identification, or such other number of days specified in the transaction agreements.

                  Investor Remittances and Reporting

1122(d)(3)(i)     Reports to investors, including those to be filed with the            X
                  Commission, are maintained in accordance with the
                  transaction agreements and applicable Commission requirements.
                  Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction
                  agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C)
                  are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.

1122(d)(3)(ii)    Amounts due to investors are allocated and remitted in                X
                  accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.

1122(d)(3)(iii)   Disbursements made to an investor are posted within two               X
                  business days to the Servicer's investor records, or such
                  other number of days specified in the transaction agreements.

1122(d)(3)(iv)    Amounts remitted to investors per the investor reports agree          X
                  with cancelled checks, or other form of payment, or
                  custodial bank statements.

                  Pool Asset Administration

1122(d)(4)(i)     Collateral or security on mortgage loans is maintained as             X
                  required by the transaction agreements or related mortgage loan documents.

1122(d)(4)(ii)    Mortgage loan and related documents are safeguarded as                X
                  required by the transaction agreements

1122(d)(4)(iii)   Any additions, removals or substitutions to the asset pool are        X
                  made, reviewed and approved in accordance with any
                  conditions or requirements in the transaction agreements.

                  Payments on mortgage loans, including any payoffs, made in            X
                  accordance with the related mortgage loan documents are
                  posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in
                  accordance with the related mortgage loan 1122(d)(4)(iv)
                  documents.

1122(d)(4)(v)     The Servicer's records regarding the mortgage loans agree with        X
                  the Servicer's records with respect to an obligor's unpaid principal balance.

1122(d)(4)(vi)    Changes with respect to the terms or status of an obligor's           X
                  mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in
                  accordance with the transaction agreements and related pool asset documents.

1122(d)(4)(vii)   Loss mitigation or recovery actions (e.g., forbearance plans,         X
                  modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other
                  requirements established by the transaction agreements.

                  Records documenting collection efforts are maintained during          X
                  the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for
                  example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or 1122(d)(4)(viii) unemployment).

1122(d)(4)(ix)    Adjustments to interest rates or rates of return for mortgage         X
                  loans with variable rates are computed based on the related mortgage loan documents.

                  Regarding any funds held in trust for an obligor (such as             X
                  escrow accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the
                  transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related 1122(d)(4)(x) mortgage loans,or such other number of days specified in the transaction agreements.

                  Payments made on behalf of an obligor (such as tax or                 X
                  insurance payments) are made on or before the related
                  penalty or expiration dates, as indicated on the appropriate bills or notices for such payments,provided that such support has been received by the servicer at least 30 calendar days prior 1122(d)(4)(xi) to these dates, or such other number of days specified in the transaction agreements.

                  Any late payment penalties in connection with any payment to          X
                  be made on behalf of an obligor are paid from the Servicer's funds and not charged to the obligor, unless the late payment was due to the 1122(d)(4)(xii) obligor's error or omission.

1122(d)(4)(xiii)  Disbursements made on behalf of an obligor are posted within          X
                  two business days to the obligor's records maintained by the servicer, or such other number of days specified in the
                  transaction agreements.

1122(d)(4)(xiv)   Delinquencies, charge-offs and uncollectible accounts are             X
                  recognized and recorded in accordance with the transaction agreements.


1122(d)(4)(xv)    Any external enhancement or other support, identified in Item         X
                  1114(a)(1) through (3) or Item 1115 of Regulation AB, is        [if obligated
                  maintained as set forth in the transaction agreements.           under the
                                                                                   transaction
                                                                                   documents]


                                    EXHIBIT F

                         FORM OF SARBANES CERTIFICATION


Re: The [ ] agreement dated as of [ ], 200[ ] (the "Agreement"), among [IDENTIFY PARTIES]

I, ________________________________, the _______________________ of [Name of
Servicer], certify to [the Owner], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

    (1) I have reviewed the servicer compliance statement of the Servicer provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Servicer's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and
     Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Servicer during 200[ ] that were delivered by the Servicer to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the "Servicer Servicing Information");

    (2) Based on my knowledge, the Servicer Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Servicer Servicing Information;

    (3) Based on my knowledge, all of the Servicer Servicing Information required to be provided by the Servicer under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

    (4) I am responsible for reviewing the activities performed by the Servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Servicer has fulfilled its obligations under the Agreement in all material respects; and

    (5) The Compliance Statement required to be delivered by the Servicer pursuant to the Agreement, the Servicing Assessment and the Attestation Report required to be provided by the Servicer and by any Subservicer or Subcontractor pursuant to the Agreement have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.


Date:

By:_______________________________

Name:_____________________________

Title:____________________________



Exhibit 99.2

                                SERVICING AGREEMENT



         THIS SERVICING AGREEMENT (this "Agreement") dated as of April 30, 2007, among Wells Fargo Bank, N.A., (the "Servicer") and U.S. Bank National Association, not in its individual capacity but solely as trustee for the holders of the certificates issued by MASTR Adjustable Rate Mortgages Trust 2007-HF1 (including its successors in interest and any successor trustee under the Pooling Agreement defined below, the "Trustee").


         WHEREAS, pursuant to that certain Flow Servicing Rights Purchase and Sale Agreement, dated as of November 30, 2005, between the Servicer, as purchaser, and UBS Real Estate Securities Inc. (the "Owner"), as seller, the Owner has sold, and the Servicer has purchased, the servicing rights related to certain mortgage loans (the "Serviced Loans") listed on Attachment 1 hereto (the "Loan Schedule");


         WHEREAS, the servicing of the Serviced Loans will transfer to the Servicer on June 1, 2007, (the "Transfer Date");


         In consideration of mutual promises contained herein, the parties hereto agree that the Servicer shall service the Serviced Loans for the benefit of the Trustee pursuant to the provisions of that certain Amended and Restated Servicing Agreement, dated as of November 1, 2005, between the Owner and the Servicer (the "Servicing Agreement"), as modified in accordance with the terms of this Agreement. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Servicing Agreement.


Section 1.01 The Servicer warrants and represents to, and covenants with, the Trustee as of the date hereof:

(i) Attached hereto as Attachment 2 is a true and accurate copy of the Servicing Agreement, and the Servicing Agreement is in full force and effect as of the date hereof and its provisions have not been waived, further amended or modified in any respect, nor has any notice of termination been given thereunder;

(ii) The Servicer is a national banking association, validly existing and in good standing under the laws of the United States, and has all requisite power and authority to perform its obligations under the Servicing Agreement;

(iii) The Servicer has full power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of the Servicer's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Servicer's articles of association or by-laws or any legal restriction, or any material agreement or instrument to which the Servicer is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject. The execution, delivery and performance by the Servicer of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of the Servicer. This Agreement has been duly executed and delivered by the Servicer, and, upon the due authorization, execution and delivery by the Servicer and the Trustee, will constitute the valid and legally binding obligation of the Servicer, enforceable against the Servicer in accordance with its terms except as enforceability may be limited by the effect of insolvency, liquidation, conservatorship and other similar laws administered by the Federal Deposit Insurance Corporation affecting the enforcement of contract obligations of insured banks;

(iv) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Servicer in connection with the execution, delivery or performance by the Servicer of this Agreement, or the consummation by it of the transactions contemplated hereby; and

(v) There is no action, suit, proceeding or investigation pending or threatened against the Servicer, before any court, administrative agency or other tribunal, which would draw into question the validity of this Agreement or the Servicing Agreement, or which, either in any one instance or in the aggregate, would result in any material adverse change in the ability of the Servicer to perform its obligations under this Agreement or the Servicing Agreement. The Servicer is solvent.


         Section 2.01 The Servicer hereby recognizes that the Serviced Loans have been previously transferred to the Trustee in a securitization transaction pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2007 (the "Pooling Agreement"), among the Owner, Mortgage Asset Securitization Transactions, Inc., the Trustee and Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), trust administrator (the "Trust Administrator"), custodian (the "Custodian") and credit risk manager (the "Credit Risk Manager"). From and after the date hereof, the Servicer acknowledges and agrees that (A) the Trustee will be the owner of the Serviced Loans on behalf of MASTR Adjustable Rate Mortgages Trust 2007-HF1 (the "Trust"), and Wells Fargo Bank, N.A., will be the Master Servicer, Trust Administrator and Custodian of the Serviced Loans, (B) the Servicer shall look solely to the Trustee and the Trust Administrator, on behalf of the Trust, for performance of any obligations of the Owner insofar as they relate to the Serviced Loans, (C) the Serviced Loans will be part of a "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code (the "REMIC"), and the Servicer shall service the Serviced Loans and any real property acquired upon default thereof (including, without limitation, making or permitting any modification, waiver or amendment of any term of any Serviced Loan) in accordance with the Servicing Agreement but in no event in a manner that would (i) cause the REMIC to fail to qualify as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code, the tax on contributions to a REMIC set forth in Section 860G(d) of the Code, and the tax on "net income from foreclosure property" as set forth in Section 860G(c) of the Code) and (D) that certain Insurance and Indemnity Agreement dated as of April 27, 2007, has been entered into among Radian Insurance, Inc., as Insurer, UBS Real Estate Securities, Inc., as Underlying Seller, UBS Securities LLC, as Seller, the Depositor, as Depositor, the Trust, as Issuer, Wells Fargo Bank, N.A., as Indenture Trustee and as Master Servicer and U.S. Bank National Association, as Underlying Trustee. It is the intention of the Servicer and the Trustee that this Agreement shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto. The Servicer shall not amend or agree to further amend, modify, waive, or otherwise alter any of the terms or provisions of the Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Serviced Loans without the prior written consent of the Trustee.

         Section 3.01 Only insofar as it relates to the Serviced Loans, the parties hereto hereby amend the Servicing Agreement as follows:

(i) The following language is deleted from the first paragraph of Section 4.01:

                  ". . . in compliance with the servicing provisions for MBS pool mortgages, as set forth in the Fannie Mae Guide or the Freddie Mac Guide, which include, but are not limited to, provisions regarding the liquidation of Mortgage Loans, the collection of Mortgage Loan payments, the payment of taxes, insurance and other charges, the maintenance of hazard insurance with a Qualified Insurer, the maintenance of fidelity bond and errors and omissions insurance, inspections, the restoration of Mortgaged Property, the maintenance of Primary Mortgage Insurance Policies, insurance claims, and title insurance, management of REO Property, permitted withdrawals with respect to REO Property, liquidation reports, and reports of foreclosures and abandonments of Mortgaged Property, the transfer of Mortgaged Property, the release of Mortgage Loan Documents, annual statements, and examination of records and facilities. In the event of any conflict, inconsistency or discrepancy between any of the servicing provisions of this Agreement and any of the servicing provisions of the Fannie Mae or Freddie Mac Guide, the provisions of this Agreement shall control and be binding upon the Owner and the Servicer."

(ii) The following phrase is added immediately following the second sentence of the first paragraph of Section 4.04:


               "and such Custodial Account shall also be an Eligible Account."

(iii) The following definition is added to Article I of the Servicing Agreement immediately following the definition of "Business Day":


                  Certificateholder: Any holder of a certificate issued by the MASTR Adjustable Rate Mortgages Trust 2007-HF1 created pursuant to the Pooling Agreement.

(iv) The following definition is added to Article I of the Servicing Agreement immediately following the definition of "Effective Date":


                  Eligible Account: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee, the Trust Administrator and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a non-interest bearing segregated trust account or accounts maintained with (a) the trust department of a federal or state chartered depository institution or (b) a trust company, acting in its fiduciary capacity or (iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

(v) The following definition is added to Article I of the Servicing Agreement immediately following the definition of "Qualified Insurer":

                  Rating Agency: any rating agency that is rating any of the certificates issued by the MASTR Adjustable Rate Mortgages Trust 2007-HF1 created pursuant to the Pooling Agreement.

(vi) The definition of "Remittance Date" is hereby deleted in its entirety and replaced by the following:

                  Remittance Date: The 18th day (or if such 18th day is not a Business Day, the first Business Day immediately preceding) of any month, commencing in May 2007.

(vii) The following definitions are hereby added to Article I of the Servicing Agreement immediately following the definition of "Person":

                  Prepayment Charge: With respect to any Mortgage Loan and Remittance Date, the charges or premiums, due in connection with a full or partial prepayment of such Mortgage Loan during the immediately preceding Prepayment Period in accordance with the terms thereof.

                  Prepayment Period: With respect to each Remittance Date and any full or partial Principal Prepayments, the calendar month immediately preceding the month in which the related Remittance Date occurs.

(viii) Section 4.01 ("Servicer to Act as Servicer") is hereby amended by replacing the second paragraph of that section in its entirety with the following:

                  Notwithstanding the foregoing, the Servicer may waive, modify or vary any term of such Mortgage Loan (including modifications that would change the Mortgage Interest Rate, forgive the payment of principal or interest or extend the final maturity date of such Mortgage Loan, accept payment from the related Mortgagor of an amount less than the Stated Principal Balance in final satisfaction of such Mortgage Loan (such payment, a "Short Pay-off") or consent to the postponement of strict compliance with any such term or otherwise grant indulgence to any Mortgagor only if (i) the Mortgage Loan is in default or, in the judgment of the Servicer, such default is reasonably foreseeable and (ii) in the judgment of the Servicer, any such modification, waiver or amendment could reasonably be expected to result in collections and other recoveries in respect of such Mortgage Loans in excess of net Liquidation Proceeds that would be recovered upon the foreclosure of, or other realization upon, such Mortgage Loan, and provided further, that on or after the date on which the Credit Risk Manager makes available on its monthly report (the "CRM Report") that the aggregate number of outstanding Mortgage Loans which have been modified (excluding for this purpose any waivers of a Mortgage Loan pursuant to this sentence) exceeds 5% of the number of Mortgage Loans as of the Cut-off Date, any further modification of a Mortgage Loan pursuant to this Section 4.01 shall require the prior written consent of the NIMS Insurer. In the event of any such modification which permits the deferral of interest or principal payments on any Mortgage Loan, the Servicer shall, on the Business Day immediately preceding the related Remittance Date in any month in which any such principal or interest payment has been deferred, deposit in the Custodial Account from its own funds, in accordance with Section 4.04 and Section 5.03, the difference between (a) such month's principal and one month's interest at the related Mortgage Loan Remittance Rate on the unpaid principal balance of such Mortgage Loan and (b) the amount paid by the Mortgagor. The Servicer shall be entitled to reimbursement for such advances to the same extent as for all other advances pursuant to
         Section 4.05. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, to prepare, execute and deliver, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. Promptly after the execution of any modification of any Mortgage Loan pursuant to this Section 4.01, the Servicer shall forward to the Master Servicer, to the Credit Risk Manager and the NIMS Insurer, copies of any documents evidencing such modification. Such notification of modifications shall be delivered to the NIMS Insurer to the attention of Christopher G. Curran, Senior Vice President Capital Markets and marked "Urgent". The Servicer shall forward copies of such foregoing documentation in electronic format (or, upon request of either the Credit Risk Manager or the NIMS Insurer, in hard copy format). In connection with the delivery of copies of such documentation to the NIMS Insurer and the Credit Risk Manager, the Master Servicer shall have no obligation to verify, recompute, reconcile, recalculate or reformat any information or data provided therein prior to its delivery to the NIMS Insurer and the Credit Risk Manager and shall not have any liability to either the NIMS Insurer or the Credit Risk Manager for any errors or omissions with respect to such documentation. The Credit Risk Manager shall not have any liability to the NIMS Insurer for any errors or omissions with respect to such documentation or for the failure of the Master Servicer or Servicer to provide such information in a timely manner. Notwithstanding anything to the contrary contained in this Agreement, the Servicer shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan (including any Prepayment Charge due on any Mortgage Loan) that would cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code.

(ix) Section 4.03 ("Realization Upon Defaulted Mortgage Loans") is hereby amended by replacing that section in its entirety with the following:

                  The Servicer shall use its reasonable efforts, consistent with the procedures that the Servicer would use in servicing loans for its own account, to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 4.01. The Servicer shall use its reasonable efforts to realize upon defaulted Mortgage Loans in such manner as will maximize the receipt of principal and interest by the Owner, taking into account, among other things, the timing of foreclosure proceedings. The foregoing is subject to the provisions that, in any case in which Mortgaged Property shall have suffered damage, the Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its discretion (i) that such restoration will increase the proceeds of liquidation of the related Mortgage Loan to the Owner after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by the Servicer through Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property, as contemplated in Section 4.05. The Servicer shall notify the Master Servicer, and upon receipt of such notice, the Master Servicer shall notify the NIMS Insurer, in writing of the commencement of foreclosure proceedings. The Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings or functions as Servicing Advances; provided, however, that it shall be entitled to reimbursement therefor from the related Mortgaged Property or otherwise, as contemplated in Section 4.05.

                  Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Owner otherwise requests an environmental inspection or review of such Mortgaged Property, such an inspection or review is to be conducted by a qualified inspector. The cost for such inspection or review shall be borne by the Owner. Upon completion of the inspection or review, the Servicer shall promptly provide the Master Servicer with a written report of the environmental inspection, and upon receipt of such report the Master Servicer shall promptly provide it to the NIMS Insurer. After reviewing the environmental inspection report, the Servicer shall consult with the Owner and the NIMS Insurer in determining how to proceed with respect to the Mortgaged Property.

(x) Section 4.12 ("Fidelity Bond, Errors and Omissions Insurance") is hereby amended by replacing that section in its entirety with the following:

                  The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage with responsible companies on all officers, employees or other persons acting in any capacity with regard to the Mortgage Loans and who handle funds, money, documents and papers relating to the Mortgage Loans. The Fidelity Bond and errors and omissions insurance shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons. Such Fidelity Bond and errors and omissions insurance shall also protect and insure the Servicer against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 4.12 requiring the Fidelity Bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such Fidelity Bond and insurance policy shall be at least equal to the amounts acceptable to Fannie Mae or to Freddie. The Fidelity Bond and errors and omissions insurance policy shall be in such form and amount that would be consistent with coverage customarily maintained by servicers of mortgage loans similar to the Mortgage Loans. The Servicer shall, upon request of Owner or the NIMS Insurer, deliver to the Owner and the NIMS Insurer a certificate from the surety and the insurer as to the existence of the Fidelity Bond and errors and omissions insurance policy and shall obtain a statement from the surety and the insurer that such Fidelity Bond or insurance policy shall in no event be terminated or materially modified without thirty days prior written notice to the Owner. The Servicer shall notify the Owner within five Business Days of receipt of notice that such Fidelity Bond or insurance policy will be or has been materially modified or terminated.

(xi) Section 4.13 ("Title, Management and Disposition of REO Property") is hereby amended by replacing the second paragraph of that section in its entirety with the following:

                  The Servicer shall in accordance with prudent servicing practices notify the Master Servicer, and upon receipt of such notice the Master Servicer shall notify the NIMS Insurer, of each acquisition of REO Property upon such acquisition, and thereafter assume the responsibility for marketing such REO Property in accordance with Accepted Servicing Practices. Thereafter, the Servicer shall continue to provide certain administrative services to the Owner relating to such REO Property as set forth in this Section 4.13. The REO Property must be sold within three years following the end of the calendar year of the date of acquisition, unless a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held and (i) the Owner and the NIMS Insurer shall have been supplied with an Opinion of Counsel to the effect that the holding by the related trust of such Mortgaged Property subsequent to such three-year period (and specifying the period beyond such three-year period for which the Mortgaged Property may be held) will not result in the imposition of taxes on "prohibited transactions" of the related trust as defined in Section 860F of the Code, or cause the related REMIC to fail to qualify as a REMIC, in which case the related trust may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel), or (ii) the Owner (at the Servicer's expense) or the Servicer shall have applied for, prior to the expiration of such three-year period, an extension of such three-year period in the manner contemplated by Section 856(e)(3) of the Code, in which case the three-year period shall be extended by the applicable period. If a period longer than three years is permitted under the foregoing sentence and is necessary to sell any REO Property, the Servicer shall report monthly to the Master Servicer (and upon receipt of such reports, the Master Servicer shall promptly provide them to the NIMS Insurer) as to progress being made in selling such REO Property.

(xii) Section 4.13 ("Title, Management and Disposition of REO Property") is hereby amended by replacing the last paragraph of that section in its entirety with the following:

                  The Servicer shall cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at least monthly thereafter or more frequently as may be required by the circumstances. The Servicer shall make or cause the inspector to make a record of each such inspection. Such records shall be retained in the Servicing File and copies thereof shall be forwarded by the Servicer to the Master Servicer (and upon receipt thereof, the Master Servicer shall promptly forward such reports to the NIMS Insurer).

(xiii) Section 4.15 ("Subservicing Agreements Between the Servicer and Subservicers") is hereby amended by adding the following after the second paragraph:

                  The Servicer may enter into Subservicing Agreements (provided that such agreements would not result in a withdrawal or a downgrading by the Rating Agencies of the rating on any Class of Certificates) with Subservicers, for the servicing and administration of the Mortgage Loans; provided, however, that (i) the Servicer must provide the Master Servicer, who will provide the NIMS Insurer with 30 days prior written notice of the Servicer's intent to enter into the sub-servicing arrangement including the identity of the Sub-servicer, (ii) such sub-servicing arrangement and the terms of the related Sub-Servicing Agreement must provide for the servicing of Mortgage Loans in a manner consistent with the servicing arrangement contemplated hereunder and
         (iii) the Sub-Servicer shall have a servicer rating no less than RMS1/Strong/SQ1 by Fitch, S&P and Moody's, respectively, as of the Closing Date. In the event that such Sub-Servicer shall have a rating lower than the Servicer Rating, the Servicer shall seek the NIMS Insurer's consent to the appointment of such Sub-Servicer, which consent shall not be unreasonably withheld.

(xiv) Article IV of the Servicing Agreement is hereby amended by adding the following new section, Section 4.20 ("Waiver of Prepayment Penalties"):

                  Except as provided below, the Servicer or any designee of the Servicer shall not waive any Prepayment Charge with respect to any Mortgage Loan. If the Servicer or its designee fails to collect a Prepayment Charge at the time of the related prepayment of any Mortgage Loan subject to such Prepayment Charge, the Servicer shall pay to the Trust at such time (by deposit to the Custodial Account) an amount equal to the amount of the Prepayment Charge not collected. Notwithstanding the above, the Servicer or its designee may waive a Prepayment Charge only if (i) the related prepayment is not the result of a refinancing by the Servicer or its designee, (ii) such waiver relates to a defaulted Mortgage Loan or a reasonably foreseeable default, (iii) such waiver is standard and customary in servicing similar mortgage loans to the Mortgage Loans, and (iv) such waiver, in the reasonable judgment of the Servicer, would maximize recovery of total proceeds from the Mortgage Loan, taking into account the amount of such Prepayment Charge and the related Mortgage Loan.

(xv) The second paragraph of Section 5.01 ("Remittances") of the Servicing Agreement is hereby deleted in its entirety and replaced by the following:

                  With respect to any remittance received by the Owner after the Business Day on which such payment was due, the Servicer shall pay to the Owner interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus three (3) percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Servicer on the date such late payment is made and shall cover the period commencing with the Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.

(xvi) Section 5.02 ("Statements to the Owner") of the Servicing Agreement is hereby deleted in its entirety and replaced by the following:

                  On or before the tenth calendar day of each month (or if such day is not a Business Day, the immediately preceding Business Day), the Servicer shall furnish to the Master Servicer and the NIMS Insurer a delinquency report in the form set forth in Exhibit G-1, a monthly remittance advice in the form set forth in Exhibit G-2, and a realized loss report in the form set forth in Exhibit G-3, each in a mutually agreeable electronic format, as to the latest Due Period, together with such other information with respect to the Mortgage Loans as the Owner may reasonably require to allocate distributions made pursuant to this Agreement and to provide appropriate statements in connection therewith.

(xvii) The first paragraph of Section 6.01 ("Assignment Agreements") of the Servicing Agreement is hereby deleted in its entirety and replaced by the following:

                  The Servicer will, to the extent it has knowledge of any conveyance or prospective conveyance by any Mortgagor of a Mortgaged Property (whether by absolute conveyance or by contract of, sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under any "due-on-sale" clause to the extent permitted by law; provided, however, that the Servicer shall not exercise any such rights if prohibited by law or the terms of the Mortgage Note from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Primary Mortgage Insurance Policy, if any. If the Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, the Servicer, with the approval of the Master Servicer (which Master Servicer shall consult with and obtain the approval of the NIMS Insurer, such approval not to be unreasonably withheld), will enter into an assumption agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable State law, the Mortgagor remains liable thereon. Where an assumption is allowed pursuant to this Section 6.01, the Servicer, with the prior consent of the primary mortgage insurer, if any, is authorized to enter into a substitution of liability agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed pursuant to which the original mortgagor is released from liability and such Person is substituted as mortgagor and becomes liable under the related Mortgage Note. Any such substitution of liability agreement shall be in lieu of an assumption agreement.

(xviii) [Reserved].

(xix) Paragraph 2 of Section 6.02 is hereby deleted in its entirety and replaced by the following:

                  In the event the Servicer satisfies or releases a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage (other than as a result of a modification of the Mortgage pursuant to this Agreement or a liquidation of the Mortgaged Property pursuant to this Agreement) or should it otherwise prejudice any right the Owner may have under the mortgage instruments, the Servicer shall remit to the Owner the then outstanding principal balance of the related Mortgage Loan by deposit thereof in the Custodial Account. The Servicer shall maintain the Fidelity Bond insuring the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

(xx) Section 6.04(i) to the Servicing Agreement is hereby deleted in its entirety.

(xxi) Section 6.04(ii) to the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

                  On or before March 1 of each calendar year, commencing in 2007, the Servicer shall deliver to the Master Servicer (and upon receipt thereof, the Master Servicer shall promptly forward a copy to the NIMS Insurer), a statement of compliance addressed to the Master Servicer and signed by an authorized officer of the Servicer, to the effect that (a) a review of the Servicer's activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer's supervision, and (b) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

(xxii) [Reserved].

(xxiii) Section 6.05 to the Servicing Agreement is hereby deleted in its entirety and replaced with "Reserved".

(xxiv) Section 6.06(a)(i) to the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

                  deliver to the Master Servicer (and upon receipt thereof, the Master Servicer shall promptly forward a copy to the NIMS Insurer) a report (in form and substance reasonably satisfactory to the Owner, such Master Servicer and such Depositor) regarding the Servicer's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed Master Servicer and signed by an authorized officer of the Servicer and shall address each of the "Applicable Servicing Criteria" specified on Exhibit E hereto;

(xxv) Section 6.06(c) to the Servicing Agreement is hereby deleted in its entirety.

(xxvi) The words "the Owner, any Master Servicer and any Depositor" and "the Owner, such Master Servicer and such Depositor" in Section 6.06 of the Servicing Agreement are replaced by the words "the Master Servicer".

(xxvii) Section 6.07(i) to the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

                  Any failure by the Servicer, any Subservicer, or any Subcontractor to deliver any information, report, certification, accountants' letter or other material when and as required under
         Section 6.04, Section 6.05, Section 6.06 or Section 10.02, or any breach by the Servicer of a representation or warranty set forth in
         Section 10.02(e)(ii)(A), or in a writing furnished pursuant to Section 10.02(e)(ii)(B) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Servicer of a representation or warranty in a writing furnished pursuant to Section 10.02(e)(ii)(B) to the extent made as of a date subsequent to such closing date, shall, except as provided in sub-clause (ii) of this Section, immediately and automatically, without notice or grace period, constitute an Event of Default with respect to the Servicer under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Owner or any Depositor, as applicable, (with the prior written consent of the NIMS Insurer) in its sole discretion to terminate the rights and obligations of the Servicer as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement or any applicable Reconstitution Agreement to the contrary) of any compensation to the Servicer and if the Servicer is servicing any of the Mortgage Loans in a Securitization Transaction, appoint a successor servicer reasonably acceptable to any Master Servicer of such Securitization Transaction; provided that to the extent than any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Servicer as servicer, such provision shall be given effect.

(xxviii) Section 6.08 to the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

                  The Owner and the NIMS Insurer shall have the right to examine and audit, at its expense, upon reasonable notice to the Servicer, during business hours or at such other times as might be reasonable under applicable circumstances, any and all of the books, records, documentation or other information of the Servicer, or held by another for the Servicer or on its behalf or otherwise, which relate to the performance or observance by the Servicer of the terms, covenants or conditions of this Agreement.

                  The Servicer shall provide to the Owner and the NIMS Insurer access to any documentation regarding the Mortgage Loans in the possession of the Servicer which may be required by any supervisory agents or examiners representing a State or Federal governmental agency having jurisdiction over the Owner or the NIMS Insurer, including but not limited to the OTS, FDIC and other similar entities and by any applicable regulations. Such access shall be afforded without charge, upon reasonable request, during normal business hours and at the offices of the Servicer, and in accordance with the applicable Federal government agency, FDIC, OTS, or any other similar regulations.

(xxix) Section 7.01 to the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

                  The Servicer shall furnish to the Owner and the NIMS Insurer upon request, during the term of this Agreement, such periodic, special or other reports or information, whether or not provided for herein, as shall be necessary, reasonable or appropriate with respect to the purposes of this Agreement. The Servicer may negotiate with the Owner and the NIMS Insurer for a reasonable fee for providing such report or information, unless the Servicer is required to supply such report or information pursuant to any other section of this Agreement. All such reports or information shall be provided by and in accordance with all reasonable instructions and directions given by the Owner and the NIMS Insurer. The Servicer agrees to execute and deliver all such instruments and take all such action as the Owner and the NIMS Insurer, from time to time, may reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

(xxx) Section 8.01 to the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

                  The Servicer agrees to indemnify the Owner and the NIMS Insurer and hold it harmless from and against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Owner or the NIMS Insurer may sustain in any way related to the failure of the Servicer to perform in any way its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement and for breach of any representation or warranty of the Servicer contained herein. The Servicer shall immediately notify the Owner and the NIMS Insurer if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the consent of the Owner and the NIMS Insurer and with counsel reasonably satisfactory to the Owner and the NIMS Insurer) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Owner or the NIMS Insurer in respect of such claim but failure to so notify the Owner or the NIMS Insurer shall not limit its obligations hereunder. The Servicer agrees that it will not enter into any settlement of any such claim without the consent of the Owner or the NIMS Insurer unless such settlement includes an unconditional release of the Owner from all liability that is the subject matter of such claim. The provisions of this Section 8.01 shall survive termination of this Agreement. In no event will either Owner or Servicer be liable to the other party to this Agreement for incidental or consequential damages, including, without limitation, loss of profit or loss of business or business opportunity, regardless of the form of action whether in contract, tort or otherwise.

(xxxi) Section 8.04 to the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

                  The Servicer shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer and the Owner with the prior written consent of the NIMS Insurer or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner and the NIMS Insurer which Opinion of Counsel shall be in form and substance acceptable to the Owner. No such resignation shall become effective until a successor shall have assumed the Servicer's responsibilities and obligations hereunder in the manner provided in
         Section 11.01.

(xxxii) Section 8.05 to the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

                  With respect to the retention of the Servicer to service the Mortgage Loans hereunder, the Servicer acknowledges that the Owner has acted in reliance upon the Servicer's independent status, the adequacy of its servicing facilities, plan, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof. Without in any way limiting the generality of this section, the Servicer shall not either assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion thereof, or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written approval of the Owner and the NIMS Insurer, which approval shall not be unreasonably withheld.

(xxxiii) Section 9.01(ii) to the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

                  any failure on the part of the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement, the breach of which has a material adverse effect and which continues unremedied for a period of forty-five (45) days (except that such number of days shall be fifteen in the case of a failure to pay any premium for any insurance policy required to be maintained under this Agreement and such failure shall be deemed to have a material adverse effect) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner or the NIMS Insurer; or

(xxxiv) Section 9.01(vii) to the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

                  the Servicer attempts to assign its right to servicing compensation hereunder or the Servicer attempts, without the consent of the Owner and the NIMS Insurer, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof except as otherwise permitted herein.

(xxxv) The last paragraph of Section 9.01 to the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

                  then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Owner, by notice in writing to the Servicer may (with the prior written consent of the NIMS Insurer), in addition to whatever rights the Owner may have under
         Section 8.01 and at law or equity to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Servicer for the same. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to
         Section 11.01. Upon written request from the Owner, the Servicer shall prepare, execute and deliver, any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Servicer's sole expense. The Servicer agrees to cooperate with the Owner and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans or any REO Property.

(xxxvi) Section 9.02 to the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

                  The Owner (with the prior written consent of the NIMS Insurer) may waive only by written notice any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived in writing.

(xxxvii) Section 10.01 to the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

                  The respective obligations and responsibilities of the Servicer shall terminate upon: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all REO Property and the remittance of all funds due hereunder; or (ii) by mutual consent of the Servicer and the Owner (with the prior written consent of the NIMS Insurer) in writing; or (iii) termination by the Owner (with the prior written consent of the NIMS Insurer) pursuant to Section 9.01. Simultaneously with any such termination and the transfer of servicing hereunder, the Servicer shall be entitled to be reimbursed for any outstanding Servicing Advances and Monthly Advances.

(xxxviii) The first two paragraphs of Section 11.01 to the Servicing Agreement are hereby deleted in its entirety and replaced with the following:

                  Prior to termination of the Servicer's responsibilities and duties under this Agreement pursuant to Sections 8.04, 9.01 or 10.01(ii), the Owner shall (i) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) (with the prior written consent of the NIMS Insurer) appoint a successor having the characteristics set forth in Section
         8.02 hereof and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement prior to the termination of the Servicer's responsibilities, duties and liabilities under this Agreement. In connection with such appointment and assumption, the Owner may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as the Owner and such successor shall agree (with the prior written consent of the NIMS Insurer). In the event that the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor acceptable to the NIMS Insurer shall be appointed pursuant to this section and shall in no event relieve the Servicer of the representations and warranties made pursuant to Article III and the remedies available to the Owner under Section 8.01, it being understood and agreed that the provisions of such Article III and Section 8.01 shall be applicable to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.

                           Any successor appointed as provided herein shall execute, acknowledge and deliver to the Servicer and to the Owner and the NIMS Insurer an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Servicer or this Agreement pursuant to Section 8.04, 9.01 or 10.01 shall not affect any claims that the Owner may have against the Servicer arising prior to any such termination or resignation.

(xxxix) Section 11.02 to the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

                  This Agreement may be amended from time to time by the Servicer and the Owner, with the prior written consent of the NIMS Insurer, by written agreement signed by the Servicer and the Owner, with the prior written consent of the NIMS Insurer.

(xl) Section 11.11 to the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

                  The Owner shall have the right, without the consent of the Servicer hereof, but with the prior written consent of the NIMS Insurer, to assign, in whole or in part, its interest under this Agreement with respect to some or all of the Mortgage Loans, and designate any person to exercise any rights of the Owner hereunder, by executing an assignment and assumption agreement reasonably acceptable to the Servicer and the assignee or designee shall accede to the rights and obligations hereunder of the Owner with respect to such Mortgage Loans. In no event shall Owner sell a partial interest in any Mortgage Loan. All references to the Owner in this Agreement shall be deemed to include its assignees or designees.

(xli) Section 11.15 to the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

                  Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Trust Fund, Master Servicer, Depositor, NIMS Insurer (so long as the Notes issued by the NIM are outstanding) and the Trustee receive the benefits of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions. The Servicer shall have the same obligations to the Trust Fund, Master Servicer, Depositor, Trustee and NIMS Insurer as if they were parties to this Agreement, and the Trust Fund, Master Servicer, Depositor, Trustee and NIMS Insurer shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement. The Servicer shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Trust Fund, Master Servicer, Depositor, Trustee and NIMS Insurer hereunder (other than the right to indemnification) shall terminate upon termination of the Trust Agreement and of the Trust Fund pursuant to the Trust Agreement.

(xlii) Exhibits G-1, G-2 and G-3 to the Servicing Agreement are hereby added immediately following Exhibit F, substantially in the form of Attachment 3 to this Agreement, or the same information in such other form as the Company and the Master Servicer shall mutually agree.

(xliii) Exhibit E to the Servicing Agreement is hereby deleted in its entirety and replaced by a new Exhibit E, substantially in the form of Attachment 4 to this Agreement.


         Section 4.01               [Reserved].

         Section 5.01 All demands, notices and communications related to the Serviced Loans, the Servicing Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if sent by facsimile or personally delivered or mailed by registered mail, postage prepaid, as follows:

                        In the case of the Servicer,

                        Wells Fargo Bank, N.A.
                        1 Home Campus
                        Des Moines, Iowa  50328-001
                        Attention:  John B. Brown, MAC X2302-033
                        Facsimile:  (515) 324-3118

                        With a copy to,

                        Wells Fargo Bank, N.A.
                        1 Home Campus
                        Des Moines, Iowa 50328-0001
                        Attention:  General Counsel MAC X2401-06T
                        Facsimile: (515) 213-5192


                        In the case of the Trustee,

                        U.S. Bank National Association
                        EP-MN-WS3D
                        60 Livingston Avenue
                        St. Paul, Minnesota 55107
                        Attention: Structured Finance/MARM 2007-HF1

                        In the case of the NIMS Insurer,

                        Radian Insurance, Inc.
                        1601 Market Street
                        Philadelphia, Pennsylvania 19103
                        Attention: MASTR Alternative Loan NIM 2007-HF1 NIM Notes
                        Telephone: (800) 523-1988
                        Facsimile: (215) 563-3513



         Section 5.02 Distributions shall be made by wire transfer of immediately available funds to Wells Fargo Bank, N.A., ABA #121-000-248, for credit to SAS Clearing; Account: 3970771416, for further credit to account #53139200. Applicable statements should be mailed to Wells Fargo Bank, N.A., 9062 Old Annapolis Road, Columbia, Maryland. 21045-1951, Attn: Client Manager, MARM 2007-HF1.

         Section 5.03 Each party will pay any commissions it has incurred and the reasonable fees of its attorneys in connection with the negotiations for, documenting of and closing of the transactions contemplated by this Agreement.

         Section 5.04 NIMS Insurer. As of the date hereof, Radian Insurance, Inc. has been selected as the "NIMS Insurer".

         Section 5.05 This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         Section 5.06 No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced, with prior consent of the Trustee and the NIMS Insurer.

         Section 5.07 This Agreement shall inure to the benefit of (i) the successors and assigns of the parties hereto, (ii) the Master Servicer and (iii) the NIMS Insurer. Any entity into which the Servicer or the Trustee may be merged or consolidated, to the extent permitted hereunder and under the Servicing Agreement and the Pooling Agreement, shall, without the requirement for any further writing, be deemed Servicer or Trustee, respectively, hereunder.

         Section 5.08 This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

         Section 5.09 In the event that any provision of this Agreement conflicts with any provision of the Servicing Agreement with respect to the Serviced Loans, the terms of this Agreement shall control.

         Section 5.10 It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by U.S. Bank National Association not individually or personally but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it under the terms of the Pooling Agreement, (ii) each of the representations, undertakings and agreements herein made on the part of the Trustee is made and intended not as personal representations, undertakings and agreements by U.S. Bank National Association but is made and intended for the purpose of binding only the Trust, and (iii) under no circumstances shall U.S. Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trustee on behalf of the Trust under this Agreement or any other related documents, as to all of which recourse shall be had solely to the assets of the Trust in accordance with the Pooling Agreement.



                            [SIGNATURE PAGE FOLLOWS]


(page)


                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.




WELLS FARGO BANK, N.A.
as Servicer

By: /s/ Ruth Kolvski
Name: Ruth Kolvski
Title: Vice President


U.S. BANK NATIONAL ASSOCIATION
not in its individual capacity but solely as Trustee with respect to MASTR Adjustable Rate Mortgages Trust 2007-HF1

By: /s/ Shannon M. Rantz
Name: Shannon M. Rantz
Title: Vice President


Acknowledged and accepted:


WELLS FARGO BANK, N.A.,
as Master Servicer with respect to
MASTR Adjustable Rate Mortgages Trust 2007-HF1

By: /s/ John Lingenfelter
Name:  John Lingenfelter
Title: Vice President

(page)


                                  ATTACHMENT 1

                                  LOAN SCHEDULE

                 As delivered to the Trustee on the Closing Date



(page)



                                  ATTACHMENT 2

                               SERVICING AGREEMENT

                           On File at McKee Nelson LLP



(page)


                                  ATTACHMENT 3

                      EXHIBIT G TO THE SERVICING AGREEMENT


Exhibit G-1: Standard File Layout - Delinquency Reporting

*The column/header names in bold are the minimum fields Wells Fargo must receive from every Servicer

Column/Header Name                                         Description            Decimal               Format
                                                                                                        Comment
---------------------------------- -------------------------------------------------------------- -------------------
SERVICER_LOAN_NBR                  A unique number assigned to a loan by the
                                   Servicer.  This may be different than the
                                   LOAN_NBR
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
LOAN_NBR                           A unique identifier assigned to each loan by
                                   the originator.
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
CLIENT_NBR                         Servicer Client Number
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
SERV_INVESTOR_NBR                  Contains a unique number as assigned by an
                                   external servicer to identify a group of
                                   loans in their system.
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
BORROWER_FIRST_NAME                First Name of the Borrower.
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
BORROWER_LAST_NAME                 Last name of the borrower.
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
PROP_ADDRESS                       Street Name and Number of Property
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
PROP_STATE                         The state where the  property located.
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
PROP_ZIP                           Zip code where the property is located.
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
BORR_NEXT_PAY_DUE_DATE             The date that the borrower's next payment is
                                   due to the servicer at the end                                 MM/DD/YYYY
                                   of processing cycle, as reported by Servicer.
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
LOAN_TYPE                          Loan Type (i.e. FHA, VA, Conv)
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
BANKRUPTCY_FILED_DATE              The date a particular bankruptcy claim was                     MM/DD/YYYY
                                   filed.
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
BANKRUPTCY_CHAPTER_CODE            The chapter under which the bankruptcy was
                                   filed.
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
BANKRUPTCY_CASE_NBR                The case number assigned by the court to the
                                   bankruptcy filing.
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
POST_PETITION_DUE_DATE             The payment due date once the bankruptcy has                   MM/DD/YYYY
                                   been approved by the courts
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
BANKRUPTCY_DCHRG_DISM_DATE         The Date The Loan Is Removed From Bankruptcy.                  MM/DD/YYYY
                                   Either by Dismissal, Discharged and/or a
                                   Motion For Relief Was Granted.
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
LOSS_MIT_APPR_DATE                 The Date The Loss Mitigation Was Approved By                   MM/DD/YYYY
                                   The Servicer
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
LOSS_MIT_TYPE                      The Type Of Loss Mitigation Approved For A
                                   Loan Such As;
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
LOSS_MIT_EST_COMP_DATE             The Date The Loss Mitigation /Plan Is                          MM/DD/YYYY
                                   Scheduled To End/Close
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
LOSS_MIT_ACT_COMP_DATE             The Date The Loss Mitigation Is Actually                       MM/DD/YYYY
                                   Completed
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
FRCLSR_APPROVED_DATE               The date DA Admin sends a letter to the                        MM/DD/YYYY
                                   servicer with instructions to  begin
                                   foreclosure proceedings.
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
ATTORNEY_REFERRAL_DATE             Date File Was Referred To Attorney to Pursue                   MM/DD/YYYY
                                   Foreclosure
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
FIRST_LEGAL_DATE                   Notice of 1st legal filed by an Attorney in a                  MM/DD/YYYY
                                   Foreclosure Action
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
FRCLSR_SALE_EXPECTED_DATE          The date by which a foreclosure sale is                        MM/DD/YYYY
                                   expected to occur.
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
FRCLSR_SALE_DATE                   The actual date of the foreclosure sale.                       MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
FRCLSR_SALE_AMT                    The amount a property sold for at the               2          No commas(,) or
                                   foreclosure sale.                                              dollar signs ($)
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
EVICTION_START_DATE                The date the servicer initiates eviction of                    MM/DD/YYYY
                                   the borrower.
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
EVICTION_COMPLETED_DATE            The date the court revokes legal possession                    MM/DD/YYYY
                                   of the property from the borrower.
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
LIST_PRICE                         The price at which an REO property is               2          No commas(,) or
                                   marketed.                                                      dollar signs ($)
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
LIST_DATE                          The date an REO property is listed at a                        MM/DD/YYYY
                                   particular price.
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
OFFER_AMT                          The dollar value of an offer for an REO             2          No commas(,) or
                                   property.                                                      dollar signs ($)
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
OFFER_DATE_TIME                    The date an offer is received by DA Admin or                   MM/DD/YYYY
                                   by the Servicer.
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
REO_CLOSING_DATE                   The date the REO sale of the property is                       MM/DD/YYYY
                                   scheduled to close.
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
REO_ACTUAL_CLOSING_DATE            Actual Date Of REO Sale                                        MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
OCCUPANT_CODE                      Classification of how the property is
                                   occupied.
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
PROP_CONDITION_CODE                A code that indicates the condition of the
                                   property.
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
PROP_INSPECTION_DATE               The date a  property inspection is performed.                  MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
APPRAISAL_DATE                     The date the appraisal was done.                               MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
CURR_PROP_VAL                      The current "as is" value of the property           2
                                   based on brokers priceopinion or appraisal.
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
REPAIRED_PROP_VAL                  The amount the property would be worth if
                                   repairs are completed 2 pursuant to a
                                   broker's price opinion or appraisal.
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
If applicable:
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
DELINQ_STATUS_CODE                 FNMA Code Describing Status of Loan
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
DELINQ_REASON_CODE                 The circumstances which caused a borrower to
                                   stop paying on a loan. Code indicates the
                                   reason why the loan is in default for this
                                   cycle.
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
MI_CLAIM_FILED_DATE                Date Mortgage Insurance Claim Was Filed With                   MM/DD/YYYY
                                   Mortgage Insurance Company.
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
MI_CLAIM_AMT                       Amount of Mortgage Insurance Claim Filed                       No commas(,) or
                                                                                                  dollar signs ($)
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
MI_CLAIM_PAID_DATE                 Date Mortgage Insurance Company Disbursed                      MM/DD/YYYY
                                   Claim Payment
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
MI_CLAIM_AMT_PAID                  Amount Mortgage Insurance Company Paid On           2          No commas(,) or
                                   Claim                                                          dollar signs ($)
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
POOL_CLAIM_FILED_DATE              Date Claim Was Filed With Pool Insurance                       MM/DD/YYYY
                                   Company
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
POOL_CLAIM_AMT                     Amount of Claim Filed With Pool Insurance           2          No commas(,) or
                                   Company                                                        dollar signs ($)
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
POOL_CLAIM_PAID_DATE               Date Claim Was Settled and The Check Was                       MM/DD/YYYY
                                   Issued By The Pool Insurer
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
POOL_CLAIM_AMT_PAID                Amount Paid On Claim By Pool Insurance              2          No commas(,) or
                                   Company                                                        dollar signs ($)
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
FHA_PART_A_CLAIM_FILED_DATE         Date FHA Part A Claim Was Filed With HUD                      MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
FHA_PART_A_CLAIM_AMT                Amount of FHA Part A Claim Filed                   2          No commas(,) or
                                                                                                  dollar signs ($)
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
FHA_PART_A_CLAIM_PAID_DATE          Date HUD Disbursed Part A Claim Payment                       MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
FHA_PART_A_CLAIM_PAID_AMT           Amount HUD Paid on Part A Claim                    2          No commas(,) or
                                                                                                  dollar signs ($)
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
FHA_PART_B_CLAIM_FILED_DATE         Date FHA Part B Claim Was Filed With HUD                      MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
FHA_PART_B_CLAIM_AMT                Amount of FHA Part B Claim Filed                   2          No commas(,) or
                                                                                                  dollar signs ($)
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
FHA_PART_B_CLAIM_PAID_DATE          Date HUD Disbursed Part B Claim Payment                       MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
FHA_PART_B_CLAIM_PAID_AMT           Amount HUD Paid on Part B Claim                    2          No commas(,) or
                                                                                                  dollar signs ($)
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
VA_CLAIM_FILED_DATE                 Date VA Claim Was Filed With the Veterans                     MM/DD/YYYY
                                    Admin
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
VA_CLAIM_PAID_DATE                  Date Veterans Admin. Disbursed VA Claim                       MM/DD/YYYY
                                    Payment
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
VA_CLAIM_PAID_AMT                   Amount Veterans Admin. Paid on VA Claim            2          No commas(,) or
                                                                                                  dollar signs ($)
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
MOTION_FOR_RELIEF_DATE             The date the Motion for Relief was filed                   10  MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
FRCLSR_BID_AMT                     The foreclosure sale bid amount                            11  No commas(,) or
                                                                                                  dollar signs ($)
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
FRCLSR_SALE_TYPE                   The foreclosure sales results: REO, Third
                                   Party, Conveyance to HUD/VA
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
REO_PROCEEDS                       The net proceeds from the sale of the REO                      No commas(,) or
                                   property.                                                      dollar signs ($)
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
BPO_DATE                           The date the BPO was done.
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
CURRENT_FICO                       The current FICO score
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
HAZARD_CLAIM_FILED_DATE            The date the Hazard Claim was filed with the               10  MM/DD/YYYY
                                   Hazard Insurance Company.
---------------------------------- -------------------------------------------------------------- -------------------
----------------------------------
HAZARD_CLAIM_AMT                   The amount of the Hazard Insurance Claim                   11  No commas(,) or
                                   filed.                                                         dollar signs ($)
---------------------------------- -------------------------------------------------------------- -------------------
----------------------------------
HAZARD_CLAIM_PAID_DATE             The date the Hazard Insurance Company                      10  MM/DD/YYYY
                                   disbursed the claim payment.
---------------------------------- -------------------------------------------------------------- -------------------
----------------------------------
HAZARD_CLAIM_PAID_AMT              The amount the Hazard Insurance Company paid               11  No commas(,) or
                                   on the claim.                                                  dollar signs ($)
---------------------------------- -------------------------------------------------------------- -------------------
----------------------------------
ACTION_CODE                        Indicates loan status                                          Number
---------------------------------- -------------------------------------------------------------- -------------------
----------------------------------
NOD_DATE                            Notice of Default date                                        MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- -------------------
----------------------------------
NOI_DATE                            Notice of Intention to F/C date                               MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- -------------------
----------------------------------
ACTUAL_PAYMENT_PLAN_START_DATE      Date the loss mitigation payment plan starts                  MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- -------------------
----------------------------------
ACTUAL_PAYMENT_ PLAN_END_DATE       Date the loss mitigation payment plan is                      MM/DD/YYYY
                                    scheduled to end
---------------------------------- -------------------------------------------------------------- -------------------
----------------------------------
ACTUAL_REO_START_DATE               Date the loan moved into REO status                           MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- -------------------
----------------------------------
REO_SALES_PRICE                     The price the property sold for in REO                        Number
---------------------------------- -------------------------------------------------------------- -------------------
----------------------------------
REALIZED_LOSS/GAIN                  As defined in the Servicing Agreement                          Number
---------------------------------- -------------------------------------------------------------- -------------------


Exhibit G-1: Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:
    -------------
o        ASUM-   Approved Assumption
o        BAP-    Borrower Assistance Program
o        CO-     Charge Off
o        DIL-    Deed-in-Lieu
o        FFA-    Formal Forbearance Agreement
o        MOD-    Loan Modification
o        PRE-    Pre-Sale
o        SS-     Short Sale
o        MISC-   Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:
o        Mortgagor
o        Tenant
o        Unknown
o        Vacant

The Property Condition field should show the last reported condition of the property as follows:
o        Damaged
o        Excellent
o        Fair
o        Gone
o        Good
o        Poor
o        Special Hazard
o        Unknown





Exhibit G-1: Standard File Codes - Delinquency Reporting, Continued

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

--------------------------------------- ----------------------------------------------------------------------------
Delinquency Code                        Delinquency Description
--------------------------------------- ----------------------------------------------------------------------------
001                                     FNMA-Death of principal mortgagor
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
002                                     FNMA-Illness of principal mortgagor
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
003                                     FNMA-Illness of mortgagor's family member
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
004                                     FNMA-Death of mortgagor's family member
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
005                                     FNMA-Marital difficulties
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
006                                     FNMA-Curtailment of income
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
007                                     FNMA-Excessive Obligation
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
008                                     FNMA-Abandonment of property
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
009                                     FNMA-Distant employee transfer
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
011                                     FNMA-Property problem
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
012                                     FNMA-Inability to sell property
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
013                                     FNMA-Inability to rent property
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
014                                     FNMA-Military Service
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
015                                     FNMA-Other
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
016                                     FNMA-Unemployment
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
017                                     FNMA-Business failure
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
019                                     FNMA-Casualty loss
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
022                                     FNMA-Energy environment costs
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
023                                     FNMA-Servicing problems
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
026                                     FNMA-Payment adjustment
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
027                                     FNMA-Payment dispute
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
029                                     FNMA-Transfer of ownership pending
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
030                                     FNMA-Fraud
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
031                                     FNMA-Unable to contact borrower
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
INC                                     FNMA-Incarceration
--------------------------------------- ----------------------------------------------------------------------------






Exhibit G-1: Standard File Codes - Delinquency Reporting, Continued

The FNMA Delinquent Status Code field should show the Status of Default as follows:

---------------------------- --------------------------------------------------------------------------
  Status Code                Status Description
---------------------------- --------------------------------------------------------------------------
       09                    Forbearance
---------------------------- --------------------------------------------------------------------------
---------------------------- --------------------------------------------------------------------------
       17                    Pre-foreclosure Sale Closing Plan Accepted
---------------------------- --------------------------------------------------------------------------
---------------------------- --------------------------------------------------------------------------
       24                    Government Seizure
---------------------------- --------------------------------------------------------------------------
---------------------------- --------------------------------------------------------------------------
       26                    Refinance
---------------------------- --------------------------------------------------------------------------
---------------------------- --------------------------------------------------------------------------
       27                    Assumption
---------------------------- --------------------------------------------------------------------------
---------------------------- --------------------------------------------------------------------------
       28                    Modification
---------------------------- --------------------------------------------------------------------------
---------------------------- --------------------------------------------------------------------------
       29                    Charge-Off
---------------------------- --------------------------------------------------------------------------
---------------------------- --------------------------------------------------------------------------
       30                    Third Party Sale
---------------------------- --------------------------------------------------------------------------
---------------------------- --------------------------------------------------------------------------
       31                    Probate
---------------------------- --------------------------------------------------------------------------
---------------------------- --------------------------------------------------------------------------
       32                    Military Indulgence
---------------------------- --------------------------------------------------------------------------
---------------------------- --------------------------------------------------------------------------
       43                    Foreclosure Started
---------------------------- --------------------------------------------------------------------------
---------------------------- --------------------------------------------------------------------------
       44                    Deed-in-Lieu Started
---------------------------- --------------------------------------------------------------------------
---------------------------- --------------------------------------------------------------------------
       49                    Assignment Completed
---------------------------- --------------------------------------------------------------------------
---------------------------- --------------------------------------------------------------------------
       61                    Second Lien Considerations
---------------------------- --------------------------------------------------------------------------
---------------------------- --------------------------------------------------------------------------
       62                    Veteran's Affairs-No Bid
---------------------------- --------------------------------------------------------------------------
---------------------------- --------------------------------------------------------------------------
       63                    Veteran's Affairs-Refund
---------------------------- --------------------------------------------------------------------------
---------------------------- --------------------------------------------------------------------------
       64                    Veteran's Affairs-Buydown
---------------------------- --------------------------------------------------------------------------
---------------------------- --------------------------------------------------------------------------
       65                    Chapter 7 Bankruptcy
---------------------------- --------------------------------------------------------------------------
---------------------------- --------------------------------------------------------------------------
       66                    Chapter 11 Bankruptcy
---------------------------- --------------------------------------------------------------------------
---------------------------- --------------------------------------------------------------------------
       67                    Chapter 13 Bankruptcy
---------------------------- --------------------------------------------------------------------------










Exhibit G-2: Standard File Layout - Master Servicing

-------------------------------------------------------------------------------------- ------------- --------------------- ---------
Column Name             Description                                                    Decimal       Format Comment
                                                                                                                           Max Size
-------------------------------------------------------------------------------------- ------------- --------------------- ---------
-------------------------------------------------------------------------------------- ------------- --------------------- ---------
Each file requires the following fields:
--------------------------------------------------------------------------------------------------- -------------------------------
---------------------- ---------------------------------------------------------------------------- -------------------------------
SER_INVESTOR_NBR       A value assigned by the Servicer to define a group of loans.                 Text up to 20 digits
                                                                                                                                20
---------------------- ---------------------------------------------------------------------------- -------------------------------
---------------------- ---------------------------------------------------------------------------- -------------------------------
LOAN_NBR               A unique identifier assigned to each loan by the investor.                   Text up to 10 digits
                                                                                                                                10
---------------------- ---------------------------------------------------------------------------- -------------------------------
---------------------- ---------------------------------------------------------------------------- -------------------------------
SERVICER_LOAN_NBR      A unique number assigned to a loan by the Servicer.  This may                Text up to 10 digits
                       be different than the LOAN_NBR.                                                                          10
---------------------- ---------------------------------------------------------------------------- -------------------------------
---------------------- ---------------------------------------------------------------------------- -------------------------------
SCHED_PAY_AMT          Scheduled monthly principal and scheduled interest payment that           2  No commas(,) or dollar
                       a borrower is expected to pay, P&I constant.                                 signs ($)                   11
---------------------- ---------------------------------------------------------------------------- -------------------------------
---------------------- ---------------------------------------------------------------------------- -------------------------------
NOTE_INT_RATE          The loan interest rate as reported by the Servicer.                       4  Max length of 6
                                                                                                                                 6
---------------------- ---------------------------------------------------------------------------- -------------------------------
---------------------- ---------------------------------------------------------------------------- -------------------------------
NET_INT_RATE           The loan gross interest rate less the service fee rate as                 4  Max length of 6
                       reported by the Servicer.                                                                                 6
---------------------- ---------------------------------------------------------------------------- -------------------------------
---------------------- ---------------------------------------------------------------------------- -------------------------------
SERV_FEE_RATE          The servicer's fee rate for a loan as reported by the Servicer.           4  Max length of 6
                                                                                                                                 6
---------------------- ---------------------------------------------------------------------------- -------------------------------
---------------------- ---------------------------------------------------------------------------- -------------------------------
SERV_FEE_AMT           The servicer's fee amount for a loan as reported by the                   2  No commas(,) or dollar
                       Servicer.                                                                    signs ($)                   11
---------------------- ---------------------------------------------------------------------------- -------------------------------
---------------------- ---------------------------------------------------------------------------- -------------------------------
NEW_PAY_AMT            The new loan payment amount as reported by the Servicer.                  2  No commas(,) or dollar
                                                                                                    signs ($)                   11
---------------------- ---------------------------------------------------------------------------- -------------------------------
---------------------- ---------------------------------------------------------------------------- -------------------------------
NEW_LOAN_RATE          The new loan rate as reported by the Servicer.                            4  Max length of 6
                                                                                                                                 6
---------------------- ---------------------------------------------------------------------------- -------------------------------
---------------------- ---------------------------------------------------------------------------- -------------------------------
ARM_INDEX_RATE         The index the Servicer is using to calculate a forecasted rate.           4  Max length of 6
                                                                                                                                 6
---------------------- ---------------------------------------------------------------------------- -------------------------------
---------------------- ---------------------------------------------------------------------------- -------------------------------
ACTL_BEG_PRIN_BAL      The borrower's actual principal balance at the beginning of the           2  No commas(,) or dollar
                       processing cycle.                                                            signs ($)                   11
---------------------- ---------------------------------------------------------------------------- -------------------------------
---------------------- ---------------------------------------------------------------------------- -------------------------------
ACTL_END_PRIN_BAL      The borrower's actual principal balance at the end of the                 2  No commas(,) or dollar
                       processing cycle.                                                            signs ($)                   11
---------------------- ---------------------------------------------------------------------------- -------------------------------
---------------------- ---------------------------------------------------------------------------- -------------------------------
BORR_NEXT_PAY_DUE_DATE The date at the end of processing cycle that the borrower's                  MM/DD/YYYY
                       next payment is due to the Servicer, as reported by Servicer.                                            10
---------------------- ---------------------------------------------------------------------------- -------------------------------
---------------------- ---------------------------------------------------------------------------- -------------------------------
SERV_CURT_AMT_1        The first curtailment amount to be applied.                               2  No commas(,) or dollar
                                                                                                    signs ($)                   11
---------------------- ---------------------------------------------------------------------------- -------------------------------
---------------------- ---------------------------------------------------------------------------- -------------------------------
SERV_CURT_DATE_1       The curtailment date associated with the first curtailment                   MM/DD/YYYY
                       amount. 10
---------------------- ---------------------------------------------------------------------------- -------------------------------
---------------------- ---------------------------------------------------------------------------- -------------------------------
CURT_ADJ_ AMT_1        The curtailment interest on the first curtailment amount, if              2  No commas(,) or dollar
                       applicable.                                                                  signs ($)                   11
---------------------- ---------------------------------------------------------------------------- -------------------------------
---------------------- ---------------------------------------------------------------------------- -------------------------------
SERV_CURT_AMT_2        The second curtailment amount to be applied.                              2  No commas(,) or dollar
                                                                                                    signs ($)                   11
---------------------- ---------------------------------------------------------------------------- -------------------------------
---------------------- ---------------------------------------------------------------------------- -------------------------------
SERV_CURT_DATE_2       The curtailment date associated with the second curtailment                  MM/DD/YYYY
                       amount. 10
---------------------- ---------------------------------------------------------------------------- -------------------------------
---------------------- ---------------------------------------------------------------------------- -------------------------------
CURT_ADJ_ AMT_2        The curtailment interest on the second curtailment amount, if             2  No commas(,) or dollar
                       applicable.                                                                  signs ($)                   11
---------------------- ---------------------------------------------------------------------------- -------------------------------





Exhibit G-2: Continued                         Standard Loan Level File Layout

------------------------------------------------------------------------------------------- --------------------------------------
------------------------------------------------------------------------------------------- --------------------------------------
Column Name               Description                                                     Decimal Format Comment
                                                                                                                            Max
                                                                                                                           Size
------------------------------------------------------------------------------------------- ---- -------------------------------
------------------------------------------------------------------------------------------- ---- -------------------------------
SERV_CURT_AMT_3           The third curtailment amount to be applied.                         2  No commas(,) or dollar
                                                                                                 signs ($)                   11
------------------------------------------------------------------------------------------- ---- -------------------------------
------------------------------------------------------------------------------------------- ---- -------------------------------
SERV_CURT_DATE_3          The curtailment date associated with the third curtailment             MM/DD/YYYY
                          amount. 10
------------------------------------------------------------------------------------------- ---- -------------------------------
------------------------------------------------------------------------------------------- ---- -------------------------------
CURT_ADJ_AMT_3            The curtailment interest on the third curtailment amount, if        2  No commas(,) or dollar
                          applicable.                                                            signs ($)                   11
------------------------------------------------------------------------------------------- ---- -------------------------------
------------------------------------------------------------------------------------------- ---- -------------------------------
PIF_AMT                   The loan "paid in full" amount as reported by the Servicer.         2  No commas(,) or dollar
                                                                                                 signs ($)                   11
------------------------------------------------------------------------------------------- ---- -------------------------------
------------------------------------------------------------------------------------------- ---- -------------------------------
PIF_DATE                  The paid in full date as reported by the Servicer.                     MM/DD/YYYY
                                                                                                                             10
------------------------------------------------------------------------------------------- ---- -------------------------------
------------------------------------------------------------------------------------------- ---- -------------------------------
                                                                                                 Action Code Key:
ACTION_CODE               The standard FNMA numeric code used to indicate the                    15=Bankruptcy,               2
                          default/delinquent status of a particular loan.                        30=Foreclosure, , 60=PIF,
                                                                                                 63=Substitution,
                                                                                                 65=Repurchase,70=REO
------------------------------------------------------------------------------------------- ---- -------------------------------
------------------------------------------------------------------------------------------- ---- -------------------------------
INT_ADJ_AMT               The amount of the interest adjustment as reported by the            2  No commas(,) or dollar
                          Servicer.                                                              signs ($)                   11
------------------------------------------------------------------------------------------- ---- -------------------------------
------------------------------------------------------------------------------------------- ---- -------------------------------
SOLDIER_SAILOR_ADJ_AMT    The Soldier and Sailor Adjustment amount, if applicable.            2  No commas(,) or dollar
                                                                                                 signs ($)                   11
------------------------------------------------------------------------------------------- ---- -------------------------------
------------------------------------------------------------------------------------------- ---- -------------------------------
NON_ADV_LOAN_AMT          The Non Recoverable Loan Amount, if applicable.                     2  No commas(,) or dollar
                                                                                                 signs ($)                   11
------------------------------------------------------------------------------------------- ---- -------------------------------
------------------------------------------------------------------------------------------- ---- -------------------------------
LOAN_LOSS_AMT             The amount the Servicer is passing as a loss, if applicable.        2  No commas(,) or dollar
                                                                                                 signs ($)                   11
------------------------------------------------------------------------------------------- ---- -------------------------------
------------------------------------------------------------------------------------------- ---- -------------------------------
Plus the following applicable fields:
------------------------------------------------------------------------------------------- ---- -------------------------------
------------------------------------------------------------------------------------------- ---- -------------------------------
SCHED_BEG_PRIN_BAL        The scheduled outstanding principal amount due at the beginning     2  No commas(,) or dollar
                          of the cycle date to be passed through to investors.                   signs ($)                   11
------------------------------------------------------------------------------------------- ---- -------------------------------
------------------------------------------------------------------------------------------- ---- -------------------------------
SCHED_END_PRIN_BAL        The scheduled principal balance due to investors at the end of      2  No commas(,) or dollar
                          a processing cycle.                                                    signs ($)                   11
------------------------------------------------------------------------------------------- ---- -------------------------------
------------------------------------------------------------------------------------------- ---- -------------------------------
SCHED_PRIN_AMT            The scheduled principal amount as reported by the Servicer for      2  No commas(,) or dollar
                          the current cycle -- only applicable for Scheduled/Scheduled           signs ($)                   11
                          Loans.
------------------------------------------------------------------------------------------- ---- -------------------------------
------------------------------------------------------------------------------------------- ---- -------------------------------
SCHED_NET_INT             The scheduled gross interest amount less the service fee amount     2  No commas(,) or dollar
                          for the current cycle as reported by the Servicer -- only              signs ($)                   11
                          applicable for Scheduled/Scheduled Loans.
------------------------------------------------------------------------------------------- ---- -------------------------------
------------------------------------------------------------------------------------------- ---- -------------------------------
ACTL_PRIN_AMT             The actual principal amount collected by the Servicer for the       2  No commas(,) or dollar
                          current reporting cycle -- only applicable for Actual/Actual           signs ($)                   11
                          Loans.
------------------------------------------------------------------------------------------- ---- -------------------------------
------------------------------------------------------------------------------------------- ---- -------------------------------
ACTL_NET_INT              The actual gross interest amount less the service fee amount        2  No commas(,) or dollar
                          for the current reporting cycle as reported by the Servicer --         signs ($)                   11
                          only applicable for Actual/Actual Loans.
------------------------------------------------------------------------------------------- ---- -------------------------------
------------------------------------------------------------------------------------------- ---- -------------------------------
PREPAY_PENALTY_ AMT       The penalty amount received when a borrower prepays on his loan     2  No commas(,) or dollar
                          as reported by the Servicer.                                           signs ($)                   11
------------------------------------------------------------------------------------------- ---- -------------------------------
------------------------------------------------------------------------------------------- ---- -------------------------------
PREPAY_PENALTY_ WAIVED    The prepayment penalty amount for the loan waived by the            2  No commas(,) or dollar
                          servicer.                                                              signs ($)                   11
------------------------------------------------------------------------------------------- ---- -------------------------------







---------------------------------------------- ----------------------------------------------------------------- ------------- -----
Exhibit G-2: Continued     Standard Loan Level File Layout

-------------------------- ----------------------------------------------------------------- ------------- -------------------------
-------------------------- ----------------------------------------------------------------- ---------- ----------------------------
Column Name                Description                                                       Decimal  Format Comment
                                                                                                                            Max Size
-------------------------- ----------------------------------------------------------------- ------- -------------------------------
-------------------------- ----------------------------------------------------------------- ------- -------------------------------
MOD_DATE                   The Effective Payment Date of the Modification for the loan.              MM/DD/YYYY
                                                                                                                                 10
-------------------------- ----------------------------------------------------------------- ------- -------------------------------
-------------------------- ----------------------------------------------------------------- ------- -------------------------------
MOD_TYPE                   The Modification Type.                                                    Varchar - value can be
                                                                                                     alpha or numeric            30
-------------------------- ----------------------------------------------------------------- ------- -------------------------------
-------------------------- ----------------------------------------------------------------- ------- -------------------------------
DELINQ_P&I_ADVANCE_AMT     The current outstanding principal and interest advances made by        2  No commas(,) or dollar
                           Servicer.                                                                 signs ($)                   11
-------------------------- ----------------------------------------------------------------- ------- -------------------------------
-------------------------- ----------------------------------------------------------------- ------- -------------------------------
                           Flag to indicate if the repurchase of a loan is due to a breach           Y=Breach
BREACH_FLAG                of Representations and Warranties                                         N=NO Breach                  1
                                                                                                     Let blank if N/A
-------------------------- ----------------------------------------------------------------- ------- -------------------------------




Exhibit G-3: Calculation of Realized Loss/Gain Form 332- Instruction Sheet


         The numbers on the form correspond with the numbers listed below.

         Liquidation and Acquisition Expenses:
         1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

         2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

         3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

         4-12. Complete as applicable. All line entries must be supported by copies of appropriate statements, vouchers, receipts, bills, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.

         13.      The total of lines 1 through 12.

(b)      Credits:

         14-21. Complete as applicable. All line entries must be supported by copies of the appropriate claims forms, EOBs, HUD-1 and/or other proceeds verification, statements, payment checks, etc. to document the credit. If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 20.

         22.      The total of lines 14 through 21.

Please note: For HUD/VA loans, use line (15) for Part A/Initial proceeds and line (16) for Part B/Supplemental proceeds.

            (c) Total Realized Loss (or Amount of Any Gain)

         23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in
                  parenthesis (   ).




Exhibit G-3A: Calculation of Realized Loss/Gain Form 332



                                                    WELLS FARGO BANK, N.A.
                                              CALCULATION OF REALIZED LOSS/GAIN

Prepared by:  __________________                     Date:  _______________
Phone:  ______________________   Email Address:_____________________

------------------------------------------        -----------------------------------       --------------------------------------
Servicer Loan No.                                 Servicer Name                             Servicer Address


------------------------------------------        -----------------------------------       --------------------------------------


         WELLS FARGO BANK, N.A. Loan No._____________________________
         Property Address:______________________________________________________
         Liquidation and Acquisition Expenses:

         (1)  Actual Unpaid Principal Balance of Mortgage Loan         $ ______________ (1)
         (2)  Interest accrued at Net Rate                              ________________(2)
         (3)  Accrued Servicing Fees                                    ________________(3)
         (4)  Attorney's Fees                                           ________________(4)
         (5)  Taxes                                                     ________________(5)
         (6)  Property Maintenance                                      ________________(6)
         (7)  MI/Hazard Insurance Premiums                              ________________(7)
         (8)  Utility Expenses                                          ________________(8)
         (9)  Appraisal/BPO                                             ________________(9)
         (10) Property Inspections                                      ________________(10)
         (11) FC Costs/Other Legal Expenses                             ________________(11)
         (12) Other (itemize)                                          $________________(12)
                  Cash for Keys__________________________               ________________
                  HOA/Condo Fees_______________________                 ________________
                  ______________________________________                ________________
                  ______________________________________                ________________
                  Total Expenses                                      $ _______________(13)
         Credits:
         (14) Escrow Balance                                          $ _______________(14)
         (15) HIP Refund                                               ________________ (15)
         (16) Rental Receipts                                          ________________ (16)
         (17) Hazard Loss Proceeds                                     ________________ (17)
         (18) Primary Mortgage Insurance Proceeds                      ________________ (18)
         (19) Pool Insurance Proceeds                                  ________________ (19)
         (20) Proceeds from Sale of Acquired Property                  ________________ (20)
         (21) Other (itemize)                                          ________________ (21)
              _________________________________________                ________________
              _________________________________________                ________________
              Total Credits                                            $________________(22)

         Total Realized Loss (or Amount of Gain)                       $________________(23)





                                       5-3

148421v.10
                                       5-1


148421v.10

                                  ATTACHMENT 4

                    NEW EXHIBIT E TO THE SERVICING AGREEMENT

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

         The assessment of compliance to be delivered by [the Servicer] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

                                 Servicing Criteria                                      Applicable
                                                                                          Servicing
                                                                                           Criteria

Reference                              Criteria


                             General Servicing Considerations

1122(d)(1)(i)              Policies and procedures are instituted to monitor                    X
                           any performance or other triggers and events of
                           default in accordance with the transaction agreements.


1122(d)(1)(ii)             If any material servicing activities are outsourced                  X
                           to third parties, policies and procedures are
                           instituted to monitor the third party's performance
                           and compliance with such servicing activities.

1122(d)(1)(iii)            Any requirements in the transaction agreements to
                           maintain a back-up servicer for the mortgage loans
                           are maintained.

1122(d)(1)(iv)             A fidelity bond and errors and omissions policy is in                X
                           effect on the party participating in the servicing
                           function throughout the reporting period in the
                           amount of coverage required by and otherwise
                           in accordance with the terms of the transaction
                           agreements.

                              Cash Collection and Administration


1122(d)(2)(i)              Payments on mortgage loans are deposited into the                    X
                           appropriate custodial bank accounts and related bank
                           clearing accounts no more than two business days
                           following receipt, or such other number of days
                           specified in the transaction agreements.

1122(d)(2)(ii)             Disbursements made via wire transfer on behalf of an                 X
                           obligor or to an investor are made only by
                           authorized personnel.

1122(d)(2)(iii)             Advances of funds or guarantees regarding                           X
                           collections, cash flows or distributions, and any
                           interest or other fees charged for such advances, are
                           made, reviewed and approved as specified in the
                           transaction agreements.

1122(d)(2)(iv)             The related accounts for the transaction, such as                    X
                           cash reserve accounts or accounts established as a
                           form of overcollateralization, are separately
                           maintained (e.g., with respect to commingling of
                           cash) as set forth in the transaction agreements.

1122(d)(2)(v)              Each custodial account is maintained at a federally                  X
                           insured depository institution as set forth in the
                           transaction agreements. For purposes of this
                           criterion, "federally insured depository institution"
                           with respect to a foreign financial institution means
                           a foreign financial institution that meets the
                           requirements of Rule 13k-1(b)(1) of the Securities
                           Exchange Act.

1122(d)(2)(vi)             Unissued checks are safeguarded so as to prevent                     X
                           unauthorized access.

1122(d)(2)(vii)            Reconciliations are prepared on a monthly basis for                  X
                           all asset-backed securities related bank accounts,
                           including custodial accounts and related bank
                           clearing accounts. These reconciliations are (A)
                           mathematically accurate; (B) prepared within 30
                           calendar days after the bank statement cutoff date,
                           or such other number of days specified in the
                           transaction agreements; (C) reviewed and approved by
                           someone other than the person who prepared the
                           reconciliation; and (D) contain explanations for
                           reconciling items. These reconciling items are
                           resolved within 90 calendar days of their original
                           identification, or such other number of days
                           specified in the transaction agreements.

                                     Investor Remittances and Reporting

1122(d)(3)(i)              Reports to investors, including those to be filed                    X
                           with the Commission, are maintained in accordance
                           with the transaction agreements and applicable
                           Commission requirements. Specifically, such reports
                           (A) are prepared in accordance with timeframes and
                           other terms set forth in the transaction agreements;
                           (B) provide information calculated in accordance with
                           the terms specified in the transaction agreements;
                           (C) are filed with the Commission as required by its
                           rules and regulations; and (D) agree with investors'
                           or the trustee's records as to the total unpaid
                           principal balance and number of mortgage
                           loans serviced by the Servicer.

1122(d)(3)(ii)             Amounts due to investors are allocated and remitted                  X
                           in accordance with timeframes, distribution
                           priority and other terms set forth in the transaction
                           agreements.

1122(d)(3)(iii)            Disbursements made to an investor are posted within                  X
                           two business days to the Servicer's investor records,
                           or such other number of days specified in the
                           transaction agreements.

1122(d)(3)(iv)             Amounts remitted to investors per the investor                       X
                           reports agree with cancelled checks, or other form of
                           payment, or custodial bank statements.


                                     Pool Asset Administration


1122(d)(4)(i)              Collateral or security on mortgage loans is                          X
                           maintained as required by the transaction agreements
                           or related mortgage loan documents.

1122(d)(4)(ii)             Mortgage loan and related documents are safeguarded                  X
                           as required by the transaction agreements.

1122(d)(4)(iii)            Any additions, removals or substitutions to the asset                X
                           pool are made, reviewed and approved in accordance
                           with any conditions or requirements in the
                           transaction agreements.

1122(d)(4)(iv)             Payments on mortgage loans, including any payoffs,                   X
                           made in accordance with the related mortgage loan
                           documents are posted to the Servicer's obligor
                           records maintained no more than two business days
                           after receipt, or such other number of days specified
                           in the transaction agreements, and allocated to
                           principal, interest or other items (e.g., escrow) in
                           accordance with the related mortgage loan
                           documents.

1122(d)(4)(v)              The Servicer's records regarding the mortgage loans                  X
                           agree with the Servicer's records with respect to
                           an obligor's unpaid principal balance.

1122(d)(4)(vi)             Changes with respect to the terms or status of an                    X
                           obligor's mortgage loans (e.g., loan modifications or
                           re-agings) are made, reviewed and approved by
                           authorized personnel in accordance with the
                           transaction agreements and related pool asset
                           documents.

1122(d)(4)(vii)            Loss mitigation or recovery actions (e.g.,                           X
                           forbearance plans, modifications and deeds in lieu of
                           foreclosure, foreclosures and repossessions, as
                           applicable) are initiated, conducted and concluded in
                           accordance with the timeframes or other requirements
                           established by the transaction agreements.

1122(d)(4)(viii)           Records documenting collection efforts are maintained                X
                           during the period a mortgage loan is delinquent in
                           accordance with the transaction agreements. Such
                           records are maintained on at least a monthly basis,
                           or such other period specified in the transaction
                           agreements, and describe the entity's activities in
                           monitoring delinquent mortgage loans including, for
                           example, phone calls, letters and payment
                           rescheduling plans in cases where delinquency is
                           deemed temporary (e.g., illness or unemployment).

1122(d)(4)(ix)             Adjustments to interest rates or rates of return for                 X
                           mortgage loans with variable rates are computed
                           based on the related mortgage loan documents.

1122(d)(4)(x)              Regarding any funds held in trust for an obligor                     X
                           (such as escrow accounts): (A) such funds are
                           analyzed, in accordance with the obligor's mortgage
                           loan documents, on at least an annual basis, or such
                           other period specified in the transaction agreements;
                           (B) interest on such funds is paid, or credited, to
                           obligors in accordance with applicable mortgage loan
                           documents and state laws; and (C) such funds are
                           returned to the obligor within 30 calendar days of
                           full repayment of the related mortgage loans, or such
                           other number of days specified in the transaction
                           agreements.

1122(d)(4)(xi)             Payments made on behalf of an obligor (such as tax or                X
                           insurance payments) are made on or before the related
                           penalty or expiration dates, as indicated on the
                           appropriate bills or notices for such payments,
                           provided that such support has been received by the
                           servicer at least 30 calendar days prior
                           to these dates, or such other number of days
                           specified in the transaction agreements.

1122(d)(4)(xii)            Any late payment penalties in connection with any                    X
                           payment to be made on behalf of an obligor are paid
                           from the servicer's funds and not charged to the
                           obligor, unless the late payment was due to the
                           obligor's error or omission.

1122(d)(4)(xiii)           Disbursements made on behalf of an obligor are posted                X
                           within two business days to the obligor's records
                           maintained by the servicer, or such other number of
                           days specified in the transaction agreements.

1122(d)(4)(xiv)            Delinquencies, charge-offs and uncollectible accounts                X
                           are recognized and recorded in accordance with
                           the transaction agreements.

1122(d)(4)(xv)             Any external enhancement or other support, identified
                           in Item 1114(a)(1) through (3) or Item 1115 of
                           Regulation AB, is maintained as set forth in the
                           transaction agreements.



Exhibit 99.3

                   ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this "Agreement") dated as of April 27, 2007, among UBS Real Estate Securities Inc., a Delaware corporation (the "Assignor" or the "Purchaser"), Mortgage Asset Securitization Transactions, Inc. (the "Assignee") and Wells Fargo Bank, N.A. (the "Company").


In consideration of mutual promises contained herein, the parties hereto agree that those certain mortgage loans (the "Assigned Loans") listed on Attachment 1 hereto (the "Assigned Loan Schedule"), and, solely with respect to the servicing provisions as they relate to the Assigned Loans (as specified in Section 1.02 below), that certain Amended and Restated Servicing Agreement, dated as of November 1, 2005, between the Assignor and the Company (the "Servicing Agreement"), shall be assigned to Assignee in accordance with the terms of this Agreement. For purposes of this Agreement, the term "Servicing Agreement" includes any separate bill of sale, letter, assignment and conveyance or other instrument pursuant to which Company and Assignor effectuated the purchase and sale of any Mortgage Loan following the execution and delivery of the Servicing Agreement. Capitalized terms used herein but not defined shall have the meaning ascribed to them in the Servicing Agreement.

Section 1.01 Assignor hereby conveys, sells, grants, transfers and assigns to Assignee all of the right, title and interest (other than those rights specifically retained by the Assignor pursuant to this Agreement) of Assignor in the Assigned Loans and, as they relate to the Assigned Loans, all of its right, title and interest in, to and under the Servicing Agreement, solely with respect to the servicing provisions thereof as they relate to the Assigned Loans (as specified in Section 1.02 below). Assignor specifically reserves and does not assign to Assignee any right, title and interest in, to or under or any obligation with respect to any mortgage loans subject to the Servicing Agreement other than those specifically set forth on Attachment 1 hereto.

Section 1.02 The Assignor specifically reserves and does not assign to the Assignee hereunder those rights under the Servicing Agreement that do not relate to the servicing of the Assigned Loans. The Assignor and the Assignee desire that the Company continue to service the Assigned Loans in accordance with the Servicing Agreement and the Company has agreed to do so.

Section 2.01 Company warrants and represents to, and covenants with, Assignor and Assignee as of the date hereof:

(i) Attached hereto as Attachment 2 is a true and accurate copy of the Servicing Agreement, and the Servicing Agreement is in full force and effect as of the date hereof and its provisions have not been waived, further amended or modified in any respect, nor has any notice of termination been given thereunder;

(ii) Company is a national banking association, validly existing and in good standing under the laws of the United States, and has all requisite power and authority to perform its obligations under the Servicing Agreement;

(iii) Company has full power and authority to execute and deliver this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Company's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Company's articles of association or by-laws or any legal restriction, or any material agreement or instrument to which Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Company or its property is subject. The execution, delivery and performance by Company of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of Company. This Agreement has been duly executed and delivered by Company, and, upon the due authorization, execution and delivery by Assignor and Assignee, will constitute the valid and legally binding obligation of Company, enforceable against Company in accordance with its terms except as enforceability may be limited by the effect of insolvency, liquidation, conservatorship and other similar laws administered by the Federal Deposit Insurance Corporation affecting the enforcement of contract obligations of insured banks;

(iv) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Company in connection with the execution, delivery or performance by Company of this Agreement, or the consummation by it of the transactions contemplated hereby;

(v) There is no action, suit, proceeding or investigation pending or threatened against the Company, before any court, administrative agency or other tribunal, which would draw into question the validity of this Agreement or the Servicing Agreement, or which, either in any one instance or in the aggregate, would result in any material adverse change in the ability of the Company to perform its obligations under this Agreement or the Servicing Agreement. The Company is solvent; and

(vi) The Company agrees to make all the representations and warranties regarding the Company set forth in Section 3.01 of the Servicing Agreement as of the date hereof.

Section 2.02 The Company hereby recognizes that the Assigned Loans will be transferred by the Assignee to U.S. Bank National Association, as Trustee for the holders of MASTR Adjustable Rate Mortgages Trust 2007-HF1 (including its successors in interest and any successor trustee under the Pooling Agreement defined below, the "Trustee") in a securitization transaction pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2007 (the "Pooling Agreement"), among the Assignee, the Assignor, the Trustee and Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), trust administrator (the "Trust Administrator"), custodian (the "Custodian") and as credit risk manager (the "Credit Risk Manager"). From and after the date hereof, the Company acknowledges and agrees that (A) the Trustee will be the owner of the Assigned Loans on behalf of MASTR Adjustable Rate Mortgages Trust 2007-HF1 (the "Trust"), and Wells Fargo Bank, N.A., will be the Master Servicer, Trust Administrator and Custodian of the Assigned Loans, (B) the Company shall look solely to the Trustee and the Trust Administrator, on behalf of the Trust, for performance of any obligations of the Assignor insofar as they relate to the Assigned Loans,
(C) the Assigned Loans will be part of a "real estate mortgage investment conduit" within the meaning of Section 860D of the Code (the "REMIC"), and the Company shall service the Assigned Loans and any real property acquired upon default thereof (including, without limitation, making or permitting any modification, waiver or amendment of any term of any Mortgage Loan) in accordance with the Servicing Agreement but in no event in a manner that would
(i) cause the REMIC to fail to qualify as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code, the tax on contributions to a REMIC set forth in Section 860G(d) of the Code, and the tax on "net income from foreclosure property" as set forth in Section 860G(c) of the
Code), (D) if any Mortgage has been recorded in the name of MERS or its designee, the Company shall take all actions as are necessary to cause MASTR Adjustable Rate Mortgages Trust 2007-HF1 to be shown as the owner of the related Assigned Loan on the record of MERS for the purpose of the system of recording transfers of beneficial ownership of mortgage maintained by MERS and (E) that certain Insurance and Indemnity Agreement dated as of April 27, 2007, has been entered into among Radian Insurance, Inc., as Insurer, UBS Real Estate Securities, Inc., as Underlying Seller, UBS Securities LLC, as Seller, the Depositor, as Depositor, the Trust, as Issuer, Wells Fargo Bank, N.A., as Indenture Trustee and as Master Servicer and U.S. Bank National Association, as Underlying Trustee. It is the intention of the Assignor, the Company and the Assignee that this Agreement shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto. Neither the Company nor the Assignor shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Assigned Loans without the prior written consent of the Trustee.

Section 3.01 Assignor hereby covenants to promptly deliver to the Assignee or its designee any Assigned Loan document received by the Assignor from the Company with respect to the Assigned Loans.

Section 3.02 The parties hereto acknowledge that Assignee will acquire the Assigned Loans for the purpose of assigning such Assigned Loans to the Trustee for the Trust, for the benefit of the related certificateholders on the date hereof. Assignor and Company hereby acknowledge and consent to the assignment by Assignee to the Trustee, on behalf of the Trust of all of Assignee's rights against the Company and to the enforcement or exercise of any right or remedy against the Company by Assignee. Such enforcement of a right or remedy by the Trustee, on behalf of the Trust, shall have the same force and effect as if the right or remedy had been enforced or exercised by Assignee directly.

Section 3.03 Only insofar as it relates to the Assigned Loans, the parties hereto hereby amend the Servicing Agreement as follows:

(i) The following language is deleted from the first paragraph of Section 4.01:

". . . in compliance with the servicing provisions for MBS pool mortgages, as set forth in the Fannie Mae Guide or the Freddie Mac Guide, which include, but are not limited to, provisions regarding the liquidation of Mortgage Loans, the collection of Mortgage Loan payments, the payment of taxes, insurance and other charges, the maintenance of hazard insurance with a Qualified Insurer, the maintenance of fidelity bond and errors and omissions insurance, inspections, the restoration of Mortgaged Property, the maintenance of Primary Mortgage Insurance Policies, insurance claims, and title insurance, management of REO Property, permitted withdrawals with respect to REO Property, liquidation reports, and reports of foreclosures and abandonments of Mortgaged Property, the transfer of Mortgaged Property, the release of Mortgage Loan Documents, annual statements, and examination of records and facilities. In the event of any conflict, inconsistency or discrepancy between any of the servicing provisions of this Agreement and any of the servicing provisions of the Fannie Mae or Freddie Mac Guide, the provisions of this Agreement shall control and be binding upon the Owner and the Servicer."

(ii) The following phrase is added immediately following the second sentence of the first paragraph of Section 4.04 of the Servicing Agreement:

"and such Custodial Account shall also be an Eligible Account."

(iii) The following definition is added to Article I of the Servicing Agreement immediately following the definition of "Business Day":

Certificateholder: Any holder of a certificate issued by the MASTR Adjustable Rate Mortgages Trust 2007-HF1 created pursuant to the Pooling Agreement.

(iv) The following definition is added to Article I of the Servicing Agreement immediately following the definition of "Effective Date":

Eligible Account: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee, the Trust Administrator and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a non-interest bearing segregated trust account or accounts maintained with (a) the trust department of a federal or state chartered depository institution or (b) a trust company, acting in its fiduciary capacity or (iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

(v) The following definitions are added to Article I of the Servicing Agreement immediately following the definition of "Master Servicer":

MERS: Mortgage Electronic Registration Systems, Inc., a Delaware corporation, or any successor in interest thereto.

MERS System: The system of recording transfers of mortgages electronically maintained by MERS.

(vi) The following definition is added to Article I of the Servicing Agreement immediately following the definition of "Qualified Insurer":

Rating Agency: any rating agency that is rating any of the certificates issued by the MASTR Adjustable Rate Mortgages Trust 2007-HF1 created pursuant to the Pooling Agreement.

(vii) The definition of "Remittance Date" is hereby deleted in its entirety and replaced by the following:

Remittance Date: The 18th day (or if such 18th day is not a Business Day, the first Business Day immediately preceding) of any month, commencing in May 2007.

(viii) The following definitions are hereby added to Article I of the Servicing Agreement immediately following the definition of "Person":

Prepayment Charge: With respect to any Mortgage Loan and Remittance Date, the charges or premiums, due in connection with a full or partial prepayment of such Mortgage Loan during the immediately preceding Prepayment Period in accordance with the terms thereof.

Prepayment Period: With respect to each Remittance Date and any full or partial Principal Prepayments, the calendar month immediately preceding the month in which the related Remittance Date occurs.

(ix) Section 4.01"Servicer to Act as Servicer") is hereby amended by replacing the second paragraph of that section in its entirety with the following:

Notwithstanding the foregoing, the Servicer may waive, modify or vary any term of such Mortgage Loan (including modifications that would change the Mortgage Interest Rate, forgive the payment of principal or interest or extend the final maturity date of such Mortgage Loan, accept payment from the related Mortgagor of an amount less than the Stated Principal Balance in final satisfaction of such Mortgage Loan (such payment, a "Short Pay-off") or consent to the postponement of strict compliance with any such term or otherwise grant indulgence to any Mortgagor only if (i) the Mortgage Loan is in default or, in the judgment of the Servicer, such default is reasonably foreseeable and (ii) in the judgment of the Servicer, any such modification, waiver or amendment could reasonably be expected to result in collections and other recoveries in respect of such Mortgage Loans in excess of net Liquidation Proceeds that would be recovered upon the foreclosure of, or other realization upon, such Mortgage Loan, and provided further, that on or after the date on which the Credit Risk Manager makes available on its monthly report (the "CRM Report") that the aggregate number of outstanding Mortgage Loans which have been modified (excluding for this purpose any waivers of a Mortgage Loan pursuant to this sentence) exceeds 5% of the number of Mortgage Loans as of the Cut-off Date, any further modification of a Mortgage Loan pursuant to this Section 4.01 shall require the prior written consent of the NIMS Insurer. In the event of any such modification which permits the deferral of interest or principal payments on any Mortgage Loan, the Servicer shall, on the Business Day immediately preceding the related Remittance Date in any month in which any such principal or interest payment has been deferred, deposit in the Custodial Account from its own funds, in accordance with Section 4.04 and Section 5.03, the difference between (a) such month's principal and one month's interest at the related Mortgage Loan Remittance Rate on the unpaid principal balance of such Mortgage Loan and (b) the amount paid by the Mortgagor. The Servicer shall be entitled to reimbursement for such advances to the same extent as for all other advances pursuant to Section 4.05. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, to prepare, execute and deliver, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. Promptly after the execution of any modification of any Mortgage Loan pursuant to this Section 4.01, the Servicer shall forward to the Master Servicer, to the Credit Risk Manager and the NIMS Insurer, copies of any documents evidencing such modification. Such notification of modifications shall be delivered to the NIMS Insurer to the attention of Christopher G. Curran, Senior Vice President Capital Markets and marked "Urgent". The Servicer shall forward copies of such foregoing documentation in electronic format (or, upon request of either the Credit Risk Manager or the NIMS Insurer, in hard copy format). In connection with the delivery of copies of such documentation to the NIMS Insurer and the Credit Risk Manager, the Master Servicer shall have no obligation to verify, recompute, reconcile, recalculate or reformat any information or data provided therein prior to its delivery to the NIMS Insurer and the Credit Risk Manager and shall not have any liability to either the NIMS Insurer or the Credit Risk Manager for any errors or omissions with respect to such documentation. The Credit Risk Manager shall not have any liability to the NIMS Insurer for any errors or omissions with respect to such documentation or for the failure of the Master Servicer or Servicer to provide such information in a timely manner. Notwithstanding anything to the contrary contained in this Agreement, the Servicer shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan (including any Prepayment Charge due on any Mortgage
Loan) that would cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code.

(x) Section 4.03 ("Realization Upon Defaulted Mortgage Loans") is hereby amended by replacing that section in its entirety with the following:

The Servicer shall use its reasonable efforts, consistent with the procedures that the Servicer would use in servicing loans for its own account, to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 4.01. The Servicer shall use its reasonable efforts to realize upon defaulted Mortgage Loans in such manner as will maximize the receipt of principal and interest by the Owner, taking into account, among other things, the timing of foreclosure proceedings. The foregoing is subject to the provisions that, in any case in which Mortgaged Property shall have suffered damage, the Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its discretion (i) that such restoration will increase the proceeds of liquidation of the related Mortgage Loan to the Owner after reimbursement to itself for such expenses, and
(ii) that such expenses will be recoverable by the Servicer through Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property, as contemplated in Section 4.05. The Servicer shall notify the Master Servicer, and upon receipt of such notice, the Master Servicer shall notify the NIMS Insurer, in writing of the commencement of foreclosure proceedings. The Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings or functions as Servicing Advances; provided, however, that it shall be entitled to reimbursement therefor from the related Mortgaged Property or otherwise, as contemplated in Section 4.05.

Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Owner otherwise requests an environmental inspection or review of such Mortgaged Property, such an inspection or review is to be conducted by a qualified inspector. The cost for such inspection or review shall be borne by the Owner. Upon completion of the inspection or review, the Servicer shall promptly provide the Master Servicer with a written report of the environmental inspection, and upon receipt of such report the Master Servicer shall promptly provide it to the NIMS Insurer. After reviewing the environmental inspection report, the Servicer shall consult with the Owner and the NIMS Insurer in determining how to proceed with respect to the Mortgaged Property.

(xi)Section 4.12 ("Fidelity Bond, Errors and Omissions Insurance") is hereby amended by replacing that section in its entirety with the following:

The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage with responsible companies on all officers, employees or other persons acting in any capacity with regard to the Mortgage Loans and who handle funds, money, documents and papers relating to the Mortgage Loans. The Fidelity Bond and errors and omissions insurance shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons. Such Fidelity Bond and errors and omissions insurance shall also protect and insure the Servicer against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 4.12 requiring the Fidelity Bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such Fidelity Bond and insurance policy shall be at least equal to the amounts acceptable to Fannie Mae or to Freddie. The Fidelity Bond and errors and omissions insurance policy shall be in such form and amount that would be consistent with coverage customarily maintained by servicers of mortgage loans similar to the Mortgage Loans. The Servicer shall, upon request of Owner or the NIMS Insurer, deliver to the Owner and the NIMS Insurer a certificate from the surety and the insurer as to the existence of the Fidelity Bond and errors and omissions insurance policy and shall obtain a statement from the surety and the insurer that such Fidelity Bond or insurance policy shall in no event be terminated or materially modified without thirty days prior written notice to the Owner. The Servicer shall notify the Owner within five Business Days of receipt of notice that such Fidelity Bond or insurance policy will be or has been materially modified or terminated.

(xii) Section 4.13 ("Title, Management and Disposition of REO Property") is hereby amended by replacing the second paragraph of that section in its entirety with the following:

The Servicer shall in accordance with prudent servicing practices notify the Master Servicer, and upon receipt of such notice the Master Servicer shall notify the NIMS Insurer, of each acquisition of REO Property upon such acquisition, and thereafter assume the responsibility for marketing such REO Property in accordance with Accepted Servicing Practices. Thereafter, the Servicer shall continue to provide certain administrative services to the Owner relating to such REO Property as set forth in this Section 4.13. The REO Property must be sold within three years following the end of the calendar year of the date of acquisition, unless a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held and
(i) the Owner and the NIMS Insurer shall have been supplied with an Opinion of Counsel to the effect that the holding by the related trust of such Mortgaged Property subsequent to such three-year period (and specifying the period beyond such three-year period for which the Mortgaged Property may be held) will not result in the imposition of taxes on "prohibited transactions" of the related trust as defined in Section 860F of the Code, or cause the related REMIC to fail to qualify as a REMIC, in which case the related trust may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel), or (ii) the Owner (at the Servicer's expense) or the Servicer shall have applied for, prior to the expiration of such three-year period, an extension of such three-year period in the manner contemplated by Section 856(e)(3) of the Code, in which case the three-year period shall be extended by the applicable period. If a period longer than three years is permitted under the foregoing sentence and is necessary to sell any REO Property, the Servicer shall report monthly to the Master Servicer (and upon receipt of such reports, the Master Servicer shall promptly provide them to the NIMS Insurer) as to progress being made in selling such REO Property.

(xiii) Section 4.13 ("Title, Management and Disposition of REO Property") is hereby amended by replacing the last paragraph of that section in its entirety with the following:

The Servicer shall cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at least monthly thereafter or more frequently as may be required by the circumstances. The Servicer shall make or cause the inspector to make a record of each such inspection. Such records shall be retained in the Servicing File and copies thereof shall be forwarded by the Servicer to the Master Servicer (and upon receipt thereof, the Master Servicer shall promptly forward such reports to the NIMS Insurer).

(xiv) Section 4.15 ("Subservicing Agreements Between the Servicer and Subservicers") is hereby amended by adding the following after the second paragraph:

The Servicer may enter into Subservicing Agreements (provided that such agreements would not result in a withdrawal or a downgrading by the Rating Agencies of the rating on any Class of Certificates) with Subservicers, for the servicing and administration of the Mortgage Loans; provided, however, that (i) the Servicer must provide the Master Servicer, who will provide the NIMS Insurer with 30 days prior written notice of the Servicer's intent to enter into the sub-servicing arrangement including the identity of the Sub-servicer, (ii) such sub-servicing arrangement and the terms of the related Sub-Servicing Agreement must provide for the servicing of Mortgage Loans in a manner consistent with the servicing arrangement contemplated hereunder and (iii) the Sub-Servicer shall have a servicer rating no less than RMS1/Strong/SQ1 by Fitch, S&P and Moody's, respectively, as of the Closing Date. In the event that such Sub-Servicer shall have a rating lower than the Servicer Rating, the Servicer shall seek the NIMS Insurer's consent to the appointment of such Sub-Servicer, which consent shall not be unreasonably withheld.

(xv) Article IV of the Servicing Agreement is hereby amended by adding the following new section, Section 4.20 ("Waiver of Prepayment Penalties"):

Except as provided below, the Servicer or any designee of the Servicer shall not waive any Prepayment Charge with respect to any Mortgage Loan. If the Servicer or its designee fails to collect a Prepayment Charge at the time of the related prepayment of any Mortgage Loan subject to such Prepayment Charge, the Servicer shall pay to the Trust at such time (by deposit to the Custodial Account) an amount equal to the amount of the Prepayment Charge not collected. Notwithstanding the above, the Servicer or its designee may waive a Prepayment Charge only if (i) the related prepayment is not the result of a refinancing by the Servicer or its designee, (ii) such waiver relates to a defaulted Mortgage Loan or a reasonably foreseeable default, (iii) such waiver is standard and customary in servicing similar mortgage loans to the Mortgage Loans, and (iv) such waiver, in the reasonable judgment of the Servicer, would maximize recovery of total proceeds from the Mortgage Loan, taking into account the amount of such Prepayment Charge and the related Mortgage Loan.

(xvi)The second paragraph of Section 5.01 ("Remittances") of the Servicing Agreement is hereby deleted in its entirety and replaced by the following:

With respect to any remittance received by the Owner after the Business Day on which such payment was due, the Servicer shall pay to the Owner interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus three (3) percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Servicer on the date such late payment is made and shall cover the period commencing with the Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.

(xvii) Section 5.02 ("Statements to the Owner") of the Servicing Agreement is hereby deleted in its entirety and replaced by the following:

On or before the tenth calendar day of each month (or if such day is not a Business Day, the immediately preceding Business Day), the Servicer shall furnish to the Master Servicer and the NIMS Insurer a delinquency report in the form set forth in Exhibit G-1, a monthly remittance advice in the form set forth in Exhibit G-2, and a realized loss report in the form set forth in Exhibit G-3, each in a mutually agreeable electronic format, as to the latest Due Period, together with such other information with respect to the Mortgage Loans as the Owner may reasonably require to allocate distributions made pursuant to this Agreement and to provide appropriate statements in connection therewith.

(xviii) The first paragraph of Section 6.01 ("Assignment Agreements") of the Servicing Agreement is hereby deleted in its entirety and replaced by the following:

The Servicer will, to the extent it has knowledge of any conveyance or prospective conveyance by any Mortgagor of a Mortgaged Property (whether by absolute conveyance or by contract of, sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under any "due-on-sale" clause to the extent permitted by law; provided, however, that the Servicer shall not exercise any such rights if prohibited by law or the terms of the Mortgage Note from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Primary Mortgage Insurance Policy, if any. If the Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, the Servicer, with the approval of the Master Servicer (which Master Servicer shall consult with and obtain the approval of the NIMS Insurer, such approval not to be unreasonably withheld), will enter into an assumption agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable State law, the Mortgagor remains liable thereon. Where an assumption is allowed pursuant to this Section 6.01, the Servicer, with the prior consent of the primary mortgage insurer, if any, is authorized to enter into a substitution of liability agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed pursuant to which the original mortgagor is released from liability and such Person is substituted as mortgagor and becomes liable under the related Mortgage Note. Any such substitution of liability agreement shall be in lieu of an assumption agreement.

(xix) [Reserved].

(xx) Paragraph 2 of Section 6.02 is hereby deleted in its entirety and replaced by the following:

In the event the Servicer satisfies or releases a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage (other than as a result of a modification of the Mortgage pursuant to this Agreement or a liquidation of the Mortgaged Property pursuant to this Agreement) or should it otherwise prejudice any right the Owner may have under the mortgage instruments, the Servicer shall remit to the Owner the then outstanding principal balance of the related Mortgage Loan by deposit thereof in the Custodial Account. The Servicer shall maintain the Fidelity Bond insuring the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

(xxi) Section 6.04(i) to the Servicing Agreement is hereby deleted in its entirety.

(xxii) Section 6.04(ii) to the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

On or before March 1 of each calendar year, commencing in 2007, the Servicer shall deliver to the Master Servicer (and upon receipt thereof, the Master Servicer shall promptly forward a copy to the NIMS Insurer), a statement of compliance addressed to the Master Servicer and signed by an authorized officer of the Servicer, to the effect that (a) a review of the Servicer's activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer's supervision, and
(b) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

(xxiii) [Reserved].

(xxiv) Section 6.05 to the Servicing Agreement is hereby deleted in its entirety and replaced with "Reserved".

(xxv) Section 6.06(a)(i) to the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

deliver to the Master Servicer (and upon receipt thereof, the Master Servicer shall promptly forward a copy to the NIMS Insurer) a report (in form and substance reasonably satisfactory to the Owner, such Master Servicer and such Depositor) regarding the Servicer's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed Master Servicer and signed by an authorized officer of the Servicer and shall address each of the "Applicable Servicing Criteria" specified on Exhibit E hereto;

(xxvi) Section 6.06(c) to the Servicing Agreement is hereby deleted in its entirety.

(xxvii) The words "the Owner, any Master Servicer and any Depositor" and "the Owner, such Master Servicer and such Depositor" in Section 6.06 of the Servicing Agreement are replaced by the words "the Master Servicer".

(xxviii) Section 6.07(i) to the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

Any failure by the Servicer, any Subservicer, or any Subcontractor to deliver any information, report, certification, accountants' letter or other material when and as required under Section 6.04, Section 6.05, Section 6.06 or Section 10.02, or any breach by the Servicer of a representation or warranty set forth in Section 10.02(e)(ii)(A), or in a writing furnished pursuant to Section 10.02(e)(ii)(B) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Servicer of a representation or warranty in a writing furnished pursuant to Section 10.02(e)(ii)(B) to the extent made as of a date subsequent to such closing date, shall, except as provided in sub-clause
(ii) of this Section, immediately and automatically, without notice or grace period, constitute an Event of Default with respect to the Servicer under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Owner or any Depositor, as applicable, (with the prior written consent of the NIMS Insurer) in its sole discretion to terminate the rights and obligations of the Servicer as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement or any applicable Reconstitution Agreement to the contrary) of any compensation to the Servicer and if the Servicer is servicing any of the Mortgage Loans in a Securitization Transaction, appoint a successor servicer reasonably acceptable to any Master Servicer of such Securitization Transaction; provided that to the extent than any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Servicer as servicer, such provision shall be given effect.

(xxix) Section 6.08 to the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

The Owner and the NIMS Insurer shall have the right to examine and audit, at its expense, upon reasonable notice to the Servicer, during business hours or at such other times as might be reasonable under applicable circumstances, any and all of the books, records, documentation or other information of the Servicer, or held by another for the Servicer or on its behalf or otherwise, which relate to the performance or observance by the Servicer of the terms, covenants or conditions of this Agreement.

The Servicer shall provide to the Owner and the NIMS Insurer access to any documentation regarding the Mortgage Loans in the possession of the Servicer which may be required by any supervisory agents or examiners representing a State or Federal governmental agency having jurisdiction over the Owner or the NIMS Insurer, including but not limited to the OTS, FDIC and other similar entities and by any applicable regulations. Such access shall be afforded without charge, upon reasonable request, during normal business hours and at the offices of the Servicer, and in accordance with the applicable Federal government agency, FDIC, OTS, or any other similar regulations.

Section 7.01 to the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

The Servicer shall furnish to the Owner and the NIMS Insurer upon request, during the term of this Agreement, such periodic, special or other reports or information, whether or not provided for herein, as shall be necessary, reasonable or appropriate with respect to the purposes of this Agreement. The Servicer may negotiate with the Owner and the NIMS Insurer for a reasonable fee for providing such report or information, unless the Servicer is required to supply such report or information pursuant to any other section of this Agreement. All such reports or information shall be provided by and in accordance with all reasonable instructions and directions given by the Owner and the NIMS Insurer. The Servicer agrees to execute and deliver all such instruments and take all such action as the Owner and the NIMS Insurer, from time to time, may reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

(xxx) Section 8.01 to the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

The Servicer agrees to indemnify the Owner and the NIMS Insurer and hold it harmless from and against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Owner or the NIMS Insurer may sustain in any way related to the failure of the Servicer to perform in any way its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement and for breach of any representation or warranty of the Servicer contained herein. The Servicer shall immediately notify the Owner and the NIMS Insurer if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the consent of the Owner and the NIMS Insurer and with counsel reasonably satisfactory to the Owner and the NIMS Insurer) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Owner or the NIMS Insurer in respect of such claim but failure to so notify the Owner or the NIMS Insurer shall not limit its obligations hereunder. The Servicer agrees that it will not enter into any settlement of any such claim without the consent of the Owner or the NIMS Insurer unless such settlement includes an unconditional release of the Owner from all liability that is the subject matter of such claim. The provisions of this Section 8.01 shall survive termination of this Agreement. In no event will either Owner or Servicer be liable to the other party to this Agreement for incidental or consequential damages, including, without limitation, loss of profit or loss of business or business opportunity, regardless of the form of action whether in contract, tort or otherwise.

(xxxi) Section 8.04 to the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

The Servicer shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer and the Owner with the prior written consent of the NIMS Insurer or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner and the NIMS Insurer which Opinion of Counsel shall be in form and substance acceptable to the Owner. No such resignation shall become effective until a successor shall have assumed the Servicer's responsibilities and obligations hereunder in the manner provided in Section 11.01.

(xxxii) Section 8.05 to the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

With respect to the retention of the Servicer to service the Mortgage Loans hereunder, the Servicer acknowledges that the Owner has acted in reliance upon the Servicer's independent status, the adequacy of its servicing facilities, plan, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof. Without in any way limiting the generality of this section, the Servicer shall not either assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion thereof, or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written approval of the Owner and the NIMS Insurer, which approval shall not be unreasonably withheld.

(xxxiii) Section 9.01(ii) to the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

any failure on the part of the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement, the breach of which has a material adverse effect and which continues unremedied for a period of forty-five (45) days (except that such number of days shall be fifteen in the case of a failure to pay any premium for any insurance policy required to be maintained under this Agreement and such failure shall be deemed to have a material adverse effect) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner or the NIMS Insurer; or

(xxxiv) Section 9.01(vii) to the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

the Servicer attempts to assign its right to servicing compensation hereunder or the Servicer attempts, without the consent of the Owner and the NIMS Insurer, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof except as otherwise permitted herein.

(xxxv) The last paragraph of Section 9.01 to the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Owner, by notice in writing to the Servicer may (with the prior written consent of the NIMS Insurer), in addition to whatever rights the Owner may have under Section 8.01 and at law or equity to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Servicer for the same. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 11.01. Upon written request from the Owner, the Servicer shall prepare, execute and deliver, any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Servicer's sole expense. The Servicer agrees to cooperate with the Owner and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans or any REO Property.

(xxxvi) Section 9.02 to the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

The Owner (with the prior written consent of the NIMS Insurer) may waive only by written notice any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived in writing.

(xxxvii) Section 10.01 to the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

The respective obligations and responsibilities of the Servicer shall terminate upon: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all REO Property and the remittance of all funds due hereunder; or (ii) by mutual consent of the Servicer and the Owner (with the prior written consent of the NIMS Insurer) in writing; or (iii) termination by the Owner (with the prior written consent of the NIMS Insurer) pursuant to Section 9.01. Simultaneously with any such termination and the transfer of servicing hereunder, the Servicer shall be entitled to be reimbursed for any outstanding Servicing Advances and Monthly Advances.

(xxxviii) The first two paragraphs of Section 11.01 to the Servicing Agreement are hereby deleted in its entirety and replaced with the following:

Prior to termination of the Servicer's responsibilities and duties under this Agreement pursuant to Sections 8.04, 9.01 or 10.01(ii), the Owner shall (i) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) (with the prior written consent of the NIMS Insurer) appoint a successor having the characteristics set forth in
Section 8.02 hereof and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement prior to the termination of the Servicer's responsibilities, duties and liabilities under this Agreement. In connection with such appointment and assumption, the Owner may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as the Owner and such successor shall agree (with the prior written consent of the NIMS Insurer). In the event that the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor acceptable to the NIMS Insurer shall be appointed pursuant to this section and shall in no event relieve the Servicer of the representations and warranties made pursuant to Article III and the remedies available to the Owner under Section 8.01, it being understood and agreed that the provisions of such Article III and Section 8.01 shall be applicable to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.

Any successor appointed as provided herein shall execute, acknowledge and deliver to the Servicer and to the Owner and the NIMS Insurer an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Servicer or this Agreement pursuant to Section 8.04, 9.01 or 10.01 shall not affect any claims that the Owner may have against the Servicer arising prior to any such termination or resignation.

(xxxix) Section 11.02 to the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

This Agreement may be amended from time to time by the Servicer and the Owner, with the prior written consent of the NIMS Insurer, by written agreement signed by the Servicer and the Owner, with the prior written consent of the NIMS Insurer.

(xl) Section 11.11 to the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

The Owner shall have the right, without the consent of the Servicer hereof, but with the prior written consent of the NIMS Insurer, to assign, in whole or in part, its interest under this Agreement with respect to some or all of the Mortgage Loans, and designate any person to exercise any rights of the Owner hereunder, by executing an assignment and assumption agreement reasonably acceptable to the Servicer and the assignee or designee shall accede to the rights and obligations hereunder of the Owner with respect to such Mortgage Loans. In no event shall Owner sell a partial interest in any Mortgage Loan. All references to the Owner in this Agreement shall be deemed to include its assignees or designees.

(xli) Section 11.15 to the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Trust Fund, Master Servicer, Depositor, NIMS Insurer (so long as the Notes issued by the NIM are outstanding) and the Trustee receive the benefits of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions. The Servicer shall have the same obligations to the Trust Fund, Master Servicer, Depositor, Trustee and NIMS Insurer as if they were parties to this Agreement, and the Trust Fund, Master Servicer, Depositor, Trustee and NIMS Insurer shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement. The Servicer shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Trust Fund, Master Servicer, Depositor, Trustee and NIMS Insurer hereunder (other than the right to indemnification) shall terminate upon termination of the Trust Agreement and of the Trust Fund pursuant to the Trust Agreement.

(xlii) Exhibits G-1, G-2 and G-3 to the Servicing Agreement are hereby added immediately following Exhibit F, substantially in the form of Attachment 3 to this Agreement, or the same information in such other form as the Company and the Master Servicer shall mutually agree.

(xliii) Exhibit E to the Servicing Agreement is hereby deleted in its entirety and replaced by a new Exhibit E, substantially in the form of Attachment 4 to this Agreement.

Section 4.01 All demands, notices and communications related to the Assigned Loans, the Servicing Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if sent by facsimile or personally delivered or mailed by registered mail, postage prepaid, as follows:

In the case of the Company,

Wells Fargo Bank, N.A.
1 Home Campus
Des Moines, Iowa 50328-001
Attention: John B. Brown, MAC X2302-033
Facsimile: (515) 324-3118

With a copy to,

Wells Fargo Bank, N.A.
1 Home Campus
Des Moines, Iowa 50328-0001
Attention: General Counsel MAC X2401-06T
Facsimile: (515) 213-5192

In the case of Assignee,

Mortgage Asset Securitization Transactions, Inc.
1285 Avenue of the Americas
New York, NY 10019
Attention: Legal Department
Telephone No.: (212) 713-2000

In the case of Assignor,

UBS Real Estate Securities Inc.
1285 Avenue of the Americas, 11th Floor
New York, NY 10021
Attention: Christopher G. Schmidt
Telephone No.: (212) 713-6049
Facsimile No.: (212) 713-2080

In the case of the Trustee:
U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, Minnesota 55107
Attention Structured Finance/MARM 2007-HF1

In the case of the NIMS Insurer:

Radian Insurance, Inc.
1601 Market Street
Philadelphia, Pennsylvania 19103
Attention: MASTR Alternative Loan NIM 2007-HF1 NIM Notes
Telephone: (800) 523-1988
Facsimile: (215) 563-3513


Section 4.02 Distributions shall be made by wire transfer of immediately available funds to Wells Fargo Bank, N.A., ABA #121-000-248, for credit to SAS Clearing; Account: 3970771416, for further credit to account # 53139200. Applicable statements should be mailed to Wells Fargo Bank, N.A., 9062 Old Annapolis Road, Columbia, Maryland. 21045-1951, Attn: Client Manager, MARM 2007-HF1.

Section 4.03 Each party will pay any commissions it has incurred and the reasonable fees of its attorneys in connection with the negotiations for, documenting of and closing of the transactions contemplated by this Agreement.

Section 4.04 NIMS Insurer. As of the date hereof, Radian Insurance, Inc. has been selected as the "NIMS Insurer".

Section 4.05 This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 4.06 No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced, with prior consent of the Trustee and the NIMS Insurer.

Section 4.07 This Agreement shall inure to the benefit of (i) the successors and assigns of the parties hereto, (ii) the Trustee and (iii) the NIMS Insurer. Any entity into which Assignor, Assignee or Company may be merged or consolidated, to the extent permitted hereunder and under the Servicing Agreement and the Pooling Agreement, shall, without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively, hereunder.

Section 4.08 Each of this Agreement and the Servicing Agreement shall survive the conveyance of the Assigned Loans and the assignment of the Agreements to the extent of the Assigned Loans by Assignor to Assignee and Assignee to the Trustee.

Section 4.09 This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

Section 4.10 In the event that any provision of this Agreement conflicts with any provision of any of the Servicing Agreement with respect to the Assigned Loans, the terms of this Agreement shall control.

Section 4.11 It is expressly understood and agreed by the parties hereto that
(i) this Agreement is executed and delivered by U.S. Bank National Association not individually or personally but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it under the terms of the Pooling Agreement, (ii) each of the representations, undertakings and agreements herein made on the part of the Trustee is made and intended not as personal representations, undertakings and agreements by U.S. Bank National Association but is made and intended for the purpose of binding only the Trust, and (iii) under no circumstances shall U.S. Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trustee on behalf of the Trust under this Agreement or any other related documents, as to all of which recourse shall be had solely to the assets of the Trust in accordance with the Pooling Agreement.


                               [SIGNATURE PAGE FOLLOWS]



IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
By: /s/ Sameer Tikoo
Name: Sameer Tikoo
Title: Associate Director


By: /s/ Lima Ekram
Name: Lima Ekram
Title: Director


UBS REAL ESTATE SECURITIES INC.
By: /s/ Sameer Tikoo
Name: Sameer Tikoo
Title: Associate Director


By: /s/ Lima Ekram
Name: Lima Ekram
Title: Director


WELLS FARGO BANK, N.A.
By: /s/ Ruth Kovalski
Name:  Ruth Kovalski
Title: Vice President



(page)
                                     ATTACHMENT 1

                                ASSIGNED LOAN SCHEDULE
                      As delivered to the Trustee on the Closing Date


(page)
                                     ATTACHMENT 2

                                SERVICING AGREEMENT
                            On File at McKee Nelson LLP

(page)


                                  ATTACHMENT 3

                      EXHIBIT G TO THE SERVICING AGREEMENT


Exhibit G-1: Standard File Layout - Delinquency Reporting

*The column/header names in bold are the minimum fields Wells Fargo must receive from every Servicer

Column/Header Name                                         Description            Decimal               Format
                                                                                                        Comment
---------------------------------- -------------------------------------------------------------- -------------------
SERVICER_LOAN_NBR                  A unique number assigned to a loan by the
                                   Servicer.  This may be different than the
                                   LOAN_NBR
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
LOAN_NBR                           A unique identifier assigned to each loan by
                                   the originator.
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
CLIENT_NBR                         Servicer Client Number
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
SERV_INVESTOR_NBR                  Contains a unique number as assigned by an
                                   external servicer to identify a group of
                                   loans in their system.
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
BORROWER_FIRST_NAME                First Name of the Borrower.
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
BORROWER_LAST_NAME                 Last name of the borrower.
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
PROP_ADDRESS                       Street Name and Number of Property
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
PROP_STATE                         The state where the  property located.
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
PROP_ZIP                           Zip code where the property is located.
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
BORR_NEXT_PAY_DUE_DATE             The date that the borrower's next payment is
                                   due to the servicer at the end                                 MM/DD/YYYY
                                   of processing cycle, as reported by Servicer.
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
LOAN_TYPE                          Loan Type (i.e. FHA, VA, Conv)
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
BANKRUPTCY_FILED_DATE              The date a particular bankruptcy claim was                     MM/DD/YYYY
                                   filed.
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
BANKRUPTCY_CHAPTER_CODE            The chapter under which the bankruptcy was
                                   filed.
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
BANKRUPTCY_CASE_NBR                The case number assigned by the court to the
                                   bankruptcy filing.
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
POST_PETITION_DUE_DATE             The payment due date once the bankruptcy has                   MM/DD/YYYY
                                   been approved by the courts
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
BANKRUPTCY_DCHRG_DISM_DATE         The Date The Loan Is Removed From Bankruptcy.                  MM/DD/YYYY
                                   Either by Dismissal, Discharged and/or a
                                   Motion For Relief Was Granted.
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
LOSS_MIT_APPR_DATE                 The Date The Loss Mitigation Was Approved By                   MM/DD/YYYY
                                   The Servicer
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
LOSS_MIT_TYPE                      The Type Of Loss Mitigation Approved For A
                                   Loan Such As;
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
LOSS_MIT_EST_COMP_DATE             The Date The Loss Mitigation /Plan Is                          MM/DD/YYYY
                                   Scheduled To End/Close
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
LOSS_MIT_ACT_COMP_DATE             The Date The Loss Mitigation Is Actually                       MM/DD/YYYY
                                   Completed
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
FRCLSR_APPROVED_DATE               The date DA Admin sends a letter to the                        MM/DD/YYYY
                                   servicer with instructions to  begin
                                   foreclosure proceedings.
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
ATTORNEY_REFERRAL_DATE             Date File Was Referred To Attorney to Pursue                   MM/DD/YYYY
                                   Foreclosure
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
FIRST_LEGAL_DATE                   Notice of 1st legal filed by an Attorney in a                  MM/DD/YYYY
                                   Foreclosure Action
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
FRCLSR_SALE_EXPECTED_DATE          The date by which a foreclosure sale is                        MM/DD/YYYY
                                   expected to occur.
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
FRCLSR_SALE_DATE                   The actual date of the foreclosure sale.                       MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
FRCLSR_SALE_AMT                    The amount a property sold for at the               2          No commas(,) or
                                   foreclosure sale.                                              dollar signs ($)
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
EVICTION_START_DATE                The date the servicer initiates eviction of                    MM/DD/YYYY
                                   the borrower.
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
EVICTION_COMPLETED_DATE            The date the court revokes legal possession                    MM/DD/YYYY
                                   of the property from the borrower.
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
LIST_PRICE                         The price at which an REO property is               2          No commas(,) or
                                   marketed.                                                      dollar signs ($)
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
LIST_DATE                          The date an REO property is listed at a                        MM/DD/YYYY
                                   particular price.
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
OFFER_AMT                          The dollar value of an offer for an REO             2          No commas(,) or
                                   property.                                                      dollar signs ($)
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
OFFER_DATE_TIME                    The date an offer is received by DA Admin or                   MM/DD/YYYY
                                   by the Servicer.
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
REO_CLOSING_DATE                   The date the REO sale of the property is                       MM/DD/YYYY
                                   scheduled to close.
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
REO_ACTUAL_CLOSING_DATE            Actual Date Of REO Sale                                        MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
OCCUPANT_CODE                      Classification of how the property is
                                   occupied.
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
PROP_CONDITION_CODE                A code that indicates the condition of the
                                   property.
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
PROP_INSPECTION_DATE               The date a  property inspection is performed.                  MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
APPRAISAL_DATE                     The date the appraisal was done.                               MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
CURR_PROP_VAL                      The current "as is" value of the property           2
                                   based on brokers price opinion or appraisal.
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
REPAIRED_PROP_VAL                  The amount the property would be worth if
                                   repairs are completed pursuant to a
                                   broker's price opinion or appraisal.
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
If applicable:
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
DELINQ_STATUS_CODE                 FNMA Code Describing Status of Loan
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
DELINQ_REASON_CODE                 The circumstances which caused a borrower to
                                   stop paying on a loan. Code indicates the
                                   reason why the loan is in default for this
                                   cycle.
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
MI_CLAIM_FILED_DATE                Date Mortgage Insurance Claim Was Filed With                   MM/DD/YYYY
                                   Mortgage Insurance Company.
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
MI_CLAIM_AMT                       Amount of Mortgage Insurance Claim Filed                       No commas(,) or
                                                                                                  dollar signs ($)
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
MI_CLAIM_PAID_DATE                 Date Mortgage Insurance Company Disbursed                      MM/DD/YYYY
                                   Claim Payment
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
MI_CLAIM_AMT_PAID                  Amount Mortgage Insurance Company Paid On           2          No commas(,) or
                                   Claim                                                          dollar signs ($)
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
POOL_CLAIM_FILED_DATE              Date Claim Was Filed With Pool Insurance                       MM/DD/YYYY
                                   Company
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
POOL_CLAIM_AMT                     Amount of Claim Filed With Pool Insurance           2          No commas(,) or
                                   Company                                                        dollar signs ($)
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
POOL_CLAIM_PAID_DATE               Date Claim Was Settled and The Check Was                       MM/DD/YYYY
                                   Issued By The Pool Insurer
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
POOL_CLAIM_AMT_PAID                Amount Paid On Claim By Pool Insurance              2          No commas(,) or
                                   Company                                                        dollar signs ($)
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
FHA_PART_A_CLAIM_FILED_DATE         Date FHA Part A Claim Was Filed With HUD                      MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
FHA_PART_A_CLAIM_AMT                Amount of FHA Part A Claim Filed                   2          No commas(,) or
                                                                                                  dollar signs ($)
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
FHA_PART_A_CLAIM_PAID_DATE          Date HUD Disbursed Part A Claim Payment                       MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
FHA_PART_A_CLAIM_PAID_AMT           Amount HUD Paid on Part A Claim                    2          No commas(,) or
                                                                                                  dollar signs ($)
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
FHA_PART_B_CLAIM_FILED_DATE         Date FHA Part B Claim Was Filed With HUD                      MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
FHA_PART_B_CLAIM_AMT                Amount of FHA Part B Claim Filed                   2          No commas(,) or
                                                                                                  dollar signs ($)
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
FHA_PART_B_CLAIM_PAID_DATE          Date HUD Disbursed Part B Claim Payment                       MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
FHA_PART_B_CLAIM_PAID_AMT           Amount HUD Paid on Part B Claim                    2          No commas(,) or
                                                                                                  dollar signs ($)
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
VA_CLAIM_FILED_DATE                 Date VA Claim Was Filed With the Veterans                     MM/DD/YYYY
                                    Admin
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
VA_CLAIM_PAID_DATE                  Date Veterans Admin. Disbursed VA Claim                       MM/DD/YYYY
                                    Payment
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
VA_CLAIM_PAID_AMT                   Amount Veterans Admin. Paid on VA Claim            2          No commas(,) or
                                                                                                  dollar signs ($)
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
MOTION_FOR_RELIEF_DATE             The date the Motion for Relief was filed                   10  MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
FRCLSR_BID_AMT                     The foreclosure sale bid amount                            11  No commas(,) or
                                                                                                  dollar signs ($)
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
FRCLSR_SALE_TYPE                   The foreclosure sales results: REO, Third
                                   Party, Conveyance to HUD/VA
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
REO_PROCEEDS                       The net proceeds from the sale of the REO                      No commas(,) or
                                   property.                                                      dollar signs ($)
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
BPO_DATE                           The date the BPO was done.
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
CURRENT_FICO                       The current FICO score
---------------------------------- -------------------------------------------------------------- -------------------
---------------------------------- -------------------------------------------------------------- -------------------
HAZARD_CLAIM_FILED_DATE            The date the Hazard Claim was filed with the               10  MM/DD/YYYY
                                   Hazard Insurance Company.
---------------------------------- -------------------------------------------------------------- -------------------
----------------------------------
HAZARD_CLAIM_AMT                   The amount of the Hazard Insurance Claim                   11  No commas(,) or
                                   filed.                                                         dollar signs ($)
---------------------------------- -------------------------------------------------------------- -------------------
----------------------------------
HAZARD_CLAIM_PAID_DATE             The date the Hazard Insurance Company                      10  MM/DD/YYYY
                                   disbursed the claim payment.
---------------------------------- -------------------------------------------------------------- -------------------
----------------------------------
HAZARD_CLAIM_PAID_AMT              The amount the Hazard Insurance Company paid               11  No commas(,) or
                                   on the claim.                                                  dollar signs ($)
---------------------------------- -------------------------------------------------------------- -------------------
----------------------------------
ACTION_CODE                        Indicates loan status                                          Number
---------------------------------- -------------------------------------------------------------- -------------------
----------------------------------
NOD_DATE                            Notice of Default date                                        MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- -------------------
----------------------------------
NOI_DATE                            Notice of Intention to F/C date                               MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- -------------------
----------------------------------
ACTUAL_PAYMENT_PLAN_START_DATE      Date the loss mitigation payment plan starts                  MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- -------------------
----------------------------------
ACTUAL_PAYMENT_ PLAN_END_DATE       Date the loss mitigation payment plan is                      MM/DD/YYYY
                                    scheduled to end
---------------------------------- -------------------------------------------------------------- -------------------
----------------------------------
ACTUAL_REO_START_DATE               Date the loan moved into REO status                           MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- -------------------
----------------------------------
REO_SALES_PRICE                     The price the property sold for in REO                        Number
---------------------------------- -------------------------------------------------------------- -------------------
----------------------------------
REALIZED_LOSS/GAIN                  As defined in the Servicing Agreement                          Number
---------------------------------- -------------------------------------------------------------- -------------------


Exhibit G-1: Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:
    -------------
o        ASUM-   Approved Assumption
o        BAP-    Borrower Assistance Program
o        CO-     Charge Off
o        DIL-    Deed-in-Lieu
o        FFA-    Formal Forbearance Agreement
o        MOD-    Loan Modification
o        PRE-    Pre-Sale
o        SS-     Short Sale
o        MISC-   Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:
o        Mortgagor
o        Tenant
o        Unknown
o        Vacant

The Property Condition field should show the last reported condition of the property as follows:
o        Damaged
o        Excellent
o        Fair
o        Gone
o        Good
o        Poor
o        Special Hazard
o        Unknown


(page)


Exhibit G-1: Standard File Codes - Delinquency Reporting, Continued

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

--------------------------------------- ----------------------------------------------------------------------------
Delinquency Code                        Delinquency Description
--------------------------------------- ----------------------------------------------------------------------------
001                                     FNMA-Death of principal mortgagor
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
002                                     FNMA-Illness of principal mortgagor
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
003                                     FNMA-Illness of mortgagor's family member
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
004                                     FNMA-Death of mortgagor's family member
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
005                                     FNMA-Marital difficulties
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
006                                     FNMA-Curtailment of income
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
007                                     FNMA-Excessive Obligation
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
008                                     FNMA-Abandonment of property
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
009                                     FNMA-Distant employee transfer
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
011                                     FNMA-Property problem
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
012                                     FNMA-Inability to sell property
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
013                                     FNMA-Inability to rent property
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
014                                     FNMA-Military Service
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
015                                     FNMA-Other
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
016                                     FNMA-Unemployment
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
017                                     FNMA-Business failure
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
019                                     FNMA-Casualty loss
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
022                                     FNMA-Energy environment costs
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
023                                     FNMA-Servicing problems
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
026                                     FNMA-Payment adjustment
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
027                                     FNMA-Payment dispute
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
029                                     FNMA-Transfer of ownership pending
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
030                                     FNMA-Fraud
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
031                                     FNMA-Unable to contact borrower
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
INC                                     FNMA-Incarceration
--------------------------------------- ----------------------------------------------------------------------------



(page)


Exhibit G-1: Standard File Codes - Delinquency Reporting, Continued

The FNMA Delinquent Status Code field should show the Status of Default as follows:

---------------------------- --------------------------------------------------------------------------
  Status Code                Status Description
---------------------------- --------------------------------------------------------------------------
       09                    Forbearance
---------------------------- --------------------------------------------------------------------------
---------------------------- --------------------------------------------------------------------------
       17                    Pre-foreclosure Sale Closing Plan Accepted
---------------------------- --------------------------------------------------------------------------
---------------------------- --------------------------------------------------------------------------
       24                    Government Seizure
---------------------------- --------------------------------------------------------------------------
---------------------------- --------------------------------------------------------------------------
       26                    Refinance
---------------------------- --------------------------------------------------------------------------
---------------------------- --------------------------------------------------------------------------
       27                    Assumption
---------------------------- --------------------------------------------------------------------------
---------------------------- --------------------------------------------------------------------------
       28                    Modification
---------------------------- --------------------------------------------------------------------------
---------------------------- --------------------------------------------------------------------------
       29                    Charge-Off
---------------------------- --------------------------------------------------------------------------
---------------------------- --------------------------------------------------------------------------
       30                    Third Party Sale
---------------------------- --------------------------------------------------------------------------
---------------------------- --------------------------------------------------------------------------
       31                    Probate
---------------------------- --------------------------------------------------------------------------
---------------------------- --------------------------------------------------------------------------
       32                    Military Indulgence
---------------------------- --------------------------------------------------------------------------
---------------------------- --------------------------------------------------------------------------
       43                    Foreclosure Started
---------------------------- --------------------------------------------------------------------------
---------------------------- --------------------------------------------------------------------------
       44                    Deed-in-Lieu Started
---------------------------- --------------------------------------------------------------------------
---------------------------- --------------------------------------------------------------------------
       49                    Assignment Completed
---------------------------- --------------------------------------------------------------------------
---------------------------- --------------------------------------------------------------------------
       61                    Second Lien Considerations
---------------------------- --------------------------------------------------------------------------
---------------------------- --------------------------------------------------------------------------
       62                    Veteran's Affairs-No Bid
---------------------------- --------------------------------------------------------------------------
---------------------------- --------------------------------------------------------------------------
       63                    Veteran's Affairs-Refund
---------------------------- --------------------------------------------------------------------------
---------------------------- --------------------------------------------------------------------------
       64                    Veteran's Affairs-Buydown
---------------------------- --------------------------------------------------------------------------
---------------------------- --------------------------------------------------------------------------
       65                    Chapter 7 Bankruptcy
---------------------------- --------------------------------------------------------------------------
---------------------------- --------------------------------------------------------------------------
       66                    Chapter 11 Bankruptcy
---------------------------- --------------------------------------------------------------------------
---------------------------- --------------------------------------------------------------------------
       67                    Chapter 13 Bankruptcy
---------------------------- --------------------------------------------------------------------------







(page)


Exhibit G-2: Standard File Layout - Master Servicing

-------------------------------------------------------------------------------------- ------------- --------------------- ---------
Column Name             Description                                                    Decimal       Format Comment
                                                                                                                           Max Size
-------------------------------------------------------------------------------------- ------------- --------------------- ---------
-------------------------------------------------------------------------------------- ------------- --------------------- ---------
Each file requires the following fields:
--------------------------------------------------------------------------------------------------- -------------------------------
---------------------- ---------------------------------------------------------------------------- -------------------------------
SER_INVESTOR_NBR       A value assigned by the Servicer to define a group of loans.                 Text up to 20 digits
                                                                                                                                20
---------------------- ---------------------------------------------------------------------------- -------------------------------
---------------------- ---------------------------------------------------------------------------- -------------------------------
LOAN_NBR               A unique identifier assigned to each loan by the investor.                   Text up to 10 digits
                                                                                                                                10
---------------------- ---------------------------------------------------------------------------- -------------------------------
---------------------- ---------------------------------------------------------------------------- -------------------------------
SERVICER_LOAN_NBR      A unique number assigned to a loan by the Servicer.  This may                Text up to 10 digits
                       be different than the LOAN_NBR.                                                                          10
---------------------- ---------------------------------------------------------------------------- -------------------------------
---------------------- ---------------------------------------------------------------------------- -------------------------------
SCHED_PAY_AMT          Scheduled monthly principal and scheduled interest payment that           2  No commas(,) or dollar
                       a borrower is expected to pay, P&I constant.                                 signs ($)                   11
---------------------- ---------------------------------------------------------------------------- -------------------------------
---------------------- ---------------------------------------------------------------------------- -------------------------------
NOTE_INT_RATE          The loan interest rate as reported by the Servicer.                       4  Max length of 6
                                                                                                                                 6
---------------------- ---------------------------------------------------------------------------- -------------------------------
---------------------- ---------------------------------------------------------------------------- -------------------------------
NET_INT_RATE           The loan gross interest rate less the service fee rate as                 4  Max length of 6
                       reported by the Servicer.                                                                                 6
---------------------- ---------------------------------------------------------------------------- -------------------------------
---------------------- ---------------------------------------------------------------------------- -------------------------------
SERV_FEE_RATE          The servicer's fee rate for a loan as reported by the Servicer.           4  Max length of 6
                                                                                                                                 6
---------------------- ---------------------------------------------------------------------------- -------------------------------
---------------------- ---------------------------------------------------------------------------- -------------------------------
SERV_FEE_AMT           The servicer's fee amount for a loan as reported by the                   2  No commas(,) or dollar
                       Servicer.                                                                    signs ($)                   11
---------------------- ---------------------------------------------------------------------------- -------------------------------
---------------------- ---------------------------------------------------------------------------- -------------------------------
NEW_PAY_AMT            The new loan payment amount as reported by the Servicer.                  2  No commas(,) or dollar
                                                                                                    signs ($)                   11
---------------------- ---------------------------------------------------------------------------- -------------------------------
---------------------- ---------------------------------------------------------------------------- -------------------------------
NEW_LOAN_RATE          The new loan rate as reported by the Servicer.                            4  Max length of 6
                                                                                                                                 6
---------------------- ---------------------------------------------------------------------------- -------------------------------
---------------------- ---------------------------------------------------------------------------- -------------------------------
ARM_INDEX_RATE         The index the Servicer is using to calculate a forecasted rate.           4  Max length of 6
                                                                                                                                 6
---------------------- ---------------------------------------------------------------------------- -------------------------------
---------------------- ---------------------------------------------------------------------------- -------------------------------
ACTL_BEG_PRIN_BAL      The borrower's actual principal balance at the beginning of the           2  No commas(,) or dollar
                       processing cycle.                                                            signs ($)                   11
---------------------- ---------------------------------------------------------------------------- -------------------------------
---------------------- ---------------------------------------------------------------------------- -------------------------------
ACTL_END_PRIN_BAL      The borrower's actual principal balance at the end of the                 2  No commas(,) or dollar
                       processing cycle.                                                            signs ($)                   11
---------------------- ---------------------------------------------------------------------------- -------------------------------
---------------------- ---------------------------------------------------------------------------- -------------------------------
BORR_NEXT_PAY_DUE_DATE The date at the end of processing cycle that the borrower's                  MM/DD/YYYY
                       next payment is due to the Servicer, as reported by Servicer.                                            10
---------------------- ---------------------------------------------------------------------------- -------------------------------
---------------------- ---------------------------------------------------------------------------- -------------------------------
SERV_CURT_AMT_1        The first curtailment amount to be applied.                               2  No commas(,) or dollar
                                                                                                    signs ($)                   11
---------------------- ---------------------------------------------------------------------------- -------------------------------
---------------------- ---------------------------------------------------------------------------- -------------------------------
SERV_CURT_DATE_1       The curtailment date associated with the first curtailment                   MM/DD/YYYY
                       amount.                                                                                                   10
---------------------- ---------------------------------------------------------------------------- -------------------------------
---------------------- ---------------------------------------------------------------------------- -------------------------------
CURT_ADJ_ AMT_1        The curtailment interest on the first curtailment amount, if              2  No commas(,) or dollar
                       applicable.                                                                  signs ($)                   11
---------------------- ---------------------------------------------------------------------------- -------------------------------
---------------------- ---------------------------------------------------------------------------- -------------------------------
SERV_CURT_AMT_2        The second curtailment amount to be applied.                              2  No commas(,) or dollar
                                                                                                    signs ($)                   11
---------------------- ---------------------------------------------------------------------------- -------------------------------
---------------------- ---------------------------------------------------------------------------- -------------------------------
SERV_CURT_DATE_2       The curtailment date associated with the second curtailment                  MM/DD/YYYY                   10
                       amount.
---------------------- ---------------------------------------------------------------------------- -------------------------------
---------------------- ---------------------------------------------------------------------------- -------------------------------
CURT_ADJ_ AMT_2        The curtailment interest on the second curtailment amount, if             2  No commas(,) or dollar
                       applicable.                                                                  signs ($)                   11
---------------------- ---------------------------------------------------------------------------- -------------------------------




(page)

Exhibit G-2: Continued                         Standard Loan Level File Layout

------------------------------------------------------------------------------------------- --------------------------------------
------------------------------------------------------------------------------------------- --------------------------------------
Column Name               Description                                                     Decimal Format Comment
                                                                                                                            Max
                                                                                                                           Size
------------------------------------------------------------------------------------------- ---- -------------------------------
------------------------------------------------------------------------------------------- ---- -------------------------------
SERV_CURT_AMT_3           The third curtailment amount to be applied.                         2  No commas(,) or dollar
                                                                                                 signs ($)                   11
------------------------------------------------------------------------------------------- ---- -------------------------------
------------------------------------------------------------------------------------------- ---- -------------------------------
SERV_CURT_DATE_3          The curtailment date associated with the third curtailment             MM/DD/YYYY                   10
                          amount.
------------------------------------------------------------------------------------------- ---- -------------------------------
------------------------------------------------------------------------------------------- ---- -------------------------------
CURT_ADJ_AMT_3            The curtailment interest on the third curtailment amount, if        2  No commas(,) or dollar
                          applicable.                                                            signs ($)                   11
------------------------------------------------------------------------------------------- ---- -------------------------------
------------------------------------------------------------------------------------------- ---- -------------------------------
PIF_AMT                   The loan "paid in full" amount as reported by the Servicer.         2  No commas(,) or dollar
                                                                                                 signs ($)                   11
------------------------------------------------------------------------------------------- ---- -------------------------------
------------------------------------------------------------------------------------------- ---- -------------------------------
PIF_DATE                  The paid in full date as reported by the Servicer.                     MM/DD/YYYY
                                                                                                                             10
------------------------------------------------------------------------------------------- ---- -------------------------------
------------------------------------------------------------------------------------------- ---- -------------------------------
                                                                                                 Action Code Key:
ACTION_CODE               The standard FNMA numeric code used to indicate the                    15=Bankruptcy,               2
                          default/delinquent status of a particular loan.                        30=Foreclosure,,
                                                                                                 60=PIF, 63=Substitution,
                                                                                                 65=Repurchase,70=REO
------------------------------------------------------------------------------------------- ---- -------------------------------
------------------------------------------------------------------------------------------- ---- -------------------------------
INT_ADJ_AMT               The amount of the interest adjustment as reported by the            2  No commas(,) or dollar
                          Servicer.                                                              signs ($)                   11
------------------------------------------------------------------------------------------- ---- -------------------------------
------------------------------------------------------------------------------------------- ---- -------------------------------
SOLDIER_SAILOR_ADJ_AMT    The Soldier and Sailor Adjustment amount, if applicable.            2  No commas(,) or dollar
                                                                                                 signs ($)                   11
------------------------------------------------------------------------------------------- ---- -------------------------------
------------------------------------------------------------------------------------------- ---- -------------------------------
NON_ADV_LOAN_AMT          The Non Recoverable Loan Amount, if applicable.                     2  No commas(,) or dollar
                                                                                                 signs ($)                   11
------------------------------------------------------------------------------------------- ---- -------------------------------
------------------------------------------------------------------------------------------- ---- -------------------------------
LOAN_LOSS_AMT             The amount the Servicer is passing as a loss, if applicable.        2  No commas(,) or dollar
                                                                                                 signs ($)                   11
------------------------------------------------------------------------------------------- ---- -------------------------------
------------------------------------------------------------------------------------------- ---- -------------------------------
Plus the following applicable fields:
------------------------------------------------------------------------------------------- ---- -------------------------------
------------------------------------------------------------------------------------------- ---- -------------------------------
SCHED_BEG_PRIN_BAL        The scheduled outstanding principal amount due at the beginning     2  No commas(,) or dollar
                          of the cycle date to be passed through to investors.                   signs ($)                   11
------------------------------------------------------------------------------------------- ---- -------------------------------
------------------------------------------------------------------------------------------- ---- -------------------------------
SCHED_END_PRIN_BAL        The scheduled principal balance due to investors at the end of      2  No commas(,) or dollar
                          a processing cycle.                                                    signs ($)                   11
------------------------------------------------------------------------------------------- ---- -------------------------------
------------------------------------------------------------------------------------------- ---- -------------------------------
SCHED_PRIN_AMT            The scheduled principal amount as reported by the Servicer for      2  No commas(,) or dollar
                          the current cycle -- only applicable for Scheduled/Scheduled           signs ($)                   11
                          Loans.
------------------------------------------------------------------------------------------- ---- -------------------------------
------------------------------------------------------------------------------------------- ---- -------------------------------
SCHED_NET_INT             The scheduled gross interest amount less the service fee amount     2  No commas(,) or dollar
                          for the current cycle as reported by the Servicer -- only              signs ($)                   11
                          applicable for Scheduled/Scheduled Loans.
------------------------------------------------------------------------------------------- ---- -------------------------------
------------------------------------------------------------------------------------------- ---- -------------------------------
ACTL_PRIN_AMT             The actual principal amount collected by the Servicer for the       2  No commas(,) or dollar
                          current reporting cycle -- only applicable for Actual/Actual           signs ($)                   11
                          Loans.
------------------------------------------------------------------------------------------- ---- -------------------------------
------------------------------------------------------------------------------------------- ---- -------------------------------
ACTL_NET_INT              The actual gross interest amount less the service fee amount        2  No commas(,) or dollar
                          for the current reporting cycle as reported by the Servicer --         signs ($)                   11
                          only applicable for Actual/Actual Loans.
------------------------------------------------------------------------------------------- ---- -------------------------------
------------------------------------------------------------------------------------------- ---- -------------------------------
PREPAY_PENALTY_ AMT       The penalty amount received when a borrower prepays on his loan     2  No commas(,) or dollar
                          as reported by the Servicer.                                           signs ($)                   11
------------------------------------------------------------------------------------------- ---- -------------------------------
------------------------------------------------------------------------------------------- ---- -------------------------------
PREPAY_PENALTY_ WAIVED    The prepayment penalty amount for the loan waived by the            2  No commas(,) or dollar
                          servicer.                                                              signs ($)                   11
------------------------------------------------------------------------------------------- ---- -------------------------------






(page)
---------------------------------------------- ----------------------------------------------------------------- ------------- -----
Exhibit G-2: Continued     Standard Loan Level File Layout

-------------------------- ----------------------------------------------------------------- ------------- -------------------------
-------------------------- ----------------------------------------------------------------- ---------- ----------------------------
Column Name                Description                                                       Decimal  Format Comment
                                                                                                                            Max Size
-------------------------- ----------------------------------------------------------------- ------- -------------------------------
-------------------------- ----------------------------------------------------------------- ------- -------------------------------
MOD_DATE                   The Effective Payment Date of the Modification for the loan.              MM/DD/YYYY
                                                                                                                                 10
-------------------------- ----------------------------------------------------------------- ------- -------------------------------
-------------------------- ----------------------------------------------------------------- ------- -------------------------------
MOD_TYPE                   The Modification Type.                                                    Varchar - value can be
                                                                                                     alpha or numeric            30
-------------------------- ----------------------------------------------------------------- ------- -------------------------------
-------------------------- ----------------------------------------------------------------- ------- -------------------------------
DELINQ_P&I_ADVANCE_AMT     The current outstanding principal and interest advances made by        2  No commas(,) or dollar
                           Servicer.                                                                 signs ($)                   11
-------------------------- ----------------------------------------------------------------- ------- -------------------------------
-------------------------- ----------------------------------------------------------------- ------- -------------------------------
                           Flag to indicate if the repurchase of a loan is due to a breach           Y=Breach
BREACH_FLAG                of Representations and Warranties                                         N=NO Breach                  1
                                                                                                     Let blank if N/A
-------------------------- ----------------------------------------------------------------- ------- -------------------------------


(page)


Exhibit G-2: Monthly Summary Report by Single Investor
MONTHLY SUMMARY REPORT
For Month Ended: mm/dd/yyyy
Servicer Name
Prepared by:
Investor Nbr


Section 1. Remittances and Ending Balances - Required Data


Beginning                Ending                  Total Monthly                  Total Ending Unpaid        Total Monthly Principal
Loan Count               Loan Count              Remittance Amount              Principal Balance          Balance
0                        0                       $0.00                          $0.00                      $0.00



Principal Calculation
1. Monthly Principal Due                                                + $0.00
2. Current Curtailments                                                 + $0.00
3. Liquidations                                                         + $0.00
4. Other (attach explanation)                                           + $0.00
5. Principal Due                                                          $0.00
6. Interest (reported "gross")                                          + $0.00
7. Interest Adjustments on Curtailments                                 + $0.00
8. Servicing Fees                                                       - $0.00
9. Other Interest (attach explanation)                                  + $0.00
10. Interest Due           (need to subtract ser fee)                     $0.00

Remittance Calculation
11. Total Principal and Interest Due (lines 5+10)                       + $0.00
12. Reimbursement of Non-Recoverable Advances                           - $0.00
13. Total Realized gains                                                + $0.00
14. Total Realized Losses                                               - $0.00
15. Total Prepayment Penalties                                          + $0.00
16. Total Non-Supported Compensating Interest                           - $0.00
17. Other (attach explanation)                                            $0.00
18. Net Funds Due on or before Remittance Date                          $ $0.00



Section 2. Delinquency Report - Optional Data for Loan Accounting
Installments Delinquent

Total No.        Total No.                                                        In               Real Estate       Total Dollar
of               of                  30-         60-            90 or more        Foreclosure      Owned             Amount of
Loans            Delinquencies       Days        Days           Days              (Optional)       (Optional)        Delinquencies
0                0                   0           0              0                 0                0                 $0.00




Section 3. REG AB Summary Reporting - REPORT ALL APPLICABLE FIELDS3

REG AB FIELDS                                                    LOAN COUNT                                  BALANCE
PREPAYMENT PENALTY AMT                                                0                                       $0.00
PREPAYMENT PENALTY AMT WAIVED                                         0                                       $0.00
DELINQUENCY P&I AMOUNT                                                0                                       $0.00




(page)


Exhibit G-3: Calculation of Realized Loss/Gain Form 332 Instruction Sheet

NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.




The numbers on the 332 form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:

1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12. Complete as applicable.  Required documentation:

* For taxes and insurance advances see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

 *  For escrow advances - complete payment history

    (to calculate advances from last positive escrow balance forward)

*  Other expenses -  copies of corporate advance history showing all payments

*  REO repairs > $1500 require explanation

*  REO repairs >$3000 require evidence of at least 2 bids.

* Short Sale or Charge Off require P&L supporting the decision and WFBs approved Servicing Officer certification.

*  Unusual or extraordinary items may require further documentation.

13. The total of lines 1 through 12.

Credits:

14-21. Complete as applicable.  Required documentation:

* Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney Letter of Proceeds Breakdown.

*  Copy of EOB for any MI or gov't guarantee

*  All other credits need to be clearly defined on the 332 form

22. The total of lines 14 through 21.

(page)


Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.



Total Realized Loss (or Amount of Any Gain)

23. The total derived from subtracting line 22 from 13.  If the amount
    represents a realized gain, show the amount in parenthesis (   ).



Exhibit G-3A: Calculation of Realized Loss/Gain Form 332



Prepared by:  __________________                     Date:  _______________
Phone:  ______________________   Email Address:_____________________

------------------------------------------        -----------------------------------       --------------------------------------
Servicer Loan No.                                 Servicer Name                             Servicer Address


------------------------------------------        -----------------------------------       --------------------------------------


         WELLS FARGO BANK, N.A. Loan No._____________________________
         Borrower's Name: ______________________________________________________
         Property Address:______________________________________________________

         Liquidation Type:   REO Sale        3rd Party Sale     Short Sale   Charge Off

         Was this loan granted a Bankruptcy deficiency or cramdown     Yes      No
         If "Yes", provide deficiency or cramdown amount  _____________________________

         Liquidation and Acquisition Expenses:
         (1)  Actual Unpaid Principal Balance of Mortgage Loan         $ ______________ (1)
         (2)  Interest accrued at Net Rate                              ________________(2)
         (3)  Accrued Servicing Fees                                    ________________(3)
         (4)  Attorney's Fees                                           ________________(4)
         (5)  Taxes (see page 2)                                        ________________(5)
         (6)  Property Maintenance                                      ________________(6)
         (7)  MI/Hazard Insurance Premiums (see page 2)                 ________________(7)
         (8)  Utility Expenses                                          ________________(8)
         (9)  Appraisal/BPO                                             ________________(9)
         (10) Property Inspections                                      ________________(10)
         (11) FC Costs/Other Legal Expenses                             ________________(11)
         (12) Other (itemize)                                          $________________(12)
                  Cash for Keys__________________________               ________________(12)
                  HOA/Condo Fees_______________________                 ________________(12)
                  ______________________________________                ________________(12)

                  Total Expenses                                      $ _______________(13)
         Credits:
         (14) Escrow Balance                                          $ _______________(14)
         (15) HIP Refund                                               ________________(15)
         (16) Rental Receipts                                          ________________(16)
         (17) Hazard Loss Proceeds                                     ________________(17)
         (18) Primary Mortgage Insurance / Gov't Insurance             ________________(18a)
          HUD Part A

                                                                         ________________ 18b)

          HUD Part B
         (19) Pool Insurance Proceeds                                  ________________ (19)
         (20) Proceeds from Sale of Acquired Property                  ________________ (20)
         (21) Other (itemize)                                          ________________ (21)
              _________________________________________                ________________ (21)

              Total Credits                                            $________________(22)

         Total Realized Loss (or Amount of Gain)                       $________________(23)








(page)





Escrow Disbursement Detail

Type               Date Paid         Period of         Total Paid        Base              Penalties              Interest
(Tax /Ins.)                          Coverage                            Amount




(page)
                                  ATTACHMENT 4

                    NEW EXHIBIT E TO THE SERVICING AGREEMENT

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

         The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

                                                        Servicing Criteria                                  Applicable
                                                                                                             Servicing
                                                                                                             Criteria
----------------------------------------------------------------------------------------------------- ------------------------
-------------------------- -------------------------------------------------------------------------- ------------------------

        Reference                                                          Criteria
-------------------------- -------------------------------------------------------------------------- ------------------------
-------------------------- -------------------------------------------------------------------------- ------------------------

                                                               General Servicing Considerations
--------------------------                                                                            ------------------------
--------------------------                                                                            ------------------------

--------------------------                                                                            ------------------------
--------------------------                                                                            ------------------------
1122(d)(1)(i)              Policies and procedures are instituted to monitor                                     X
                           any performance or other triggers and events of
                           default in accordance with the transaction agreements.
--------------------------                                                                            ------------------------
--------------------------                                                                            ------------------------
1122(d)(1)(ii)                                                                                                   X
                           If any material servicing activities are outsourced
                           to third parties, policies and procedures are
                           instituted to monitor the third party's performance
                           and compliance with such servicing activities.
--------------------------                                                                            ------------------------
--------------------------                                                                            ------------------------

                           Any requirements in the transaction agreements to
                           maintain a back-up servicer for the mortgage loans
1122(d)(1)(iii)            are maintained.
--------------------------                                                                            ------------------------
--------------------------                                                                            ------------------------
                                                                                                                 X
                           A fidelity bond and errors and omissions policy is in
                           effect on the party participating in the servicing
                           function throughout the reporting period in the
                           amount of coverage required by and otherwise
1122(d)(1)(iv)             in accordance with the terms of the transaction agreements.
--------------------------                                                                            ------------------------
--------------------------                                                                            ------------------------

                              Cash Collection and Administration
--------------------------                                                                            ------------------------
--------------------------                                                                            ------------------------
1122(d)(2)(i)                                                                                                    X
                           Payments on mortgage loans are deposited into the
                           appropriate custodial bank accounts and related bank
                           clearing accounts no more than two business days
                           following receipt, or such other number of days
                           specified in the transaction agreements.
--------------------------                                                                            ------------------------
--------------------------                                                                            ------------------------
                                                                                                                 X
                           Disbursements made via wire transfer on behalf of an
                           obligor or to an investor are made only by
1122(d)(2)(ii)             authorized personnel.
--------------------------                                                                            ------------------------
--------------------------                                                                            ------------------------
                                                                                                                 X
                           Advances of funds or guarantees regarding
                           collections, cash flows or distributions, and any
                           interest or other fees charged for such advances, are
                           made, reviewed and approved as specified in the
                           transaction agreements.
1122(d)(2)(iii)
--------------------------                                                                            ------------------------
--------------------------                                                                            ------------------------
                                                                                                                 X
                           The related accounts for the transaction, such as
                           cash reserve accounts or accounts established as a
                           form of overcollateralization, are separately
                           maintained (e.g., with respect to commingling of
                           cash) as set forth in the transaction agreements.
1122(d)(2)(iv)
--------------------------                                                                            ------------------------
--------------------------                                                                            ------------------------
                                                                                                                 X
                           Each custodial account is maintained at a federally
                           insured depository institution as set forth in the
                           transaction agreements. For purposes of this
                           criterion, "federally insured depository institution"
                           with respect to a foreign financial institution means
                           a foreign financial institution that meets the
1122(d)(2)(v)              requirements of Rule 13k-1(b)(1) of the Securities
                           Exchange Act.
--------------------------                                                                            ------------------------
--------------------------                                                                            ------------------------
                                                                                                                 X
1122(d)(2)(vi)             Unissued checks are safeguarded so as to prevent
                           unauthorized access.
--------------------------                                                                            ------------------------
--------------------------                                                                            ------------------------
                                                                                                                 X
                           Reconciliations are prepared on a monthly basis for
                           all asset-backed securities related bank accounts,
                           including custodial accounts and related bank
                           clearing accounts. These reconciliations are (A)
                           mathematically accurate; (B) prepared within 30
                           calendar days after the bank statement cutoff date,
                           or such other number of days specified in the
                           transaction agreements; (C) reviewed and approved by
                           someone other than the person who prepared the
                           reconciliation; and (D) contain explanations for
                           reconciling items. These reconciling items are
                           resolved within 90 calendar days of their original
                           identification, or such other number of days
1122(d)(2)(vii)            specified in the transaction agreements.
--------------------------                                                                            ------------------------
--------------------------                                                                            ------------------------

                           Investor Remittances and Reporting
--------------------------                                                                            ------------------------
--------------------------                                                                            ------------------------
1122(d)(3)(i)                                                                                                    X
                           Reports to investors, including those to be filed
                           with the Commission, are maintained in accordance
                           with the transaction agreements and applicable
                           Commission requirements. Specifically, such reports
                           (A) are prepared in accordance with timeframes and
                           other terms set forth in the transaction agreements;
                           (B) provide information calculated in accordance with
                           the terms specified in the transaction agreements;
                           (C) are filed with the Commission as required by its
                           rules and regulations; and (D) agree with investors'
                           or the trustee's records as to the total unpaid
                           principal balance and number of mortgage
                           loans serviced by the Servicer.
--------------------------                                                                            ------------------------
--------------------------                                                                            ------------------------
                                                                                                                 X
                           Amounts due to investors are allocated and remitted
                           in accordance with timeframes, distribution
1122(d)(3)(ii)             priority and other terms set forth in the transaction
                           agreements.
--------------------------                                                                            ------------------------
--------------------------                                                                            ------------------------
                                                                                                                 X
                           Disbursements made to an investor are posted within
                           two business days to the Servicer's investor records,
1122(d)(3)(iii)            or such other number of days specified in the
                           transaction agreements.
--------------------------                                                                            ------------------------
--------------------------                                                                            ------------------------
                                                                                                                 X
                           Amounts remitted to investors per the investor
                           reports agree with cancelled checks, or other form of
1122(d)(3)(iv)             payment, or custodial bank statements.
--------------------------                                                                            ------------------------
--------------------------                                                                            ------------------------

                             Pool Asset Administration
--------------------------                                                                            ------------------------
--------------------------                                                                            ------------------------
1122(d)(4)(i)                                                                                                    X
                           Collateral or security on mortgage loans is
                           maintained as required by the transaction agreements
                           or related mortgage loan documents.
--------------------------                                                                            ------------------------
--------------------------                                                                            ------------------------
                                                                                                                 X
1122(d)(4)(ii)             Mortgage loan and related documents are safeguarded
                           as required by the transaction agreements.
--------------------------                                                                            ------------------------
--------------------------                                                                            ------------------------
                                                                                                                 X
                           Any additions, removals or substitutions to the asset
                           pool are made, reviewed and approved in accordance
1122(d)(4)(iii)            with any conditions or requirements in the
                           transaction agreements.
--------------------------                                                                            ------------------------
--------------------------                                                                            ------------------------
                                                                                                                 X
                           Payments on mortgage loans, including any payoffs,
                           made in accordance with the related mortgage loan
                           documents are posted to the Servicer's obligor
                           records maintained no more than two business days
                           after receipt, or such other number of days specified
                           in the transaction agreements, and allocated to
                           principal, interest or other items (e.g., escrow) in
                           accordance with the related mortgage loan
1122(d)(4)(iv)             documents.
--------------------------                                                                            ------------------------
--------------------------                                                                            ------------------------
                                                                                                                 X
                           The Servicer's records regarding the mortgage loans
                           agree with the Servicer's records with respect to
1122(d)(4)(v)              an obligor's unpaid principal balance.
--------------------------                                                                            ------------------------
--------------------------                                                                            ------------------------
                                                                                                                 X
                           Changes with respect to the terms or status of an
                           obligor's mortgage loans (e.g., loan modifications or
                           re-agings) are made, reviewed and approved by
                           authorized personnel in accordance with the
                           transaction agreements and related pool asset
1122(d)(4)(vi)             documents.
--------------------------                                                                            ------------------------
--------------------------                                                                            ------------------------
                                                                                                                 X
                           Loss mitigation or recovery actions (e.g.,
                           forbearance plans, modifications and deeds in lieu of
                           foreclosure, foreclosures and repossessions, as
                           applicable) are initiated, conducted and concluded in
1122(d)(4)(vii)            accordance with the timeframes or other requirements
                           established by the transaction agreements.
--------------------------                                                                            ------------------------
--------------------------                                                                            ------------------------
                                                                                                                 X
                           Records documenting collection efforts are maintained
                           during the period a mortgage loan is delinquent in
                           accordance with the transaction agreements. Such
                           records are maintained on at least a monthly basis,
                           or such other period specified in the transaction
                           agreements, and describe the entity's activities in
                           monitoring delinquent mortgage loans including, for
                           example, phone calls, letters and payment
1122(d)(4)(viii)           rescheduling plans in cases where delinquency is
                           deemed temporary (e.g., illness or unemployment).
--------------------------                                                                            ------------------------
--------------------------                                                                            ------------------------
                                                                                                                 X
                           Adjustments to interest rates or rates of return for
                           mortgage loans with variable rates are computed
1122(d)(4)(ix)             based on the related mortgage loan documents.
--------------------------                                                                            ------------------------
--------------------------                                                                            ------------------------
                                                                                                                 X
                           Regarding any funds held in trust for an obligor
                           (such as escrow accounts): (A) such funds are
                           analyzed, in accordance with the obligor's mortgage
                           loan documents, on at least an annual basis, or such
                           other period specified in the transaction agreements;
                           (B) interest on such funds is paid, or credited, to
                           obligors in accordance with applicable mortgage loan
                           documents and state laws; and (C) such funds are
                           returned to the obligor within 30 calendar days of
                           full repayment of the related
1122(d)(4)(x)              mortgage loans, or such other number of days
                           specified in the transaction agreements.
--------------------------                                                                            ------------------------
--------------------------                                                                            ------------------------
                                                                                                                 X
                           Payments made on behalf of an obligor (such as tax or
                           insurance payments) are made on or before the related
                           penalty or expiration dates, as indicated on the
                           appropriate bills or notices for such payments,
                           provided that such support has been received by the
                           servicer at least 30 calendar days prior
1122(d)(4)(xi)             to these dates, or such other number of days
                           specified in the transaction agreements.
--------------------------                                                                            ------------------------
--------------------------                                                                            ------------------------
                                                                                                                 X
                           Any late payment penalties in connection with any
                           payment to be made on behalf of an obligor are paid
                           from the servicer's funds and not charged to the
                           obligor, unless the late payment was due to the
1122(d)(4)(xii)            obligor's error or omission.
--------------------------                                                                            ------------------------
--------------------------                                                                            ------------------------
1122(d)(4)(xiii)                                                                                                 X
                           Disbursements made on behalf of an obligor are posted
                           within two business days to the obligor's records
                           maintained by the servicer, or such other number of
                           days specified in the transaction agreements.
--------------------------                                                                            ------------------------
--------------------------                                                                            ------------------------

                           Delinquencies, charge-offs and uncollectible accounts
                           are recognized and recorded in accordance with
1122(d)(4)(xiv)            the transaction agreements.                                                           X
--------------------------                                                                            ------------------------
--------------------------                                                                            ------------------------
1122(d)(4)(xv)
                           Any external enhancement or other support, identified
                           in Item 1114(a)(1) through (3) or Item 1115 of
                           Regulation AB, is maintained as set forth in the
                           transaction agreements.
-------------------------- -------------------------------------------------------------------------- ------------------------
-------------------------- -------------------------------------------------------------------------- ------------------------

-------------------------- -------------------------------------------------------------------------- ------------------------
